UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to § 240.14a-12

BAUSCH HEALTH COMPANIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BAUSCH Health

Proxy Statement and Notice of the 2026 Annual Meeting of Shareholders

Ambition & Purpose

Ambition

Our **ambition** is to be a globally integrated and innovative healthcare company, trusted and valued by patients, HCPs, employees and investors.

Purpose

Our **purpose** is enriching lives through our relentless drive to deliver better health outcomes.

Everyone deserves better health.

Values

Our **values** guide us to deliver on our commitments.

Principled-leaders

We are trustworthy, respectful and do the right thing.

Problem-solvers

We are perceptive, adaptive and action-oriented.

Creative-thinkers

We are imaginative, proactive and have an eye for possibilities.

Result-seekers

We are disciplined, focused and take responsibility.

BAUSCH Health

Notice of the 2026
Annual Meeting of
Bausch Health
Companies Inc.
Date and Time
Tuesday, May 19, 2026
9:00 a.m.
Eastern Daylight Time
Place
Meeting via the Internet. Please visit:
www.virtualshareholder
meeting.com/BHC2026
YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled “Questions About Voting” on page 83 of this proxy statement, or if you requested to receive printed proxy materials, your enclosed proxy card.
TO OUR SHAREHOLDERS
Purposes of the Annual Meeting

Elect ten directors to serve on the Board of Directors for a one-year term expiring at the 2027 Annual Meeting of Shareholders.
Approve, in an advisory vote, the compensation of our named executive officers in 2025.
Appoint PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s auditor until the close of the 2027 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration.
Receive the audited consolidated financial statements of the Company for the year ended December 31, 2025, and the auditor’s report thereon.
Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of the Company’s Common Shares as of the close of business on March 20, 2026 are entitled to notice of, and to vote at, the Annual Meeting. This proxy statement is first being mailed to our shareholders on or about April 8, 2026.
IMPORTANT NOTICE regarding the Availability of Proxy Materials for the Annual Meeting of shareholders to be held on May 19, 2026: This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available free of charge on the Company’s website at bauschhealth.com.
By Order of the Board of Directors,

Seana Carson
Executive Vice President, General Counsel
April 8, 2026
2150 Saint Elzéar Blvd. West
Laval, Québec H7L 4A8

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
This Management Proxy Circular and Proxy Statement (“Proxy Statement”) contains information about the 2026 Annual Meeting of Shareholders of Bausch Health Companies Inc., which will be conducted in an exclusively virtual format via a live internet webcast at www.virtualshareholdermeeting.com/BHC2026 at 9:00 a.m., Eastern Daylight Time, on Tuesday, May 19, 2026, and at any adjournments or postponements thereof (the “Annual Meeting” or “Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. In this document, the words “Bausch Health,” “BHC,” “we,” “our,” “ours” “us” and similar terms refer only to Bausch Health Companies Inc. and not to any other person or entity. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of March 20, 2026.
We are providing you with this Proxy Statement and related materials in connection with the solicitation of proxies by our management. See the section titled “Voting & Other Information — Proxy Solicitation” on page 81 for additional information.
We are providing access to our proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, in a fast and efficient manner via the internet (including through the use of notice-and-access procedures under Canadian securities laws). On April 8, 2026, we will begin mailing the proxy materials to all shareholders as of the record date of March 20, 2026 and post our proxy materials on the website referenced in the Notice (www.proxyvote.com).
All properly executed written proxies, and all properly completed proxies submitted via the internet or by telephone or mail, which are delivered pursuant to, and which appoint Thomas J. Appio and Seana Carson, or each of them, each with the power to appoint his or her substitute, as proxyholders in accordance with, this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Annual Meeting.
This Proxy Statement and the Annual Report are available at: www.proxyvote.com.
This Proxy Statement contains information regarding, among other things:
•	the date and time of the Meeting;
•	instructions for accessing the live internet webcast of the Meeting;
•	a list of the proposals being submitted to shareholders for approval; and
•	information concerning voting.
Whether or not you plan to attend the Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present at the Meeting. If you vote your proxy or follow the instructions for voting from the voting instruction form, you may nevertheless attend, and vote your Common Shares during, the live webcast of the Meeting by using the 16-digit control number on the Notice, proxy card or voting instruction form. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

Bausch Health Companies Inc.	1	2026 Proxy Statement

Summary of Board Recommendations
The Board of Directors (the “Board”) unanimously recommends that you vote:

FOR
each of the director nominees proposed by the Board in this Proxy Statement, to serve on the Board until the close of the 2027 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal;

FOR	the approval, in an advisory vote, of the compensation of our named executive officers;
FOR	the appointment of PwC as our auditor until the close of the 2027 Annual Meeting of Shareholders and the authorization of the Board to fix the auditor’s remuneration.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of applicable securities laws (collectively, “forward-looking statements”), which may generally be identified by the use of the words “anticipates,” “hopes,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and assumptions are described under “Forward-Looking Statements” and Item 1A. “Risk Factors” in the Company’s Form 10-K for the year ended December 31, 2025, and in the Company’s other filings with the SEC and the Canadian Securities Administrators, which are incorporated herein by reference. These factors are not exhaustive, and undue reliance should not be placed on forward-looking statements. Forward-looking statements speak only as of the date of this Proxy Statement. The Company undertakes no obligation to update or revise any forward-looking statements except as required by law.

Bausch Health Companies Inc.	2	2026 Proxy Statement

PROPOSAL NO. 1
ELECTION OF DIRECTORS
BACKGROUND
Under the Company’s Articles, directors are elected annually. Directors elected at the Meeting will hold office until the close of the 2027 Annual Meeting of Shareholders of the Company, their successors are duly elected or appointed, or such director’s earlier resignation or removal. In an uncontested election, any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation promptly following the vote, which resignation must state that it will become effective upon acceptance by the Board. The Nominating and Corporate Governance Committee of the Board shall then consider the offered resignation and make a recommendation to the Board as to whether it should accept such resignation. The Nominating and Corporate Governance Committee is expected to accept such resignation, except in exceptional circumstances. Within 90 days of the applicable vote, the Board must decide whether to accept such resignation, and promptly disclose its decision via press release. Full details of this policy are set forth in our Corporate Governance Guidelines, available on our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Governance Documents”). Our website is not part of this Proxy Statement; references to our website address in this Proxy Statement are intended to be inactive textual references only and the information contained on, or available through, our website is not part of this or any other document we file with or furnish to the U.S. Securities and Exchange Commission (the “SEC”) or the Canadian Securities Administrators.
Each of the ten director nominees has established his or her eligibility and willingness to serve on the Board. Set forth in the section titled “Nominees for Election to the Board” beginning on page 5 are the names of the director nominees together with details about their backgrounds and experience. Also indicated is the number of the Company’s securities beneficially owned, controlled or directed, directly or indirectly, by each of the director nominees as of March 20, 2026, as well as the aggregate value based on the $5.01 per share closing price of our Common Shares as reported on the New York Stock Exchange (“NYSE”) on March 20, 2026. For each director nominee, you will find a record of attendance at meetings of the Board and the committees of the Board on which such director nominee served during 2025.
The Board has determined that nine of the ten director nominees are independent within the meaning of applicable Canadian securities laws and U.S. stock exchange requirements. In addition, in accordance with the applicable stock exchange requirements and Board committee charters, the Board has determined that all members of the Board’s Audit and Risk Committee, Talent and Compensation Committee and Nominating and Corporate Governance Committee are independent directors.
The Board recommends that the shareholders vote FOR Proposal No. 1.

Bausch Health Companies Inc.	4	2026 Proxy Statement

NOMINEES FOR ELECTION TO THE BOARD
Nine of the proposed director nominees are incumbent directors, seven of whom were elected at our 2025 Annual Meeting of Shareholders. On July 22, 2025, the Board appointed Mr. Michael Goettler and Ms. Sandra Leung as part of its ongoing refreshment efforts to enhance expertise in areas critical to the Company’s strategy, including pharmaceutical industry leadership and corporate governance. Dr. Richard C. Mulligan, Ph.D. will retire from the Board and is not standing for re-election. To fill the resulting vacancy, the Board has nominated Dr. Eiry W. Roberts, M.D., who brings extensive experience in clinical development and business development. The Board believes these changes provide complementary perspectives and strengthen its ability to effectively oversee the Company’s operations and drive long-term value creation.
The following narrative provides details about each of the director nominees’ background and experience, and summarizes the specific attributes, competencies and characteristics that led to the determination of the Nominating and Corporate Governance Committee and the Board to nominate such individual as a director for election by the shareholders at the Meeting. In addition, the narrative lists the number of meetings of the Board and any applicable committee each director nominee attended during 2025 and any public company directorships, other than with the Company, held by the nominees during the past five years. The narrative also sets out (i) the number of securities of the Company each director nominee beneficially owned, controlled or directed, directly or indirectly, as of March 20, 2026; (ii) the aggregate value of such securities based on the $5.01 per share closing price of our Common Shares on March 20, 2026, as reported on the NYSE; and (iii) the progress of each director nominee toward the director share ownership requirement established by the Board. For further detail regarding the share ownership requirement for non-employee Directors, see the discussion in the section titled “Statement of Corporate Governance Practices — Directors’ Share Ownership” on page 23. For further detail regarding the share ownership requirement for Mr. Appio, see the discussion in the section titled “Compensation Discussion and Analysis — Other Compensation Governance Practices — Share Ownership Guidelines” on page 50.
Unless otherwise instructed, the designated proxyholders intend to vote FOR the election of each of the ten director nominees proposed by the Board in this Proxy Statement. If, for any reason, at the time of the Meeting any of these director nominees are unable or unwilling to serve, unless otherwise specified in the signed proxy card, it is intended that the designated proxyholders will vote in their discretion for a substitute nominee or nominees.

Bausch Health Companies Inc.	5	2026 Proxy Statement

Thomas J. Appio Age: 64 New Jersey, USA Director Since: 2022 Not Independent
Mr. Appio was appointed to the Board and has served as the Chief Executive Officer of the Company since May 2022. He previously served as the Company’s President & Co-Head Bausch + Lomb/International, the Company’s eye-health business, from August 2018 until October 2021, and also served as Executive Vice President, Company Group Chairman, International from August 2016 until July 2018. Prior to its acquisition by Bausch Health in 2013, Mr. Appio served in several positions with Bausch + Lomb Corporation (“Bausch + Lomb” or “B+L”), including as Vice President, North Asia/Japan and as Managing Director, Greater China and Japan. Prior to joining Bausch + Lomb, Mr. Appio served 23 years with Schering-Plough in a wide range of leadership and operations responsibilities. Mr. Appio holds a Bachelor of Science in Accounting from Arizona State University, W.P. Carey School of Business.
Stock Ownership:
•
903,222 Common Shares — $4,525,142
•
1,412,152 Restricted Share Units (“RSUs”) (comprised of 1,412,152 unvested RSUs — $7,074,882)
•
852,455 Stock Options (“SOPs”) (comprised of 852,455 vested SOPs1)
•
Total Equity Value at Risk: $4,525,142 based on the value of the Common Shares beneficially owned by Mr. Appio (but excluding all SOPs and unvested RSUs). Mr. Appio is subject to share ownership guidelines under the terms of his employment agreement with the Company, as further described in the section titled “Compensation Discussion and Analysis — Other Compensation Governance Practices — Share Ownership Guidelines” on page 50.
2025 Meeting Attendance:
•
Board: 9/9
Qualifications:

THE BOARD HAS DETERMINED THAT MR. APPIO’S EXTENSIVE MANAGEMENT EXPERIENCE AND DEMONSTRATED LEADERSHIP AT THE COMPANY QUALIFY HIM TO SERVE AS A DIRECTOR.

[1]	For further information regarding Mr. Appio's outstanding stock options, please refer to the section titled "Outstanding Equity Awards at Fiscal Year-End" on page 57

Bausch Health Companies Inc.	6	2026 Proxy Statement

Christian A. Garcia Age: 62 Texas, USA Director Since: 2024 Independent Committees: • Audit & Risk Committee (Chair)
Mr. Garcia is currently a corporate director. He served as Executive Vice President and Chief Financial Officer at BrandSafway, a provider of industrial services solutions to various markets, from October 2020 to May 2023. Prior to joining BrandSafway, Mr. Garcia served as the Executive Vice President and Chief Financial Officer of Weatherford International, a publicly traded oil services company, from January 2020 to August 2020. Prior to joining Weatherford, he served as Executive Vice President and Chief Financial Officer of Visteon Corporation, a publicly traded provider of automotive cockpit electronics, from October 2016 to October 2019. Previously, Mr. Garcia served as acting Chief Financial Officer of Halliburton Company, a publicly traded energy company. At Halliburton, he progressed through a variety of leadership positions including Chief Accounting Officer, Treasurer, and Senior Vice President of Investor Relations.
Mr. Garcia has served as a director of Tetra Technologies Inc., a publicly traded energy services company, since May 2023, and Mueller Water Products, Inc., a publicly traded water infrastructure company, since August 2024. He has previously served as a director of Dana Incorporated, a publicly traded automotive supplier company, from January 2025 to June 2025. Mr. Garcia received his Bachelor of Science from the University of the Philippines and his master’s degree in business from Purdue University.
Stock Ownership:
•
0 Common Shares — $0
•
89,707 RSUs (comprised of 35,360 vested RSUs — $177,154 and 54,347 unvested RSUs — $272,278)
•
Total Equity Value at Risk: $177,154 representing 35% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 177% of the annual Board retainer. Mr. Garcia has until May 14, 2029 to achieve the expected minimum equity ownership under such share ownership guidelines.
2025 Meeting Attendance:
•
Board: 8/9
•
Audit & Risk Committee: 8/8
Qualifications:

THE BOARD HAS DETERMINED THAT MR. GARCIA’S SIGNIFICANT EXPERIENCE WITH COMPLEX FINANCIAL ISSUES, IN-DEPTH KNOWLEDGE OF FINANCIAL AND ACCOUNTING MATTERS, AND LEADERSHIP IN SENIOR FINANCE POSITIONS QUALIFY HIM TO SERVE AS A MEMBER OF THE BOARD AND THE COMMITTEE ON WHICH HE SERVES.

Bausch Health Companies Inc.	7	2026 Proxy Statement

Michael Goettler Age: 58 New York, USA Director Since: 2025 Independent Committees: • Science & Technology Committee • Talent & Compensation Committee
Mr. Goettler is currently a corporate director. He is the former Chief Executive Officer of Viatris, a global healthcare company formed through the merger of Mylan Inc. and Upjohn, a division of Pfizer. During his tenure as CEO from November 2020 to March 2023, Mr. Goettler successfully led the integration of the companies, achieved cost synergies, and developed a growth strategy for Viatris. He also served on the board of Viatris, Inc. from November 2020 to March 2023. Prior to this role, he held various leadership positions at Pfizer Inc., including Group President of the Upjohn Division, Global President of Inflammation & Immunology, and Global President of the Rare Disease Business. Prior to Pfizer, Mr. Goettler held a variety of senior positions at Sanofi Aventis in the U.S. and Japan. Mr. Goettler began his career at Hoechst in Germany. Mr. Goettler holds an MBA from the University of Texas at Austin and a Diplom-Kaufmann in Business from Wissenschaftliche Hochschule für Unternehmensführung.
Stock Ownership:
•
0 Common Shares — $0
•
30,149 RSUs (comprised of 30,149 unvested RSUs — $151,046)
•
Total Equity Value at Risk: $0 representing 0% of both the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 0% of the annual Board retainer. Mr. Goettler has until July 22, 2030 to achieve the expected minimum equity ownership under such share ownership guidelines.
2025 Meeting Attendance:[1]
•
Board: 2/2
•
Science & Technology Committee: 1/1
•
Talent & Compensation Committee: 1/1
Qualifications:

THE BOARD HAS DETERMINED THAT MR. GOETTLER’S EXTENSIVE MANAGEMENT EXPERIENCE AND DEMONSTRATED LEADERSHIP ACROSS MULTINATIONAL PHARMACEUTICAL ORGANIZATIONS PROVIDE STRATEGIC AND OPERATIONAL EXPERTISE THAT QUALIFY HIM TO SERVE AS A MEMBER OF THE BOARD AND THE COMMITTEES ON WHICH HE SERVES.

[1]	Mr. Goettler was appointed to the Board, Science and Technology Committee and Talent & Compensation Committee on July 22, 2025, and his attendance is based on meetings held after that date.

Bausch Health Companies Inc.	8	2026 Proxy Statement

Sarah B. Kavanagh Age: 69 Ontario, Canada Director Since: 2016 Independent Committees: • Audit & Risk Committee • Nominating & Corporate Governance Committee
Ms. Kavanagh is currently a corporate director. Ms. Kavanagh served as a Commissioner of the Ontario Securities Commission, where she also served as Chair of the audit committee starting in 2014. Between 1999 and 2010, Ms. Kavanagh served in various senior investment banking roles at Scotia Capital Inc. including Vice-Chair and Co-Head of Diversified Industries Group, Head of Equity Capital Markets, and Head of Investment Banking. Prior to Scotia Capital, she held several senior financial positions with operating companies. She started her career as an investment banker with a multinational bank in New York.
Ms. Kavanagh has served on the board of directors of Bausch + Lomb Corporation, a publicly traded eye health company, since May 2022. Ms. Kavanagh previously served as a director of Hudbay Minerals Inc., a publicly traded Canadian mining corporation, from June 2013 to May 2024, and a member of the board of trustees of WPT Industrial REIT, a publicly traded open-ended real estate investment trust, from March 2013 to October 2021. Ms. Kavanagh graduated from Harvard Business School with an MBA and received a Bachelor of Arts degree in Economics from Williams College.
Stock Ownership:
•
0 Common Shares — $0
•
236,359 RSUs (comprised of 182,012 vested RSUs — $911,880 and 54,347 unvested RSUs — $272,278)
•
Total Equity Value at Risk: $911,880, representing 182% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 912% of the annual Board retainer.
2025 Meeting Attendance:[1]
•
Board: 9/9
•
Audit & Risk Committee: 8/8
•
Finance & Transactions Committee: 3/3
•
Nominating & Corporate Governance Committee: 3/3
Qualifications:

THE BOARD HAS DETERMINED THAT MS. KAVANAGH’S EXTENSIVE EXPERIENCE WITH COMPLEX FINANCIAL AND CAPITAL MARKET ISSUES AT VARIOUS BANKING INSTITUTIONS, AND HER IN-DEPTH KNOWLEDGE OF FINANCIAL AND OPERATIONAL MATTERS QUALIFY HER TO SERVE AS A MEMBER OF THE BOARD AND THE COMMITTEES ON WHICH SHE SERVES.

[1]	Ms. Kavanagh was appointed to the Nominating & Corporate Governance Committee on April 22, 2025, and her attendance is based on meetings held after that date.

Bausch Health Companies Inc.	9	2026 Proxy Statement

Frank D. Lee Age: 58 California, USA Director Since: 2024 Independent Committees: • Nominating & Corporate Governance Committee • Science & Technology Committee • Talent & Compensation Committee
Mr. Lee is the Chief Executive Officer and member of the Board of Pacira BioSciences, Inc., a publicly traded pharmaceutical company targeting non-opioid pain management and regenerative health solutions, since January 2024. Prior to joining Pacira, he served as Chief Executive Officer of Forma Therapeutics Inc., a publicly traded biopharmaceutical company focused on rare hematologic diseases and cancers, from March 2019 until its acquisition by Novo Nordisk in October 2022. During his tenure at Forma, Mr. Lee transformed the organization from an early-stage drug discovery company into one focused on the clinical development of lead assets in rare hematologic disorders and cancer. Prior to Forma, Mr. Lee served as Senior Vice President, Global Product Strategy and Therapeutic Area Head for Immunology, Ophthalmology and Infectious Diseases at Genentech, Inc., a member of the Roche Group. Mr. Lee’s 13-year tenure at Genentech included leadership positions of increasing scope and responsibility focused on delivering transformative medicines to patients and driving the growth of multiple in oncology, immunology and ophthalmology products to blockbuster/multi-blockbuster status. Prior to Genentech, Mr. Lee spent approximately 13 years across Novartis, Janssen and Eli Lilly. He received a Bachelor of Science degree in Chemical Engineering from Vanderbilt University and an MBA from the Wharton Graduate School of Business.
Mr. Lee previously served as director of Bolt Biotherapeutics, a publicly traded biotechnology company targeting immunotherapies, from November 2021 to September 2024, and currently serves an as Advisor to Lightstone Ventures, a venture capital firm focused on medical devices and biopharmaceuticals, since January 2023.
Stock Ownership:
•
19,448 Common Shares — $97,434
•
54,347 RSUs (comprised of 54,347 unvested RSUs — $272,278)
•
Total Equity Value at Risk: $97,434 representing 19% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 97% of the annual Board retainer. Mr. Lee has until May 14, 2029 to achieve the expected minimum equity ownership under such share ownership guidelines.
2025 Meeting Attendance:[1]
• Board: 9/9
•
Nominating & Corporate Governance Committee: 3/3
•
Science & Technology Committee: 3/3
•
Talent & Compensation Committee: 3/3
Qualifications:

THE BOARD HAS DETERMINED THAT MR. LEE’S EXTENSIVE EXPERIENCE IN THE PHARMACEUTICAL INDUSTRY AND HIS SUCCESS IN GLOBAL PRODUCT DEVELOPMENT AND COMMERCIALIZATION QUALIFY HIM TO SERVE AS A MEMBER OF THE BOARD AND THE COMMITTEES ON WHICH HE SERVES.

[1]	Mr. Lee was appointed to the Nominating & Corporate Governance Committee on April 22, 2025, and his attendance is based on meetings held after that date.

Bausch Health Companies Inc.	10	2026 Proxy Statement

Sandra Leung Age: 65 Connecticut, USA Director Since: 2025 Independent Committees: • Audit & Risk Committee • Nominating & Corporate Governance Committee (Chair)
Ms. Leung is currently a corporate director. She brings over three decades of legal and executive experience, having served as Executive Vice President and General Counsel at Bristol Myers Squibb Company from December 2014 to May 2025. Prior to this role, she held various positions within the company, including Senior Vice President and General Counsel, as well as Corporate Secretary. Ms. Leung began her career as an Assistant District Attorney in the New York County District Attorney’s Office.
Ms. Leung has been recognized for her exceptional leadership and contributions to the legal profession, receiving numerous awards including the Executive of the Year Award from the IPO Education Foundation in 2023 and the Excellence in Corporate Practice Award from the Association of Corporate Counsel in 2013. She has also served on the board of Mead Johnson Nutrition Company in 2009. Ms. Leung holds a Juris Doctor from Boston College Law School and a Bachelor of Arts from Tufts University.
Stock Ownership:
•
0 Common Shares — $0
•
38,408 RSUs (comprised of 8,259 vested RSUs — $41,378, and 30,149 unvested RSUs — $151,046)
•
Total Equity Value at Risk: $41,378 representing 8% of both the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 41% of the annual Board retainer. Ms. Leung has until July 22, 2030 to achieve the expected minimum equity ownership under such share ownership guidelines.
2025 Meeting Attendance:[1]
•
Board: 2/2
•
Audit & Risk Committee: 2/2
•
Nominating & Corporate Governance Committee: 1/1
Qualifications:

THE BOARD HAS DETERMINED THAT MS. LEUNG’S SIGNIFICANT LEGAL AND EXECUTIVE EXPERIENCE PROVIDES VALUABLE GOVERNANCE AND STRATEGIC EXPERTISE AND QUALIFIES HER TO SERVE AS A MEMBER OF THE BOARD AND THE COMMITTEES ON WHICH SHE SERVES.

[1]
Ms. Leung was appointed to the Board and the Nominating & Corporate Governance Committee on July 22, 2025, and appointed to the Audit & Risk Committee on August 18, 2025, her attendance is based on meetings held after those dates.

Bausch Health Companies Inc.	11	2026 Proxy Statement

John A. Paulson Age: 70 Florida, USA Director Since: 2017[1] Independent Chairperson of the Board
Mr. Paulson currently serves as our Non-Executive Chairperson. Mr. Paulson is the President and Portfolio Manager of Paulson Capital Inc., a private investment management firm specializing in global mergers, event arbitrage and credit strategies. He previously served as President and Portfolio Manager of Paulson & Co. Inc., which he founded in 1994. Prior to forming Paulson & Co., Mr. Paulson served as a Partner of Gruss Partners and a Managing Director in mergers and acquisitions at Bear Stearns.
Mr. Paulson has served on the board of directors of Bausch + Lomb Corporation, a publicly traded eye health company, since May 2022. He also serves as a director of Acadian Asset Management Inc. (formerly BrightSphere Investment Group Inc.), a publicly traded asset management holding company, since November 2018, and has served as Chairman since April 2020.
Mr. Paulson also serves as Chairman of the boards and as majority owner of Steinway Musical Instruments, Inc. and P.F. Chang’s Holdings, Inc. In addition, he serves as a director of the Princess Grace Foundation, the Preservation Foundation of Palm Beach and Lawfare Defense Fund Inc., and previously served as a director of American International Group Inc. from May 2016 to June 2017. Mr. Paulson holds a bachelor’s degree in finance from New York University and an MBA from Harvard Business School.
Stock Ownership:
•
73,256,309 Common Shares[2] — $367,014,108
•
360,120 RSUs (comprised of 305,773 vested RSUs — $1,531,923, and 54,347 unvested RSUs — $272,278)
•
Total Equity Value at Risk: $368,546,031 representing 73,709% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 368,546% of the annual Board retainer.
2025 Meeting Attendance:
•
Board: 9/9
Qualifications:

THE BOARD HAS DETERMINED THAT THE SKILLS AND EXPERTISE THAT MR. PAULSON ACQUIRED FOUNDING AND LEADING PAULSON & CO. INC., INCLUDING HIS IN-DEPTH KNOWLEDGE OF FINANCIAL TRANSACTIONS AND LEADERSHIP ABILITIES, QUALIFY HIM TO SERVE AS A MEMBER OF THE BOARD.

[1]	Mr. Paulson rejoined the Board as our Non-Executive Chairperson on June 23, 2022. He previously served on the Board from June 2017 through May 2022.
[2]
Mr. Paulson may be deemed to be an indirect beneficial owner of such shares held by investment funds he manages and disclaims beneficial ownership except to the extent of his pecuniary interest therein. See the section titled “Ownership of The Company’s Securities Other – Security Ownership of Certain Beneficial Owners” beginning on page 34 for additional information. This number also includes 220 Common Shares owned indirectly as a Uniform Gift to Minors Act custodian for minor children.

Bausch Health Companies Inc.	12	2026 Proxy Statement

Robert N. Power Age: 69 Pennsylvania, USA Director Since: 2008 Independent Committees: • Nominating & Corporate Governance • Talent & Compensation Committee (Chair)
Mr. Power has served on the Board since August 2008. He is currently a corporate director. From 2009 to 2011, Mr. Power was a faculty member at The Wharton School of Business, University of Pennsylvania, where he taught multinational marketing. Mr. Power has over 25 years’ experience working in the pharmaceutical and biotechnology industry, which he gained serving in a number of leadership positions with Wyeth from 1985 through 2007, including Director — New Product Development, Managing Director — U.K./Ireland, Vice President — Global Marketing, President — Europe, Middle East, Africa, President — International and Executive Vice President — Global Business Operations. Mr. Power also has completed the Director Professionalism course offered by the National Association of Corporate Directors. Mr. Power has a B.S. in statistics from the State University of New York and an M.S. in biostatistics from the Medical College of Virginia- Virginia Commonwealth University.
Stock Ownership:
•
6,601 Common Shares — $33,071
•
248,122 RSUs (comprised of 193,775 vested RSUs — $970,813 and 54,347 unvested RSUs — $272,278)
•
Total Equity Value at Risk: $1,003,884 representing 201% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 1063% of the annual Board retainer.
2025 Meeting Attendance:
• Board: 9/9
•
Nominating & Corporate Governance Committee: 7/7
•
Talent & Compensation Committee: 3/3
Qualifications:

THE BOARD HAS DETERMINED THAT MR. POWER’S EXTENSIVE PHARMACEUTICAL AND INTERNATIONAL EXPERIENCE, TOGETHER WITH HIS LEADERSHIP IN MANAGEMENT, STRATEGIC PLANNING, AND LARGE-SCALE OPERATIONS, PROVIDE VALUABLE EXPERTISE AND QUALIFY HIM TO SERVE AS A MEMBER OF THE BOARD AND THE COMMITTEES ON WHICH HE SERVES.

Bausch Health Companies Inc.	13	2026 Proxy Statement

Eiry W. Roberts, M.D Age: 62 California, USA New Director Nominee Independent Committees: • Science & Technology Committee (Chair)[1]
Dr. Roberts currently serves as a strategic advisor to the CEO of Neurocrine Biosciences, Inc., a role she has held since June 2025. She previously served as the Chief Medical Officer of Neurocrine Biosciences, Inc. She has extensive pharmaceutical drug development experience spanning multiple therapeutic areas and all phases of development from research through commercialization. Prior to Neurocrine, Dr. Roberts spent 26 years at Eli Lilly, during which she advanced through various senior and executive roles, concluding her tenure as Vice President in Research & Development. During her industry career, she has served as the chair of R&D portfolio management, medical review and safety committees.
Dr. Roberts has served on the board of directors of Amicus Therapeutics, Inc., a publicly traded biotechnology company focused on the development and commercialization of therapies for rare diseases, since June 2021. She previously served as an Adjunct Professor of Medicine at Indiana University, Department of Clinical Pharmacology. Dr. Roberts formerly served on the Springboard Ventures Steering Committee and was a member of the Indiana Health Forum. She also previously served on the boards of the Indianapolis Children’s Choir and the St. Richard’s Episcopal School Board of Trustees.
Dr. Roberts is an M.D. trained in pharmacology and medicine in the United Kingdom, qualifying from the University of London. She continued her post-graduate clinical training in clinical pharmacology and cardiology at St. Bartholomew’s Hospital and Royal London Hospital.
Stock Ownership:
•
0 Common Shares — $0
•
0 RSUs
•
Total Equity Value at Risk: $0 representing 0% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 0% of the annual Board retainer. Dr. Roberts has until May 19, 2031 to achieve the expected minimum equity ownership under such share ownership guidelines.
Qualifications:

THE BOARD HAS DETERMINED THAT DR. ROBERTS’ EXTENSIVE PHARMACEUTICAL INDUSTRY EXPERIENCE, INCLUDING EXPERIENCE IN PHARMACEUTICAL DRUG DEVELOPMENT, REGULATORY AFFAIRS, PRICING AND ACCESS, AND HER LEADERSHIP AS A CHIEF MEDICAL OFFICER, QUALIFIES HER TO SERVE AS A MEMBER OF THE BOARD AND ANY COMMITTEES ON WHICH SHE IS EXPECTED TO SERVE.

[1]	Subject to the election of Dr. Roberts, the Board expects that Dr. Roberts will serve as the Chairperson of the Science and Technology Committee.

Bausch Health Companies Inc.	14	2026 Proxy Statement

Amy B. Wechsler, M.D. Age: 56 New York, USA Director Since: 2016 Independent Committees: • Science & Technology Committee • Talent & Compensation Committee
Dr. Wechsler is the co-founder of Spotless, Inc., a skincare company, and a practicing dermatologist at Dr. Amy Wechsler Dermatology, which she founded in 2005. She is one of the few physicians in the United States board-certified in both dermatology and psychiatry. In addition to serving her patients, Dr. Wechsler serves as an advisor for Chanel Skin Care, and is a certified trainer and Key Opinion Leader Speaker, qualified to teach physicians and other medical professionals in the use of various dermatological products.
Dr. Wechsler graduated magna cum laude, Phi Beta Kappa with a Bachelor of Science degree in Psychology from Duke University. She earned an M.D. with honors from Cornell University Medical College. After completing her residency in psychiatry at Payne Whitney Clinic — The New York Presbyterian Hospital, she stayed to do her fellowship in child and adolescent psychiatry. Fascinated by the fundamental connection between the mind and body, Dr. Wechsler completed her residency in dermatology at SUNY Downstate Medical Center. Her hospital appointments include Assistant Clinical Professor in Dermatology, SUNY Downstate Medical Center, and Adjunct Assistant Clinical Professor in Psychiatry at Weill Cornell Medical College. Dr. Wechsler earned a Master of Business Administration with honors from Columbia Business School in May 2024.
Dr. Wechsler is the author of The Mind-Beauty Connection, published by Simon & Schuster in 2008. Dr. Wechsler is an active member of several medical professional organizations, including the American Academy of Dermatology, the American Psychiatric Association, the American Academy of Child and Adolescent Psychiatry, the Independent Doctors of New York, The Physicians Scientific Society, and The Skin Cancer Foundation.
Dr. Wechsler previously served as a director of Galecto, Inc., a clinical-stage biotechnology company, from October 2024 through November 2025.
Stock Ownership:
•
106,597 Common Shares —$534,051
•
159,844 RSUs (comprised of 105,497 vested RSUs — $528,540 and 54,347 unvested RSUs — $272,278)
•
Total Equity Value at Risk: $1,062,591 representing 213% of the Company’s current aggregate amount of $500,000 required under the share ownership guidelines for non-employee Directors and 1,063% of the annual Board retainer.
2025 Meeting Attendance:
•
Board: 9/9
•
Science & Technology Committee: 3/3
•
Talent & Compensation Committee: 3/3
Qualifications:

THE BOARD HAS DETERMINED THAT DR. WECHSLER’S EXTENSIVE EXPERIENCE AS A BOARD-CERTIFIED DERMATOLOGIST AND PSYCHIATRIST ALONG WITH HER INSIGHT INTO THE MEDICAL FIELD AND PHARMACEUTICAL INDUSTRY QUALIFY HER TO SERVE AS A MEMBER OF THE BOARD AND THE COMMITTEES ON WHICH SHE SERVES.

Bausch Health Companies Inc.	15	2026 Proxy Statement

Board Skills Matrix
As part of our most recent recruitment process for additional Board members, the directors’ skills matrix was examined by the Nominating and Corporate Governance Committee to ensure an appropriate mix of abilities, qualifications and experience to guide the long-term strategy and continued commercial operation of the Company. The skills matrix below is reviewed periodically to assess the Board’s mix of abilities, competencies, skills and experience, identify any gaps and support succession planning, including anticipated retirements. The Nominating and Corporate Governance Committee uses this evaluation to inform the competencies, experience, qualifications, and other attributes sought in prospective Board members.

	Thomas J. Appio	Christian A. Garcia	Michael Goettler	Sarah B. Kavanagh	Frank D. Lee	Sandra Leung	John A. Paulson	Robert N. Power	Eiry W. Roberts	Amy B. Wechsler
Accounting / Financial Has significant financial or accounting experience in positions requiring an understanding of financial reporting, internal controls and compliance requirements.	•	•		•	•		•
Business Development / Mergers & Acquisitions Has significant experience evaluating, implementing or overseeing strategic business development opportunities.	•	•	•	•	•	•	•	•	•
Clinical Has an advanced scientific or technological degree and related work experience in a scientific or technological field.									•	•
Corporate Governance Has extensive experience in providing accountability, transparency, and protecting shareholder interests.	•	•	•	•	•	•	•	•	•	•
Executive Leadership Has experience as a CEO/President or senior executive at a company of comparable scale and complexity.	•	•	•		•	•	•	•	•
Global Operations Has held a substantial leadership position in an organization that operates globally, particularly in regions in which the company operates.	•	•	•	•	•	•	•	•	•
Government / Regulatory Has worked closely with government organizations or has extensive legal, regulatory or public policy experience in highly regulated industries.	•			•	•	•	•		•
Human Capital Management Has significant experience with human capital management, including setting company culture and attracting, motivating, developing and retaining talent.	•		•	•	•	•		•	•	•
Pharmaceutical / Healthcare Industry Has held an executive or operational role at a company in the pharmaceutical or healthcare industry.	•		•		•	•		•	•	•
Risk Management Has extensive experience evaluating and managing a company’s significant risks and opportunities, including those relating to environmental, social and governance matters.	•	•	•	•	•	•	•	•		•

Bausch Health Companies Inc.	16	2026 Proxy Statement

Director Nomination Process
The Board is responsible for nominating director candidates for election to the Board, and for appointing directors to the Board to fill any vacancies that may occur in between annual elections of directors. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors and recommending to the Board director candidates for nomination either for election by shareholders or for appointment by the Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee considers, among other things, (i) the independence, skills, qualifications and experience of director candidates in a manner consistent with the selection criteria approved by the Board from time to time; (ii) the composition, competencies and skills of the Board as a whole, and the needs of the individual Board committees; (iii) the wide range of attributes, competencies, characteristics, experiences and backgrounds contemplated by the Company’s Corporate Governance Guidelines, as described below; and (iv) in evaluating incumbent directors for re-nomination, the performance of such directors.
The Company does not maintain a separate written policy specifically relating to the identification and nomination of women directors. In prior years, the Board had adopted a Board Diversity Policy that addressed diversity considerations in connection with director recruitment and nomination. That policy was dissolved as part of the Company’s review and consolidation of its governance policies. Notwithstanding the absence of a standalone policy, the Board and the Nominating and Corporate Governance Committee continue to consider different perspectives, including gender, as one of a number of factors in identifying and recommending director candidates as part of the overall director selection process described above.
The Company does not have a director retirement policy or set term limits for independent directors, because the Board does not believe either is necessary to provide for adequate Board renewal. The Company believes that the director nomination process described above has resulted in a reasonable level of Board renewal in recent years, and the Nominating and Corporate Governance Committee actively considers this issue in recommending to the Board director candidates for nomination for election by shareholders. The average tenure of our director nominees is 5.6 years.
Board Composition
The Company seeks to maintain a Board comprised of talented and dedicated individuals whose skills and backgrounds reflect the diverse nature of the business environment in which the Company operates. The Board and the Nominating and Corporate Governance Committee are committed to a merit-based approach to Board composition and consider a wide range of attributes, competencies, characteristics, experiences and backgrounds, when identifying and recommending director candidates, including the knowledge, experience, skills, expertise and perspectives that the Board considers to be necessary for the Board, as a whole, to possess, together with the attributes, competencies, characteristics and backgrounds of the Board’s current directors, as well as the considerations set forth in the Company’s Corporate Governance Guidelines when reviewing Board composition in connection with the director nomination and re-nomination process. These factors may include diversity of background and perspectives, including gender diversity, among other considerations relevant to the effective functioning of the Board. Any search firm engaged to assist in identifying candidates for appointment to the Board will be directed to consider the Company’s objective of maintaining a Board reflecting a wide range of attributes, competencies, characteristics and backgrounds.
The Company has not adopted a specific target regarding the representation of women on its Board. The Board believes that maintaining flexibility in identifying and selecting director candidates based on the totality of their qualifications and experience best supports the Company’s objective of maintaining a highly qualified and effective Board. As of the date of this Circular, three of the Company’s ten directors (representing 30%) are women. If all director nominees are elected, four of ten directors (40%) will be women.
Director Recommendations
The Nominating and Corporate Governance Committee will also consider director recommendations submitted by the Company’s shareholders. Shareholders who wish to have the Nominating and Corporate Governance Committee consider their recommendations should submit their recommendation in writing to the Nominating and Corporate Governance Committee, attention: Chairperson, Bausch Health Companies Inc., 2150 Saint Elzéar Blvd. West, Laval, Québec, H7L 4A8, Canada.

Bausch Health Companies Inc.	17	2026 Proxy Statement

Director recommendations made by shareholders in such manner will undergo the same evaluation by the Nominating and Corporate Governance Committee and the Board as all other director nominees. For more detailed information on this evaluation process, please refer to the charter of the Nominating and Corporate Governance Committee, which is available on the Company’s website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Corporate Governance Documents”). For additional information regarding our director standards, please refer to our Corporate Governance Guidelines, which are available on the Company’s website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Governance Documents”). In order for a director candidate nominated by a shareholder to be included as a nominee in the management proxy circular and proxy statement for an Annual Meeting of Shareholders, such shareholder’s nomination must satisfy the criteria and procedures prescribed under the British Columbia Business Corporations Act (“BCBCA”) and in the Company’s Articles. For additional information regarding the deadlines and procedures for submitting such nominations for the 2026 Annual Meeting of Shareholders, please see the discussion on page 80 under “Shareholder Proposals and Director Nominations for the 2026 Annual Meeting of Shareholders”.
2025 Annual Meeting Results
The results from the 2025 election of directors are as follows:

Name	For	Withheld	Broker Non-Votes
Thomas J. Appio	208,400,572	5,943,436	56,339,806
Christian A. Garcia	207,181,762	7,162,246	56,339,806
Brett M. Icahn	199,179,508	15,164,500	56,339,806
Sarah B. Kavanagh	208,164,244	6,179,764	56,339,806
Frank D. Lee	207,489,891	6,854,117	56,339,806
Steven D. Miller	206,805,726	7,538,282	56,339,806
Richard C. Mulligan, Ph.D.	202,866,703	11,477,305	56,339,806
John A. Paulson	205,916,286	8,427,722	56,339,806
Robert N. Power	202,283,418	12,060,590	56,339,806
Amy B. Wechsler, M.D.	207,392,798	6,951,210	56,339,806

Bausch Health Companies Inc.	18	2026 Proxy Statement

STATEMENT OF CORPORATE GOVERNANCE PRACTICES
The Board is committed to sound and effective corporate governance practices with the goal of ensuring the Company’s financial strength and overall business success. Our governance practices are periodically assessed against those practices suggested by recognized governance authorities and are designed to maintain alignment with shareholder interests and key governance best practices.
Director Independence
The Board believes that, in order to be effective, our Board must be able to operate independently of management. As described in our Corporate Governance Guidelines, available on our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Corporate Governance Documents”), a sufficient number of directors must satisfy the applicable tests of independence, such that the Board complies with all independence requirements under corporate and securities laws and stock exchange requirements applicable to the Company. Our Corporate Governance Guidelines further provide that the Nominating and Corporate Governance Committee, as well as the Board, reviews the relationships that each director has with the Company in order to satisfy itself that these independence criteria have been met. On an annual basis, as part of our disclosure procedures, all directors complete a questionnaire pertaining to, among other things, share ownership, family and business relationships, and director independence standards. The Board must then disclose in the Company’s annual management proxy circular and proxy statement the identity of each of the independent directors and the basis for the Board’s determination for each of the directors who are not independent.
The nine independent directors and director nominees include: Mr. Garcia, Mr. Goettler, Ms. Kavanagh, Mr. Lee, Ms. Leung, Mr. Paulson, Mr. Power, Dr. Roberts and Dr. Wechsler. In reaching these determinations, the Board considered all relevant relationships and transactions, including equity holdings and purchases of Company securities, as well as ordinary-course purchases of Company products by entities affiliated with directors. The Board noted that one director manages a fund that has made open-market purchases of Company securities, and another director owns a company that purchases the Company’s products in the ordinary course of business. The Board has concluded that these relationships do not impair the independence of any of the independent directors.
None of our current directors (and none of the director nominees) have entered into employment, service or similar contracts with us, with the exception of Mr. Appio, as further discussed in the section titled “Compensation Discussion and Analysis — Arrangements with Our NEOs” on page 49. For this reason, the Board has determined that Mr. Appio is not an independent director and will not be eligible to serve on the Audit and Risk Committee, the Talent and Compensation Committee, or the Nominating and Corporate Governance Committee.
Board Leadership Structure
Mr. Paulson serves as the Non-Executive Chairperson of the Board. With the roles of Chairperson and CEO separated, the Board has determined to have the Chairperson in a presiding capacity, coordinating the activities of the Board and performing the duties set forth in the Position Description for the Chairperson of the Board, attached as Exhibit A to the Corporate Governance Guidelines posted on the Company’s website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Corporate Governance Documents”). These responsibilities include: (i) leading, managing and organizing the Board consistent with the

Bausch Health Companies Inc.	19	2026 Proxy Statement

approach to corporate governance adopted by the Board from time to time; (ii) guiding the Board’s deliberations so that appropriate strategic and policy decisions are made; (iii) promoting cohesiveness among the Directors; (iv) satisfying himself or herself that the responsibilities of the Board and its committees are well understood by the Directors; and (v) acting as spokesperson for the Board.
Meetings of Independent Directors
Our Corporate Governance Guidelines provide that the independent directors of the Board may meet in executive session at any meeting of the Board, and that an opportunity shall be provided during the meeting for any member of the Board to make such a request. The independent directors generally meet in executive sessions without management present during their regularly scheduled board and committee meetings, and on an as-needed basis during ad hoc meetings. Mr. Paulson, our Chairperson of the Board, presides over executive sessions of the Board, and the committee chairs, all of whom are independent, preside over executive sessions of the Committees. During 2025, our independent directors held executive sessions at each of the four regularly scheduled Board meetings.

Bausch Health Companies Inc.	20	2026 Proxy Statement

Meetings of the Board
The Board meets regularly, at least four times per year, including at least once annually to review our strategic plan. Additional meetings can be called when necessary. From January 1, 2025 to December 31, 2025, the Board had four regularly scheduled meetings and five ad hoc meetings to review specific matters. All agendas for Board and Board committee meetings are set by the Chairperson of the Board in consultation with the Board committee Chairpersons, as necessary.
As required by the Company’s Articles, at least 50% of the directors then in office must be present in order to transact business at any Board meeting. All incumbent directors attended at least 94% of the total Board and Committee meetings on which he or she served in 2025.
During 2025, the Board had five standing committees: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee, the Finance and Transactions Committee, which was dissolved on April 22, 2025, and the Science and Technology Committee.
Directors are expected to attend and participate in substantially all meetings of the Board and of all committees on which they serve. The Board and Board committee attendance records for all directors who served on the Board during 2025 are set forth below.

	Board Meetings		Audit and Risk Committee Meetings		Talent and Compensation Committee Meetings		Nominating and Corporate Governance Committee Meetings		Finance and Transactions Committee Meetings		Science and Technology Committee Meetings		Overall
	#	%	#	%	#	%	#	%	#	%	#	%	#	%
Thomas J. Appio	9	100%	—	—	—	—	—	—	—	—	—	—	9	100%
Christian A. Garcia	8	89%	8	100%	—	—	—	—	—	—	—	—	16	94%
Michael Goettler(1)	2	100%	—	—	1	100%	—	—	—	—	1	100%	4	100%
Brett M. Icahn(2)(3)(4)	7	88%	—	—	—	—	4	100%	3	100%	—	—	14	93%
Sarah B. Kavanagh(2)(3)	9	100%	8	100%	—	—	3	100%	3	100%	—	—	23	100%
Frank D. Lee(2)	9	100%	—	—	3	100%	3	100%	—	—	3	100%	18	100%
Sandra Leung(1)(4)	2	100%	2	100%	—	—	1	100%	—	—	—	—	5	100%
Steven D. Miller(3)(4)	8	100%	6	100%	—	—	—	—	3	100%	—	—	17	100%
Richard C. Mulligan, Ph.D.(2)	9	100%	—	—	—	—	4	100%	—	—	3	100%	16	100%
John A. Paulson	9	100%	—	—	—	—	—	—	—	—	—	—	9	100%
Robert N. Power	9	100%	—	—	3	100%	7	100%	—	—	—	—	19	100%
Amy B. Wechsler, M.D.	9	100%	—	—	3	100%	—	—	—	—	3	100%	15	100%

(1)
On July 22, 2025, Mr. Goettler and Ms. Leung were appointed to the Board. Mr. Goettler was appointed to the Science & Technology Committee, and Talent & Compensation Committee. Ms. Leung was appointed to the Nominating & Corporate Governance Committee.

(2)	On April 22, 2025, Ms. Kavanagh and Mr. Lee joined the Nominating & Corporate Governance Committee, replacing Mr. Icahn and Dr. Mulligan.
(3)	On April 22, 2025, the Board dissolved the Finance and Transactions Committee.
(4)	On August 14, 2025, Messrs. Icahn and Miller resigned from the Board. Ms. Leung was appointed to the Audit & Risk Committee on August 18, 2025.
Although we do not have a formal policy requiring our directors to attend our Annual Meetings of Shareholders, we expect all directors to attend the Meeting absent exceptional circumstances. The 2025 Annual Meeting of Shareholders was attended by seven of the ten directors serving on the Board. We anticipate that all of our directors will attend this year’s virtual Meeting.

Bausch Health Companies Inc.	21	2026 Proxy Statement

Charter of the Board
The Board is responsible for the overall stewardship of the Company and its business, including supervising the management of the Company’s business and affairs. The Board discharges this responsibility directly and through delegation of specific responsibilities to committees of the Board and to our officers. Under the charter of the Board (the “Board Charter”), the Board has established committees to assist with its responsibilities. Our current standing Board committees are: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee, and the Science and Technology Committee. On April 22, 2025, the Board dissolved the Finance and Transactions Committee, the duties of which committee were assumed by the Board.
Under the Board Charter, the Board is responsible for, among other things, the following corporate governance-related matters: (i) overseeing the Company’s performance and the quality, depth and continuity of management needed to meet the Company’s strategic objectives; (ii) developing and approving the Company’s approach to and practices regarding corporate governance; (iii) succession planning; (iv) reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of the Company and the Company’s underlying value; (v) approving and assessing compliance with all significant policies and procedures by which the Company is operating, including the Bausch Health Code of Conduct (as described below); (vi) reviewing the Company’s principal risks and assessing whether appropriate systems are in place to manage such risks; and (vii) ensuring the integrity and adequacy of the Company’s internal controls.
The Board Charter is attached to this Proxy Statement as Exhibit A and is available on our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Corporate Governance Documents”).
Position Descriptions
The Board has developed written position descriptions for the Chairperson of the Board, the Lead Independent Director (if applicable), the CEO, and the Chairpersons of each of the Audit and Risk Committee, the Nominating and Corporate Governance Committee, the Talent and Compensation Committee, and the Science and Technology Committee.
The Position Description for the Chairperson of the Board is Exhibit A and the Position Description for the Lead Independent Director is Exhibit B to the Corporate Governance Guidelines. The Position Description for the CEO is Exhibit B to the charter of the Talent and Compensation Committee. The Position Description for the Chair of each standing committee is appended to the relevant committee’s charter, which is posted on our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Corporate Governance Documents”).
Orientation and Continuing Education
The Nominating and Corporate Governance Committee oversees the Board’s continuing education program, which was developed to assist directors in maintaining or enhancing their skills and abilities as directors and updating their knowledge and understanding of the Company and the pharmaceutical industry. New directors are oriented to the roles of the Board and individual directors and the business and affairs of the Company through discussions with the incumbent directors and the Company’s management by periodic presentations from senior management on major business, industry and competitive issues. Management and outside advisors provide information and education sessions to the Board and its committees as necessary to keep the directors up-to-date with, among other things, (i) disclosure and corporate governance requirements and best practices; (ii) the Company, its business and the environment in which it operates; and (iii) developments in the responsibilities of directors. The Board may invite representatives of various business units to Board meetings to discuss business strategy and market analysis, as well as make on-site visits of the operations of the Company at the various facilities of the Company. Directors may also attend outside conferences and seminars that are relevant to their roles at the Company’s expense, with the approval of the Chairman of the Board.

Bausch Health Companies Inc.	22	2026 Proxy Statement

Ethical Business Conduct
We have a written code of conduct (the “Code of Conduct”), that applies to all employees (including our officers) and directors of the Company and its worldwide subsidiaries. Among other things, the Code of Conduct is designed to deter wrongdoing and promote honest and ethical conduct, including (i) the ethical handling of actual or apparent conflicts of interest; (ii) full, fair, accurate, timely and understandable public disclosure; (iii) compliance with applicable laws and regulations; (iv) protection of the Company’s assets; and (v) maintaining a harassment-free work environment.
Our employees and directors are required to maintain an understanding of, and ensure their compliance with, the Code of Conduct, which we review annually. Supervisors are responsible for maintaining awareness of the Code of Conduct, and for reporting any deviations from the Code of Conduct. The Code of Conduct also requires the Company to conduct regular audits to test compliance with the Code of Conduct. Subject to Board approval, responsibility for the establishment and periodic review and update of the Code of Conduct falls within the mandate of the Audit and Risk Committee.
All individuals subject to the Code of Conduct are obligated to promptly report violations and potential violations of law, the Code of Conduct, or applicable Company policies of the Company. Such violations or suspected violations may be reported to the appropriate Company representative, or anonymously and confidentially through the Company’s business ethics hotline. All potential violations must in turn be reported to the Company’s General Counsel or Chief Compliance & Ethics Officer. The Board has established reporting procedures in order to encourage employees and directors to raise concerns regarding matters addressed by the Code of Conduct on a confidential basis free from discrimination, retaliation or harassment. Employees of the Company who violate the Code of Conduct may face disciplinary actions, including dismissal.
In addition to our Code of Conduct, we maintain additional policies and procedures that provide specific requirements governing the day-to-day behavior of our personnel. Examples include: (1) our Global Anti-Bribery Policy, establishing our commitment to complying with anti-bribery and anti-corruption laws in all countries in which we operate; (2) our Business Ethics Reporting Policy, describing the way in which employees, contractors and third-parties can raise concerns regarding a variety of matters, including violations of law or of the Code of Conduct, (3) our U.S. Healthcare Compliance Policy outlining the legal and ethical standards under which we operate in the United States, (4) our Insider Trading and Blackout Policies, which govern the purchase, sale, and other dispositions of Company securities, by directors, officers and employees, and are designed to promote compliance with securities laws, rules and regulations, and stock exchange listing standards, and (5) various region and country-level policies regarding interactions with healthcare providers (“HCPs”) and other customers, including ethical review and approval of promotional materials. The full text of the Company’s Insider Trading and Blackout policies were filed as Exhibits 19.1 and 19.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2025.
The foregoing description of the Code of Conduct is intended as a summary only, and does not purport to be complete. It is subject to, and qualified in its entirety by, reference to all of the provisions of the Code of Conduct, a copy of which is available on our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Governance Documents”). It is also available in print to shareholders upon request. Shareholders may submit their request to Investor Relations, Bausch Health Companies Inc., 2150 Saint Elzéar Blvd. West, Laval, Québec H7L 4A8, Canada.
We intend to satisfy any disclosure requirements regarding amendments to, or waivers of, any provision of the Code of Conduct, by posting such information on the Company’s website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Governance Documents”).
Directors’ Share Ownership
To support the alignment of directors’ interests with our interests and those of our shareholders, the Board has adopted share ownership guidelines for our non-employee directors. The directors’ share ownership guidelines, which are set forth in our Corporate Governance Guidelines, provide that each non-employee director is expected to hold or control Common Shares, vested restricted or deferred share units, or a combination thereof, valued at five (5) times the annual Board cash retainer not later than the fifth anniversary of his or her first election or appointment to the Board. Based on the current annual cash retainer of the Board of $100,000, the minimum value of equity each of our non-employee directors is required to hold is $500,000. Messrs. Garcia and Lee, appointed

Bausch Health Companies Inc.	23	2026 Proxy Statement

May 14, 2024, must satisfy the directors’ share ownership requirements by May 14, 2029; Mr. Goettler and Ms. Leung, appointed July 22, 2025, by July 22, 2030; and Dr. Roberts, if elected, will have until May 19, 2031. All of our other incumbent non-employee directors as of March 20, 2026, based on the $5.01 per share closing price of our Common Shares on March 20, 2026, as reported on the NYSE, have satisfied the minimum equity ownership requirement.
Mr. Appio is excluded from the share ownership guidelines for non-employee directors. He is subject to share ownership guidelines established by our Talent and Compensation Committee, as further discussed in the section titled “Compensation Discussion and Analysis — Other Compensation Governance Practices — Share Ownership Guidelines” on page 50.
Risk Oversight
Our Board recognizes the importance of effective risk oversight in the achievement of organizational objectives, including strategic objectives, improving long-term organizational performance and enhancing shareholder value. The Audit and Risk Committee oversees the global enterprise risk management (“ERM”) process and reports regularly to the Board. Under the supervision of the Board, our management team is responsible for identifying, assessing and managing the Company’s exposure to various risks. The global ERM office, which reports to our Executive Vice President, Chief Financial Officer, was established to assist with this process. Our ERM office routinely meets with the Company’s Executive Leadership Team and members of senior leadership to (i) identify emerging risks across the Company’s operations; (ii) review, assess and prioritize identified risks; and (iii) develop risk mitigation plans, and each quarter provides the Audit and Risk Committee with updates on these activities.
While our Executive Leadership Team and members of our senior leadership team are responsible for our day-to-day risk management, including identifying risks and implementing risk mitigation plans, our Board is responsible for promoting a culture of risk management within the Company. This includes overseeing the Company’s principal risks and assessing whether appropriate systems are in place to manage such risks. The Board exercises its risk oversight responsibilities both directly as well as through its standing committees. The Board committees regularly review and discuss risk topics that fall under the duties and responsibilities described in their committee charters, as summarized below, and report to the Board any significant risks identified during their review. The Board discusses those risks, and also receives regular reports regarding material legal, information security and cybersecurity, commercial, finance and business development matters.
Committees and Oversight
The Audit and Risk Committee, in addition to its oversight of the ERM office as described above, oversees risks relating to (i) financial statements, financial reporting and internal controls; (ii) information security, and cybersecurity; (iii) compliance and ethics programs, including receipt and handling of business ethics reports received through the reporting program; and (iv) legal and regulatory issues. The Audit and Risk Committee is also responsible for ensuring that any other material risks receive appropriate oversight, which in some cases includes the referral of risk-related discussions to other committees and/or the full Board.
The Talent and Compensation Committee oversees risks related to human capital and compensation, including (i) the Company’s compensation policies and practices; (ii) the Company’s incentive and equity compensation plans; (iii) workforce staffing; and (iv) executive and senior leadership succession. For additional information regarding the Talent and Compensation Committee’s oversight of risk relating to compensation policies and practices, see “Talent and Compensation Committee — Compensation Risk Determination” on page 52.
The Nominating and Corporate Governance Committee provides oversight with respect to risks related to the Company’s corporate governance, including: (i) the composition, size, structure, and effectiveness of the Board and its committees; (ii) director succession; (iii) director independence; (iv) overseeing orientation and education programs for new directors and ongoing director education opportunities for continuing directors; and (v) the Company’s corporate governance policies and practices.
The Science and Technology Committee oversees risks relating to (i) the Company’s product pipeline; (ii) R&D initiatives; and (iii) regulatory matters.

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Information Security
Our information security and risk management team is responsible for the operationalization of information security and data privacy practices and is overseen by the Executive Leadership Team and the Audit and Risk Committee of the Board, both of which receive periodic updates. Bausch Health has implemented an information security program based on the National Institute of Standards and Technology (“NIST”) Cybersecurity Framework, the Sarbanes-Oxley Act of 2002 and the Health Insurance Portability and Accountability Act (“HIPAA”). The program has clearly defined responsibilities for information security, a governance structure, and risk management framework to enable informed decision making on information security matters. Multiple layers of technical controls have been implemented in addition to a response capability to identify and contain any cyber incidents which may occur. For additional information regarding the Company’s established set of policies and procedures to assess, identity, and manage material risks from cybersecurity threats codified in the Bausch Health Cybersecurity Program, see our Annual Report on Form 10-K filed with the SEC. The Board continues to evaluate and evolve its approach to the oversight of emerging technologies, including artificial intelligence, as part of its ongoing governance practices.
Environmental, Social, and Governance (“ESG”)
Our mission and five guiding principles shape our approach to ESG. Accordingly, we have organized our ESG efforts around five key areas:
(i)	operate with integrity;
(ii)	respect the environment;
(iii)	advance global health and patient care;
(iv)	improve our communities; and
(v)	support employee growth and well-being.
We believe that these areas are important to the success of the Company and the health of the communities we operate in and serve. Additional information about our ESG practices and programs is available on our website at https://www.bauschhealth.com/ (under the tab “ESG”).
Board Oversight of ESG Matters
Each of the Board, the Audit and Risk Committee, the Nominating and Corporate Governance Committee, and the Talent and Compensation Committee shares responsibility for oversight of various aspects of our ESG practices and programs. Our Talent and Compensation Committee oversees our human capital management programs, and the processes, policies and governance related to our executive compensation practices. Our Audit and Risk Committee oversees our compliance and ethics program. Finally, our Nominating and Corporate Governance Committee oversees our Board governance practices, environmental and sustainability programs, and corporate governance policies. In its oversight role, the Board receives periodic updates from each of these standing committees and from management, and the Nominating and Corporate Governance Committee receives quarterly status updates that include progress on the Company’s environmental and sustainability efforts and programs. Additionally, in 2025, the Nominating and Corporate Governance Committee received third-party training on pertinent and emerging ESG issues to support their oversight responsibility.

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Key Areas of Focus and Progress
Below are a few examples of initiatives we have undertaken with respect to each of our five key ESG areas:

I. OPERATE WITH INTEGRITY
1. Corporate Governance
•
We have implemented a broad system of internal controls and polices.
•
We provide annual corporate governance training for employees. Our Board provides independent leadership of the Company, and our Non-Executive Chairperson of the Board provides independent leadership of the Board.
•
The Audit and Risk Committee oversees our compliance and ethics programs.

2. Patient Access & Pricing
•
Our management-level Patient Access and Pricing Team works to support patient access to the Company’s products at costs aligned with their ability to pay.
•
We offer a range of copay assistance programs across our major U.S. product lines, including in gastroenterology, neuroscience and dermatology, to help reduce eligible patients’ out-of-pocket costs.
•
We provide a patient assistance program in the U.S., and offer product donation programs in other markets, to provide no-cost access to eligible patients who are otherwise unable to obtain the products through applicable insurance or reimbursement systems.

3. Commitment to Equity and Inclusion
•
We are dedicated to cultivating a workplace where every individual feels appreciated, respected, and empowered to thrive. Our aim is to build an environment that nurtures growth, encourages collaboration, and fosters a deep sense of belonging.

II. RESPECT THE ENVIRONMENT
1. EHS+S Organization
•
Our global Environment, Health, Safety + Sustainability (“EHS+S”) organization provides the leadership and guidance to enable our regional sites around the world to achieve a more sustainable state, while seeking to reduce the adverse impact of our manufacturing operations on the environment.
•
Consistent with the Corporate Sustainability Reporting Directive (“CSRD”), we have undertaken a Double Materiality Assessment and Climate Scenario Analysis through these exercises, the Company has identified our sustainability impacts, risks and opportunities.

2. Carbon Emissions
•
We continue to implement a series of measures that will underpin our response to applicable regulatory requirements including the CSRD. This includes the establishment of a Greenhouse Gas (“GHG”) emissions inventory which will form the basis of any future target setting and development of a climate risk report.
•
To create consistency and rigor in our risk management approach, we aim to leverage the same methodology applied in our broader ERM framework to identify climate-related risks and opportunities. This alignment highlights that climate-related issues are treated as an extension of core business risk management, and climate considerations are embedded in strategic planning and regulatory preparedness, supporting long-term resilience and stakeholder confidence.
•
We are also engaging with our suppliers as part of our Responsible Procurement program to gather emissions data and to identify and monitor risks within the value chain.

3. Energy and Water Usage
•
Our Energy Efficiency program continues to support delivery of our energy reduction mandate within our global manufacturing sites. As part of this process, we have developed a register of energy saving opportunities for all sites and review progress on these initiatives with the site teams at periodic intervals. We also host quarterly workshops where our teams share case studies and best practices so that our regional colleagues can leverage these experiences to improve performance across all our facilities.

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III. ADVANCE GLOBAL HEALTH & PATIENT CARE
1. Philanthropy
•
In the past year, we have continued our proud tradition of supporting initiatives aimed at disease prevention, improving patient outcomes and lives, and education. In 2025, Bausch Health, among other initiatives, has:
○
Made significant contributions through product donations to charitable health organizations serving lesser-developed countries and communities in need;
○
Expanded the scope of our Patient Assistance Program platform in the United States to include certain eligible patients who are covered by Medicaid plans that do not offer access to Bausch Health products; and
○
Funded scholarship programs for students with dermatological and gastrointestinal conditions.

2. Patient Safety and Health Advocacy
•
We invest millions of dollars each year to support HCP education, research grants and charitable organizations devoted to improving patient care and quality of life and advancing the safety and effectiveness of health care products.

IV. IMPROVE OUR COMMUNITIES
1. Community Enrichment
•
We believe the Company’s long-term success is linked directly to our ability to make a positive difference in our communities. As such, we support community enrichment activities, such as volunteering, investing in scholarship programs, and donating to local charities.

V. EMPLOYEE GROWTH AND WELL-BEING
1. Health and Safety
•
Our employees’ health, safety, and wellness are important to us. On an ongoing basis, Bausch Health (excluding Bausch + Lomb) measures how well we foster the health and safety of our employees by measuring Lost Time Incident Rates, which is the number of incidents that result in lost time. For 2025, our Lost Time Incident Rate was 0.8 recorded cases per 100 employees within the combined Global Manufacturing and U.S. Commercial organizations.

2. Employee Engagement
•
In 2025, Bausch Health, recognized global inclusion and wellness initiatives, including heart health, black history month, mental health awareness, breast cancer awareness, Juneteenth, International Women’s Day, prostate cancer awareness to create inclusive community and build common culture.

3. Talent Development
•
We are dedicated to fostering a culture of continuous learning and development. Our training programs and resources are designed to empower employees to reach their full potential.
•
By prioritizing employee development, we not only enhance individual skills, but also drive our collective success, ensuring we remain focused on our employees’ growth.
•
In 2025, we launched a language learning platform for all employees which offers online courses, live virtual classes, and real-world business content across multiple languages.
•
We empower employees to explore roles that are of interest and gain insights into their strengths and development needs. We provide a variety of development programs to support our employees at every stage of their career and incorporate individual development plans that aim to help our employees reach their career goals.

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Board Committees
During 2025, the Board had five standing committees: the Audit and Risk Committee, the Talent and Compensation Committee, the Nominating and Corporate Governance Committee, the Finance and Transactions Committee, and the Science and Technology Committee. On April 22, 2025, the Board dissolved the Finance and Transactions Committee, the duties of which were assumed by the Board. The specific responsibilities of each of the Board committees are set forth in their respective charters, copies of which are available on our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Corporate Governance Documents”) and are also available in print to shareholders upon request submitted to Investor Relations, Bausch Health Companies Inc., 2150 Saint Elzéar Blvd. West, Laval, Québec H7L 4A8, Canada.
The Chairperson of the Board and the Chairperson of each of the Audit and Risk Committee, the Talent and Compensation Committee and the Nominating and Corporate Governance Committee are expected to be available to respond to questions from shareholders at the Meeting.
The table below sets forth each current director’s membership on our Board committees.

	Audit and Risk Committee	Talent and Compensation Committee	Nominating and Corporate Governance Committee	Science and Technology Committee
Thomas J. Appio
Christian A. Garcia	Chairperson
Michael Goettler		•		•
Sarah B. Kavanagh	•		•
Frank D. Lee		•	•	•
Sandra Leung	•		Chairperson
Richard C. Mulligan, Ph.D.(1)				Chairperson
John A. Paulson(2)
Robert N. Power		Chairperson	•
Amy B. Wechsler, M.D.		•		•

(1)
Dr. Mulligan will not stand for re-election at the Meeting. To fill the resulting committee vacancy, subject to her election, we expect that Dr. Roberts will serve as the Chairperson of the Science and Technology Committee.

(2)	Chairperson of the Board

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Audit and Risk Committee
The Audit and Risk Committee is comprised of three independent directors: Mr. Garcia (Chairperson), Ms. Kavanagh, and Ms. Leung. The responsibilities, powers and operation of the Audit and Risk Committee are set out in the written charter of the Audit and Risk Committee. Pursuant to the Audit and Risk Committee Charter, each member of the Audit and Risk Committee is an independent director as defined and required by applicable regulatory and stock exchange rules. The Board has concluded that each member of the Audit and Risk Committee is “financially literate” as defined under National Instrument 52-110 — Audit Committees and as required under NYSE rules, and each of Mr. Garcia and Ms. Kavanagh qualify as an “audit committee financial expert” under the regulations promulgated by the SEC.
The Audit and Risk Committee operates pursuant to the Audit and Risk Committee Charter. Its responsibilities include, among other things, responsibility for reviewing and recommending to the Board our annual financial statements and management’s discussion and analysis of results of operation and financial condition (the “MD&A”) and reviewing and approving our interim financial statements and the MD&A. As contemplated in the Audit and Risk Committee Charter, the Audit and Risk Committee periodically meets with our internal auditor and with our external auditor without management being present. The Audit and Risk Committee also recommends to the Board the external auditor to be nominated for approval by the Company’s shareholders, as well as the compensation of the external auditor. The Audit and Risk Committee Charter provides that the Audit and Risk Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing practices.
In accordance with the Audit and Risk Committee Charter, the Audit and Risk Committee also provides assistance to the Board in fulfilling its oversight function, including with respect to: (i) the quality and integrity of our financial statements; (ii) compliance with our Bausch Health Code of Conduct, and legal and regulatory requirements, including with respect to disclosure of financial information; (iii) the qualifications, performance and independence of our external auditor; (iv) the performance of our senior finance employees and internal audit function; (v) internal controls and certifications; (vi) monitoring the appropriateness and effectiveness of the Company’s risk management systems and policies, including evaluating on a regular basis the effectiveness and prudence of senior management in managing the Company’s operations and the risks to which it is exposed; and (vii) overseeing the Company’s compliance programs, policies and procedures, and investigating compliance matters.
The Audit and Risk Committee Charter provides that no member of the Audit and Risk Committee may hold 10% or more of the Company’s outstanding Common Shares or serve simultaneously on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair his or her ability to serve effectively on the Audit and Risk Committee.
Talent and Compensation Committee
The Talent and Compensation Committee is comprised of four independent directors: Mr. Power (Chairperson), Mr. Goettler, Mr. Lee, and Dr. Wechsler. The responsibilities, powers and operation of the Talent and Compensation Committee are set out in the written charter of the Talent and Compensation Committee. In accordance with the Talent and Compensation Committee Charter, each member of the Talent and Compensation Committee is an independent director as defined and required by applicable regulatory and stock exchange rules.
As described in the Talent and Compensation Committee Charter, the key responsibilities of the Talent and Compensation Committee include: (i) reviewing and approving corporate goals and objectives in connection with the compensation of our CEO, evaluating the CEO’s performance in light of those goals and objectives, and (either as a committee or together with the other independent directors who satisfy the independence, “non-employee” and “outside director” requirements under the Talent and Compensation Committee Charter) recommending the compensation of the CEO based on such evaluation to the Board for approval; (ii) reviewing and approving each element of total compensation for all officers, as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (each a, “Section 16 Officer”); (iii) reviewing and approving arrangements with Section 16 Officers

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relating to their employment relationships with us; (iv) reviewing talent management and succession planning materials for key roles; (v) providing strategic supervision of our benefit plans, programs and policies; and (vi) reviewing and recommending to the Board for approval the Compensation Discussion & Analysis to be included in the Company’s annual management proxy circular and proxy statement and/or annual report on Form 10-K, and preparing the Talent and Compensation Committee Report.
Compensation
For details on the philosophy and approach adopted by the Talent and Compensation Committee with respect to compensation of our officers, please see “Compensation Discussion and Analysis” beginning on page 37.
The Talent and Compensation Committee has the authority to retain and compensate any consultants and advisors it considers necessary to fulfill its mandate. It shall, annually or on an as-needed basis, specify the work to be performed by, and agree on the associated fees to be paid to the compensation consultants. It shall also review annually the work performed and fees paid. In addition, the Talent and Compensation Committee Charter provides that the Talent and Compensation Committee shall report to the Board, on an annual basis, the nature of any additional work or non-Board based services conducted by any such compensation consultant and associated fees paid, if approved by the Chairperson of the Talent and Compensation Committee.
Periodically, and at least annually, the Talent and Compensation Committee selects and retains independent consultants to conduct comprehensive reviews and assessments of our policies, procedures and internal controls for setting compensation of the CEO and other members of senior management. The consultant prepares and submits relevant information and analyses to the Talent and Compensation Committee. As discussed below under “Compensation Discussion and Analysis,” in 2025, the Talent and Compensation Committee retained Pay Governance LLC (“Pay Governance”), as its independent consultant to provide advice on compensation matters. Pay Governance’s services included the following: (i) periodically reviewing our executive compensation programs, including base salary, short-term incentives, equity-based incentives, total cash compensation levels and total direct compensation of certain senior positions, against those of a peer group; (ii) advising the Talent and Compensation Committee with regard to the compensation packages of the CEO and other members of senior management; (iii) reviewing the proxy and specifically the Compensation Discussion and Analysis; and (iv) preparing materials for and attending select Talent and Compensation Committee Meetings. Pay Governance did not provide any additional services to the Company during the fiscal year 2025. The Talent and Compensation Committee has assessed, at the relevant times, the independence of Pay Governance and concluded that its engagement of Pay Governance did not raise any conflict of interest with the Company or any of the Company’s directors or executive officers.
The Talent and Compensation Committee considers the advice and analysis of the independent compensation consultants, together with other factors the Talent and Compensation Committee considers appropriate (including feedback from shareholders and corporate governance groups, market data, knowledge of the comparator group and personal knowledge and experience of the Talent and Compensation Committee members), in reaching its decisions and making compensation determinations for the CEO and Section 16 officers.
Succession Planning
The Board regularly undertakes a thorough review of succession planning for the members of the Company’s Executive Leadership Team, including our CEO, over the course of the year, led by the efforts of the Talent and Compensation Committee. The Talent and Compensation Committee continuously reviews the Executive Leadership Team and key positions within the Company to ensure the continuity and comprehensiveness of succession planning company-wide. Among other factors, the Talent and Compensation Committee considers the level of representation of women in executive officer and managerial positions when making appointments and during succession planning by taking into account the overall number of women currently serving in such roles at the Company and by actively considering women candidates for such positions when they become available; however, the Company does not have a specific target number or date by which to achieve a specific level of representation of women in executive officer and managerial positions, as it considers a multitude of factors in determining the best person for any position. Women currently lead a substantial portion of our businesses and global functions, in the following roles: Executive Vice President, General Counsel (who also serves as an executive officer of the Company); Executive Vice President, US Pharma (who also serves as an executive officer of the Company);

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Executive Vice President, Chief Human Resources and Communications Officer; Senior Vice Presidents and Vice Presidents of Marketing and/or Sales for various lines of business as well as Vice Presidents of functional areas, including Finance, HR, and Quality. Currently, two (representing 50%) of the Company’s executive officers is a woman.
The Board regularly receives exposure to the Company’s leadership by having the executives and managers participate in Board meetings and present on the Company’s business and strategy. The Board’s participation in these events provides significant exposure to the Company’s leadership and strategic focus, which greatly enhances the Board’s ability to conduct succession planning, as well as to gain insight as it oversees organization risk and strategy.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of four independent directors: Ms. Leung (Chairperson) Ms. Kavanagh, Mr. Lee, and Mr. Power. The responsibilities, powers and operation of the Nominating and Corporate Governance Committee are set out in the committee’s written charter. As required by the Nominating and Corporate Governance Committee Charter, each member of the Nominating and Corporate Governance Committee is an independent director as defined and required by applicable regulatory and stock exchange rules.
As described in the Nominating and Corporate Governance Committee Charter, the key responsibilities of the Nominating and Corporate Governance Committee include: (i) identifying individuals qualified to become directors and recommending to the Board new nominees for election by shareholders or for appointment by the Board, and engaging the services of third party search firms to assist in identifying such individuals; (ii) providing recommendations to the Board regarding the competencies and skills the Board should possess, and the qualifications of its directors; (iii) recommending for Board approval, if appropriate, revisions to our corporate governance practices and procedures; (iv) developing new charters for any new committees established by the Board, if not otherwise mandated by the Board; (v) monitoring relationships and communication between management and the Board and monitoring emerging best practices in corporate governance; (vi) reviewing the composition and mandate of the Board and each committee of the Board annually and, if appropriate, recommending to the Board any changes it considers desirable with respect thereto; and (vii) overseeing our orientation process for new directors and our continuing education program for all directors.
The Nominating and Corporate Governance Committee annually develops and recommends processes for assessing the performance and effectiveness of the Board and the committees of the Board and reports the results of such assessments to the Board on an annual basis. Pursuant to these processes established by the Nominating and Corporate Governance Committee and adopted by the Board, the Board and each committee conduct annual self-assessments of their performance and effectiveness. The self-assessments include a review of the compliance of the Board and each committee with their respective charters, the adequacy of information provided, the skills and experience of the members, and other matters. The results of the individual directors’ surveys are compiled by the Chairperson of the Nominating and Corporate Governance Committee and presented to the Chairman of the Board for discussion. Following these discussions, the Chairperson of the Nominating and Corporate Governance Committee provides a report to the full Board identifying the opportunities for improvement identified in the self-assessment process. The Board has previously conducted periodic peer reviews of the directors to supplement the annual Board and committee self-assessments and will do so again when the Board determines peer reviews will add value to these annual self-assessments. The Nominating and Corporate Governance Committee also makes recommendations to the Board regarding director compensation and may retain advisors to assist with evaluating and making these recommendations. For additional information regarding the compensation of our non-employee directors, and the role of the Nominating and Corporate Governance Committee in reviewing and recommending changes to non-employee director compensation, please see “Director Compensation” beginning on page 66.
Science and Technology Committee
The Science and Technology Committee is comprised of four independent directors: Dr. Mulligan (Chairperson), Mr. Goettler, Mr. Lee, and Dr. Wechsler. If elected at the Annual Meeting, Dr. Roberts is expected to replace Dr. Mulligan as Chairperson of the Science and Technology Committee. The Science and Technology Committee was established to provide oversight and strategic advice with respect to the Company’s research and development programs and pipeline, and the Company’s strategic direction and development in research and development and technology.

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Each of Mr. Goettler, Mr. Lee, Mr. Power, and Dr. Wechsler, representing all of the directors who served on the Talent and Compensation Committee during 2025, is (i) a non-employee director for purposes of Rule 16b-3 of the Exchange Act, as amended, (ii) an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to the extent applicable; and (iii) an independent director. None of the members of the Talent and Compensation Committee is a current or former officer of the Company. There were no compensation committee interlocks with other companies in 2025 within the meaning of Item 407(e)(4)(iii) of Regulation S-K. See “Certain Transactions — Certain Related-Party Transactions” on page 74 for a description of related-party transactions.

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EXECUTIVE OFFICERS
The current executive officers of the Company are as follows:

Name	Age	Title
Thomas J. Appio	64	Chief Executive Officer
Jean-Jacques Charhon	60	Executive Vice President, Chief Financial Officer
Seana Carson	54	Executive Vice President, General Counsel
Aimee J. Lenar	50	Executive Vice President, US Pharma

Below is a description of each executive officer who is not also a director nominee of the Company.
JEAN-JACQUES CHARHON joined Bausch Health in August 2024 as Chief Financial Officer. Mr. Charhon was previously Executive Vice President and Chief Financial Officer for Signant Health and was primarily responsible for financial planning and analysis, accounting & controllership, treasury, tax and procurement. He has over 25 years of experience in financial leadership roles with public and private companies such as General Electric, Hewlett Packard, Novartis and Purdue Pharma. Mr. Charhon is passionate about driving business enablement through the finance function for both strategy shaping and operational execution. He holds a master’s degree in business administration from the Solvay School of Management in Brussels, Belgium.
SEANA CARSON joined Bausch Health in November of 2006, and has served as Executive Vice President, General Counsel since May 2022. Ms. Carson previously served as Senior Vice President, Head of Legal International. In that role, she was responsible for the international legal function. Ms. Carson also served as Senior Vice President and Chief Compliance Officer for over 12 years. Before joining Bausch Health, she began her career as an Associate with the Canadian legal firm Ogilvy Renault LLP (now part of the international legal firm, Norton Rose Fulbright). Ms. Carson received her law degree from Queens University in Ontario and a bachelor’s degree from the University of Western Ontario.
AIMEE J. LENAR joined Bausch Health in July 2024 as Executive Vice President, US Pharma, leading Salix Pharmaceuticals, Neuroscience, Generics, Market Access and Commercial Operations, and since July 2025 also leads our Dermatology business. In her most recent role at Galderma as Head of US Prescription Medicine, Ms. Lenar was responsible for sales, marketing, market access, and business analytics, overseeing both a portfolio of established prescription products and a new immunology asset. Prior to this role, she held leadership roles with AbbVie and Allergan, where she served most recently as a VP and General Manager of Neuroscience. Prior to this role, Ms. Lenar was Vice President, Gastroenterology at Allergan for over 5 years. Ms. Lenar holds a master’s degree in public health from Emory University.
None of the executive officers of the Company were selected pursuant to any arrangement or understanding, other than their respective employment agreements with the Company. None of the executive officers are related by blood, marriage or adoption to one another or to any director or nominee for director of the Company.

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OWNERSHIP OF THE COMPANY’S SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares owned beneficially by holders of more than 5% of our outstanding Common Shares as of March 20, 2026 (unless otherwise noted).

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership	Percentage of Class(1)
Paulson & Co. Inc. 15 Exchange Place Jersey City, NJ 07302	73,255,869(2)	19.62%
Mr. Alex Meruelo 2500 E. Second Street, Reno, Nevada 89595, Attention: Management Office	36,761,788(3)	9.84%
GoldenTree Asset Management, L.P. 300 Park Avenue, 21st Floor, New York, NY 10022	34,833,431(4)	9.33%

This table is based upon information supplied by the principal shareholders, filings with the SEC, and filings on SEDAR+ and on the Canadian System for the Electronic Disclosure by Insiders. Unless otherwise indicated in the footnotes to this table, we believe that the shareholders named in the table have sole voting and investment power with respect to the Common Shares indicated as beneficially owned.
(1)	Based on 373,463,589 Common Shares outstanding on March 20, 2026.
(2)
Based on information contained in a Schedule 13D/A filed on behalf of Paulson & Co., Inc. on August 14, 2025, and a Form 4 filed on November 28, 2025, Paulson & Co. Inc. and its affiliated entities have sole voting and dispositive power with respect to 73,255,869 Common Shares. According to information provided to the Company by Paulson & Co., Inc., Mr. Paulson may be deemed an indirect beneficial owner of these Common Shares, which are directly owned by investment funds which he manages. Mr. Paulson disclaims beneficial ownership of these Common Shares, except to the extent he has a pecuniary interest therein.

(3)
Based on the information contained in a Schedule 13D filed by Mr. Alex Meruelo with the SEC on April 7, 2025, Mr. Meruelo may be deemed to beneficially own 36,761,788 Common Shares, consisting of (i) 35,785,819 shares held for the account of the Alex Meruelo Living Trust dated August 6, 1996, of which Mr. Meruelo is the sole trustee, (ii) 728,900 shares held for the account of Monterey Insurance Company, Inc., of which Mr. Meruelo is the sole shareholder, (iii) 175,000 shares in the account of Liset Meruelo, the spouse of Mr. Meruelo, (iv) 5,000 shares in the joint account of Liset Meruelo and her mother, (v) 20,974 shares in the account of Alexander Meruelo, an adult child of Mr. Meruelo, (vi) 31,095 shares in the account of Alexis Meruelo, an adult child of Mr. Meruelo and (vii) 15,000 shares in the account of Lisette Meruelo, an adult child of Mr. Meruelo. Mr. Meruelo disclaims ownership of the Common Shares held in the accounts of Liset Meruelo and her mother, and his adult children.

(4)
Based on information contained in an amendment to Schedule 13G filed by GoldenTree Asset Management LP (“GT LP”), GoldenTree Asset Management LLC (“GT LLC”) and Steven A. Tananbaum on August 14, 2025, as of that date each of GT LP and GT LLC may be deemed to beneficially own an aggregate of 34,254,889 Common Shares and Mr. Tananbaum may be deemed to beneficially own an aggregate of 35,243,712 Common Shares (including 988,823 Ordinary Shares as to which Mr. Tananbaum is the holder of record). According to the Schedule 13G, the Common Shares reported include 34,254,889 Common Shares held of record by certain managed accounts (collectively, the “Accounts”) for which GT LP serves as investment manager. In addition, Mr. Tananbaum is the managing member of GT LLC, which is the general partner of GT LP. As a result of these relationships, each of GT LP, GT LLC and Mr. Tananbaum may be deemed to share beneficial ownership of the securities held of record by the Accounts.

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OWNERSHIP OF MANAGEMENT
The following table sets forth, as of March 20, 2026 (unless otherwise noted below), certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares beneficially owned by (i) each director and each director nominee; (ii) each executive officer named in the Summary Compensation Table on page 54 (together, the “named executive officers,” or “NEOs”); and (iii) all directors, director nominees, and current executive officers as a group. None of the shares held by directors, director nominees, and executive officers included in the table are pledged as security.

Named Executive Officers, Directors and Director Nominees	Shares of Common Stock Owned	Right to Acquire	Total Shares of Common Stock Beneficially Owned(1)	Percentage of Class(2)
Thomas J. Appio	903,222	852,455(4)	1,755,677	*
Seana Carson	234,886	216,833(4)	451,719	*
Jean-Jacques Charhon	186,396	0	186,396	*
Christian A. Garcia	0	89,707(5)(6)	89,707	*
Michael Goettler	0	30,149(5)	30,149
Sarah B. Kavanagh	0	236,359(5)(6)	236,359	*
Frank D. Lee	19,448	54,347(5)	73,795	*
Sandra Leung	0	38,408(5)(6)	38,408
Aimee J. Lenar	43,906	0	43,906	*
Richard C. Mulligan, M.D.	101,269	54,347(5)	155,616
John A. Paulson	73,256,309(3)	360,120(5)(6)	73,616,429	19.71%
Robert N. Power	6,601	248,122(5)(6)	254,723	*
Eiry W. Roberts	0	0	0	*
Amy B. Wechsler, M.D.	106,597	159,844(5)(6)	266,441	*
Directors, director nominees and current executive officers of the Company as a group (14 persons)			77,199,325	20.67%

*	Less than 1% of the outstanding Common Shares.
(1)
This table is based on information supplied by the individuals identified above. We believe that Common Shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property, which either spouse may manage and control, and we have no information as to whether any Common Shares shown in this table are subject to community property laws.

(2)
Applicable percentage ownership is based on 373,463,589 Common Shares outstanding on March 20, 2026. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding all Common Shares subject to options, warrants, rights or conversion privileges held by that person that are currently exercisable or exercisable within 60 days of March 20, 2026. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Under Rule 13d-3 of the SEC, certain Common Shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the Common Shares).

(3)
Mr. Paulson may be deemed an indirect beneficial owner of these Common Shares, which are directly owned by investment funds which he manages. Mr. Paulson disclaims beneficial ownership of these Common Shares, except to the extent he has a pecuniary interest therein. The amount reported also includes 220 Common Shares owned indirectly as a Uniform Gift to Minors Act custodian for minor children.

(4)
The amounts reported include the following stock options that are currently exercisable: Mr. Appio, 852,455; and Ms. Carson, 216,833. Mr. Appio’s currently exercisable stock options consist of the following: 565,330 options with an exercise price of $24.17 per share; 81,873 options at $24.77 per share; 65,923 options at $15.32 per share; 62,004 options at $23.16 per share; 47,151 options at $32.56 per share; and 30,174 options at $14.38 per share. Ms. Carson’s currently exercisable stock options consist of: 54,744 options with an exercise price at $9.25 per share; 124,372 options at $24.17 per share; 11,360 options at $32.56 per share; 18,115 options at $24.77 per share; 4,246 options at $23.16 per share; and 3,996 options at $23.92 per share.

(5)
The amounts reported include Common Shares scheduled to vest within 60 days of March 20, 2026 pursuant to Restricted Share Units (RSUs) awards, without giving effect to any shares that may be withheld to satisfy applicable tax withholding obligations, as follows: Mr. Garcia, 54,347; Mr. Goettler, 30,149; Ms. Kavanagh, 54,347; Mr. Lee, 54,347; Ms. Leung, 30,149; Dr. Mulligan, 54,347; Mr. Paulson, 54,347; Mr. Power, 54,347; Dr. Wechsler, 54,347; and all directors and current executive officers as a group, 440,727.

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(6)
The amounts reported represent either or both of the following: (i) director fees paid in RSUs, pursuant to the election of the applicable director to defer such fees; and (ii) annual grants of RSUs, for which delivery of Common Shares underlying the RSUs was deferred pursuant to the election of the applicable director.

INSIDER TRADING POLICIES
The Company has adopted an insider trading policy and a blackout policy, governing the purchase, sale, and/or other dispositions of its securities by directors, officers and employees, and has implemented processes with respect to the Company, that are reasonably designed to promote compliance with securities laws, rules and regulations, and NYSE listing standards. The full text of the Company’s blackout policy and insider trading policy were filed as Exhibits 19.1 and 19.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2025.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such executive officers, directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
Based solely upon its review of the copies of such forms it received, or written representations from certain reporting persons for whom no such forms were required, the Company believes that during fiscal year 2025, all executive officers, directors and 10% beneficial owners of the Company timely filed all forms required by Section 16(a).

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EXECUTIVE COMPENSATION AND RELATED MATTERS
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
This Compensation Discussion and Analysis (“CD&A”) section describes our compensation programs for our NEOs for 2025. Our NEOs for 2025 are:
•	Thomas J. Appio, Chief Executive Officer
•	Jean-Jacques Charhon, Executive Vice President, Chief Financial Officer
•	Seana Carson, Executive Vice President, General Counsel
•	Aimee J. Lenar, Executive Vice President, US Pharma
2025 Business Results
For 2025, our consolidated reported revenue grew by 7% highlighting our global team’s unwavering commercial rigor and operational excellence. We also generated $1,603M in Adjusted Cash Flow from Operations(1) and reduced Net Debt(2) by $376M. We achieved the following financial results for 2025 (reflected on a consolidated basis):
•	GAAP(3) Revenues of $10,266M
•	GAAP Net income attributable to Bausch Health of $157M
•	Adjusted EBITDA(4) attributable to Bausch Health of $3,541M
•	GAAP Cash Provided by Operations of $1,400M
Our Compensation Philosophy
Bausch Health’s compensation philosophy is designed to attract, retain, and motivate talented executives, including our NEOs, who champion our purpose of enriching lives through our relentless drive to improve healthcare outcomes for our patients and customers. Our compensation program is designed to retain our critical leaders, link executive compensation to long-term business performance, and provide compensation opportunities that are competitive as compared to our peers and align the interests of our executives with those of our shareholders. Our programs also balance appropriate risk-taking and incorporate shareholder feedback. A significant portion of total compensation is linked to satisfying our financial targets and shareholder return goals. Our strategic initiatives focus on
[1]	“Adjusted Cash Flow from Operations” also referred to as “Adjusted Operating Cash Flow” is a non-GAAP financial measure and may not be comparable to similar measures used by other companies.
[2]	“Net Debt” is the principal value of our debt obligations net of unrestricted cash and cash equivalents.
[3]	U.S. generally accepted accounting principles (“GAAP”).
[4]
“Adjusted EBITDA” is a non-GAAP financial measure that may not be comparable to similar measures used by other companies. Please see Appendix 1 for a reconciliation of our GAAP to non-GAAP financial measures and related disclosures.

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areas that are critical to our success, including an emphasis on fostering an inclusive work environment where everyone feels welcomed, supported and valued for their talents and contributions and identifying and addressing current and emerging responsible business practices that help us understand the needs of our patients and customers and provide us with the ability to enrich the communities and natural environments where we live and work.
In determining the appropriate mix of base salary and incentive pay for our NEOs, the Talent and Compensation Committee seeks to balance:
•	attracting and retaining our executives with the stability of a competitive base salary;
•	promoting pay-for-performance, as we believe our compensation program should emphasize incentive pay that appropriately rewards executives for their contribution to our overall performance; and
•	aligning compensation with company performance and shareholder value creation with equity compensation awards.
In allocating between short-term and long-term incentive compensation, the Talent and Compensation Committee seeks to establish a balance between rewarding past performance and recognizing potential future contributions. In that respect, the Talent and Compensation Committee designs our annual incentive program to reward executives for the achievement of pre-determined financial targets and strategic priorities, and it grants equity awards under our long-term incentive program to provide an opportunity for additional compensation based on delivering on our long-term performance and shareholder value creation.
The compensation provided to our NEOs is primarily performance-based. In 2025, 91% of our CEO’s and 81%, on average, of our other NEOs’ target compensation opportunity was at-risk variable incentive compensation.
Shareholder-Friendly Compensation Practices
We maintain the following shareholder-friendly compensation practices, which further align the interests of our executives with those of our shareholders and balance appropriate risk taking.
What We Do
•
Share ownership guidelines — All NEOs are subject to significant share ownership guidelines. Pursuant to our Share Ownership Guidelines, our CEO is required to hold Common Shares equivalent to 6 times his base salary, and our other NEOs are required to hold Common Shares equivalent to 3 times their base salary.

•	Holding requirements — Our CEO and NEOs are required to hold 50% of their net shares that vest under our long-term incentive plans until they satisfy our Share Ownership Guidelines.
•	Capped award payouts — We set maximum award levels under our annual and long-term incentive program, with award payouts capped at 200%.
•
Clawback — We maintain two clawback policies: one mandates recoupment of officers’ incentive-based compensation in case of an accounting restatement due to U.S. securities law noncompliance under Rule 10D-1 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and the other authorizes the Board to recoup from any employee who received equity compensation reimbursement of bonus, incentive, or equity-based compensation (including time-based awards and performance-based awards) in the event of (1) a material restatement or adjustment to our financial statements or (2) detrimental conduct by the employee that has caused material financial, operational, or reputational harm due to their gross negligence, intentional misconduct, or detrimental actions causing significant harm to the Company. A more detailed summary of the Company’s clawback policies can be found under “Clawback Policies,” beginning on page 51.

•
Double trigger acceleration following a change in control — No unvested equity awards accelerate on a “single-trigger” basis in connection with a change in control. Instead, unvested equity awards accelerate on a “double-trigger” basis upon a qualifying termination of employment in connection with a change in control.

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•
Limited severance — Our severance arrangements provide a cash severance payment as follows: for our NEOs (other than our CEO), a cash severance payment equal to one times annual base salary (one and a half times through December 31, 2025 as shown in the Potential Payments upon Termination and Change in Control table below) and annual target incentive and two times in the event of termination following a change in control; and for our CEO, a cash severance payment of two times annual base salary and annual target incentive, including in the event of termination following a change in control.

•	Independent compensation consultant — The Talent and Compensation Committee has engaged an independent compensation consultant to provide advice on our executive and director compensation matters.
•
Shareholder engagement — We are committed to ongoing engagement with our shareholders through structured, engaged investor outreach that enables us to obtain ongoing feedback on our compensation program.

•
Performance-based equity — We grant performance share units (“PSUs”) with rigorous performance goals (Adjusted Operating Cash Flow and relative Total Shareholder Return), which align the interests of our executives with our shareholders.

•
Limit on non-employee director compensation — We have a shareholder-approved cap of $750,000 on the aggregate annual compensation paid to each of our non-employee directors for their service on the Board and committees (including both cash and equity-based compensation).

What We Don’t Do
•
No hedging — Our anti-hedging policy prohibits officers, directors and certain “designated employees” (as designated by the General Counsel in consultation with the CEO) from engaging in hedging, short selling, or monetization transactions with our Common Shares.

•
No pledging — Our anti-pledging policy prohibits officers, directors and designated employees from holding our securities in a margin account where the securities are subject to margin sales or pledging our securities as loan collateral. The anti-pledging policy exempts any margin accounts in existence at the time the policy was adopted. None of our NEOs or directors hold our securities in margin accounts subject to margin sales or pledging as loan collateral.

•	No repricing of underwater options — Repricing of stock options is expressly prohibited by the Amended and Restated 2014 Omnibus Incentive Plan (the “2014 Plan”).
•	No excise tax gross-ups — We will not gross-up any excise tax that may be triggered as a result of a severance payment under Section 280G and 4999 of the Internal Revenue Code of 1986.
•	No single trigger vesting or payments — We do not provide for “single trigger” equity award vesting or other “single trigger” payments or benefits upon a change in control.
•	No dividend or dividend equivalents on unearned incentive awards.
•
No supplemental executive retirement plan — Executives are only eligible to participate in our tax-qualified Retirement Savings Plan (or, in the case of our Canadian-based executives, the Canadian equivalent) that is provided on the same terms to all employees.

•
No counting Stock Options or Performance Share Unit Awards toward Share Ownership Guidelines — We do not count stock options or Performance Share Unit awards toward Share Ownership Guidelines. Common Shares and unvested time-based RSUs are included in the calculation of share ownership.

•	No automatic or guaranteed annual salary increases.
•	No excessive perquisites.

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2025 Shareholder Engagement
At our 2025 Annual Meeting of Shareholders, we held a non-binding advisory vote with respect to the compensation of our NEOs (commonly referred to as a “say-on-pay” vote). Approximately 94% of the total shareholders’ votes cast voted in favor of our executive compensation program. We believe these favorable results indicate strong support for continuing our current executive compensation program. During 2025, members of the Talent and Compensation Committee engaged with our shareholders representing approximately 20% of our outstanding shares. The shareholders the Talent and Compensation Committee engaged with were supportive of our executive compensation program.
The Talent and Compensation Committee and our management team are committed to continued engagement with shareholders to understand their viewpoints and to discuss and demonstrate the important connection between our compensation program and shareholder interests. Going forward, we will continue to maintain an active dialogue with shareholders and evaluate their feedback.
Compensation Process
Role of the Talent and Compensation Committee
The Talent and Compensation Committee, which is comprised entirely of independent directors, is responsible for implementing, monitoring, and evaluating our executive compensation philosophy and objectives and oversees the compensation program for executive officers. The Talent and Compensation Committee (i) reviews and approves corporate goals and objectives in connection with the compensation of our CEO, evaluating the CEO’s performance in light of those goals and objectives, and (either as a committee or together with the other independent directors who satisfy the independence, “non-employee” and “outside director” requirements under the Talent and Compensation Committee Charter) recommending the compensation of the CEO based on such evaluation to the Board for approval; (ii) reviews and approves each element of total compensation for all Section 16 Officers and reports its decisions to the Board. The Board, with the assistance of the Talent and Compensation Committee, reviews or approves matters related to executive compensation on an as-needed basis. The Committee’s responsibilities and authority are described fully in the Committee’s charter, which is available on our website at https://www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Corporate Governance Documents”).
Role of Management
Our CEO makes recommendations to the Talent and Compensation Committee for base salary, annual incentive awards and equity grants for each NEO (other than the CEO, whose compensation is determined solely by the Talent and Compensation Committee or recommended to the Board for approval). Our CEO and Chief Human Resources Officer also provide recommendations to the Committee on other elements of our compensation program for executive officers, including, for example, the design and metrics under our annual and long-term incentive programs.
Our CEO also leads a process each year to establish the collective strategic priorities of the executive team, and then, with each executive, establishes individual performance goals that tie to the achievement of these strategic priorities. These strategic priorities are shared with the Talent and Compensation Committee, and their input is considered before they are finalized.
Role of the Independent Compensation Consultant
In 2025, the Talent and Compensation Committee again engaged the services of Pay Governance as its independent consultant to provide advice on executive and director compensation matters. Pay Governance reported directly to the Talent and Compensation Committee, which instructed Pay Governance to give it objective advice and without influence by management, and to provide such advice for the benefit of the Board and our shareholders. Pay Governance did not provide any other services in 2025. The Talent and Compensation Committee has evaluated Pay Governance’s independence by considering the requirements adopted by the NYSE and the SEC and has determined that no conflict of interest exists.

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Peer Group
Each year, the Talent and Compensation Committee reviews its peer group to determine if any changes should be made in order to ensure our peers reflect the businesses in which we compete for talent, and include relevant comparators, such as industry, business focus, and revenue.
In July 2025, the Talent and Compensation Committee reviewed the recommendation of its independent compensation consultant, Pay Governance, and removed Catalent because it was acquired in December 2024 and added one new company, Zimmer Biomet. When evaluating potential peers, the Talent and Compensation Committee focused on companies in the pharmaceutical, biotechnology, healthcare equipment and healthcare supplies sectors, with particular focus on pharmaceutical companies, and considered the amount of revenue achieved by the companies in order to include companies of similar size. After the review, the Talent and Compensation Committee approved the following peer companies for 2025:

Biogen Inc. [BIIB]	Perrigo Company plc [PRGO]
BioMarin Pharmaceutical Inc. [BMRN]	Steris plc [STE]
Elanco Animal Health Incorporated [ELAN]	Teva Pharmaceutical Industries Limited [TEVA]
Hologic, Inc. [HOLX]	United Therapeutics Corporation [UTHR]
Incyte Corporation [INCY]	Viatris Inc. [VTRS]
Jazz Pharmaceuticals plc [JAZZ]	Zimmer Biomet Holdings Inc. [ZBH]
Organon & Co. [OGN]

In 2026, the Talent and Compensation Committee will review this peer group to determine if any changes should be made. Because we hire executives largely from within the pharmaceutical, medical device, and healthcare technology industries, we use data from this peer group to benchmark pay levels, as well as pay practices. In addition to proxy data for the above companies, the Talent and Compensation Committee also utilizes Willis Towers Watson’s Pharmaceuticals and Health Sciences Survey to supplement this data both in terms of pay levels as well as pay practices.
The Talent and Compensation Committee references the median of the market data as a guide when making decisions. Market data is one element that the Talent and Compensation Committee uses to make pay decisions. Multiple factors are considered in determining total compensation opportunity, including the executive’s role and responsibility, the executive’s past performance, internal equity, and expected contributions and experience in the role.
Key Components of Our Executive Compensation Program

Component	Form	Objective
Base Salary	Fixed - Cash
To attract and retain top performing executives, we provide base salaries that are competitive to the external market and recognize the contributions, experience, skills and responsibilities of our executives.

Annual Incentives	Variable - Cash
To align executive pay to annual achievement of certain financial targets and strategic priorities, we provide annual incentive bonuses that are paid based on the company’s achievement of objective annual financial performance metrics and strategic priorities.

Long-Term Incentives	Variable - Equity
To align executive pay with long-term company performance and shareholder value and to retain our executives, we grant equity-based awards that provide an opportunity for additional compensation based on delivering on our long-term performance and shareholder value creation.

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Base Salary
Base salaries are periodically reviewed as part of our performance review process, as well as upon a promotion or other change in job responsibilities. To the extent base salaries are adjusted, the amount of any such adjustment would reflect a review of competitive market data, consideration of relative levels of pay internally, individual performance of the executive, and any other circumstances that the Talent and Compensation Committee determines are relevant.
The NEOs’ Base Salaries, as approved by the Talent and Compensation Committee in 2025, are as follows:

NEO	2024 Salary	2025 Salary	% Increase
Thomas J. Appio	$1,236,000	$1,236,000	—%
Jean-Jacques Charhon	$700,000	$700,000	—%
Seana Carson	$615,000	$650,000	6%
Aimee J. Lenar	$650,000	$650,000	—%

Messrs. Appio’s and Charhon’s and Ms. Lenar’s salary remain unchanged for 2025. For 2026, based on their individual performance and a review of competitive market data for the median of their peers, the Talent and Compensation Committee increased Mr. Appio’s base salary 4% to $1,286,000, Mr. Charhon’s base salary 7% to $750,000, Ms. Carson’s base salary 8% to $700,000 and Ms. Lenar’s base salary 10% to $715,000.
Annual Incentive Program
Our 2025 Annual Incentive Program (the “2025 AIP”) provided an opportunity for the NEOs, to earn an annual incentive bonus, paid in cash, based on the achievement of certain financial targets and strategic priorities.
2025 Annual Incentive Program Opportunity
The NEOs annual incentive target for 2025, as a percentage of base salary, are as follows:

NEO	Incentive Target
Thomas J. Appio	150%
Jean-Jacques Charhon	75%
Seana Carson	75%
Aimee J. Lenar	75%

2025 AIP Design
For our senior executives, including our current NEOs, the 2025 AIP is based on our performance against pre-established financial targets and strategic priorities approved by the Talent and Compensation Committee. Performance against financial targets makes up 75% of the total payout, while performance against strategic priorities makes up 25% of the total payout. We utilize Adjusted EBITDA and Revenue as the two financial objectives under our AIP because these are key metrics that our investors use to assess our performance. We believe these metrics focus our NEOs on delivering both organic growth, as well as the Company’s bottom line for our shareholders. The Company’s strategic priorities are intended to focus the organization on the key initiatives that will drive shareholder value over time.

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For Messrs. Appio and Charhon and Ms. Carson, who in their roles focus on the overall performance of the Company, Company financial objectives make up 75% of their total AIP payout, based on achievement of Adjusted EBITDA (weighted 60%) and Revenue (weighted 40%) performance goals. The Company’s strategic priorities comprise the remaining 25% of their payout.
For Ms. Lenar, who, in her role is focused on both the overall performance of the Company as well as the performance of the US Pharma business which she leads, her total AIP payout is comprised of the following components: (i) Company financial objectives that make up 25% of her total AIP payout, based on achievement of Adjusted EBITDA (weighted 60%) and Revenue (weighted 40%) performance goals; (ii) US Pharma business financial objectives that make up 50% of her total AIP payout, based on achievement of Adjusted EBITA1 (weighted 60%) and Revenue (weighted 40%) performance goals; and (iii) Company strategic priority objectives that make up the remaining 25% of her AIP payout.
The Talent and Compensation Committee determines whether the financial objectives and strategic priorities have been achieved. In addition, it retains the ability to reduce or eliminate payouts for individual executives, including NEOs, even if financial metrics and strategic priorities are met, as well as to increase payouts based on individual performance. In making these decisions, the Talent and Compensation Committee may consider factors such as the performance of the individual executive against their individual objectives in support of strategic priorities or additional financial metrics applicable to the business or functional area for which the NEO is responsible.
2025 AIP Financial Objectives
In the beginning of 2025, the Board approved the Company’s budget for the fiscal year 2025, including Adjusted EBITDA and Revenue targets. The same financial metrics were reviewed and approved by the Talent and Compensation Committee to determine achievement under the 2025 AIP.
For our NEOs, the 2025 financial targets, which reflect increases from both the 2024 financial targets and 2024 actual results, are based on attaining budget (to receive a payout at target) or stretch targets (to receive a payout above target) for Adjusted EBITDA and Revenue, as in the following table. There is no payout for achievement below threshold and payments are capped at 200%.

Financial Metric	Weighting	Below Threshold	Threshold (1)(2)	Target(1)(2)	Stretch(1)(2)	Actual(1)(2)	Achieved(1)(2)	Payout(1)(2)
		<90% achievement 0% payout	90% achievement 50% payout	100% achievement 100% payout	120% achievement 200% payout
Adjusted EBITDA	60%	<$2,387M	$2,387M	$2,652M	$3,182M	$2,860M	107.8%	139.2%
Revenue	40%	<$4,581M	$4,581M	$5,090M	$6,108M	$5,088M	99.9%	99.8%
								123.0%

(1)	The Financial targets and the actual results under the 2025 AIP were determined without reference to, and do not reflect in the table above, the financial performance of B+L.
(2)
In determining the 2025 financial targets and actual results under the 2025 AIP, the Talent and Compensation Committee reviewed and approved certain equitable adjustments to the Adjusted EBITDA and Revenue results for certain external factors outside of management’s control. The adjustments were the same for all similarly situated participants, including our NEOs. The Talent and Compensation Committee made the following adjustments for (i) foreign currency exchange, and (ii) an acquired in-process research and development charge from a non-recurring accounting impact arising solely from an acquisition which impacted Adjusted EBITDA.

[1]	Adjusted earnings before interest, taxes and amortization (“Adjusted EBITA”) is a non-GAAP financial measure that may not be comparable to similar measures used by other companies.

Bausch Health Companies Inc.	43	2026 Proxy Statement

	Actual	Adjustments	Adjusted Actual
Adjusted EBITDA	$2,798M	$62M	$2,860M
Revenue	$5,165M	($77M)	$5,088M

These adjustments resulted in a 4.0% increase on the payout for the 2025 Company financial objectives portion of the 2025 AIP. The Compensation Committee believes that these equitable adjustments are consistent with our compensation philosophy and were appropriate to equitably account for these unforeseen factors outside management’s control. The above stated actual results for these metrics utilized under 2025 AIP are different than the Adjusted EBITDA and Revenue measures used by us for other purposes including as described on page 37 or otherwise used in our Annual Report on Form 10-K and our earnings materials as applicable. Our Net income, excluding B+L, was $472 million, our Adjusted EBITDA was $2,798 million and our Revenue was $5,165 million.
Based on the foregoing results, the Talent and Compensation Committee certified that the total payout based on the Company’s Adjusted EBITDA and Revenue was 123% for all NEOs. As described above, this payout percentage makes up 75% of the total payout for Messrs. Appio and Charhon and Ms. Carson and 25% of the total payout for Ms. Lenar.
For Ms. Lenar, as described above, 50% of her total payout under the 2025 AIP was based on the EBITA and Revenue results versus pre-established financial targets for the US Pharma business she leads, which includes our Salix, Neuroscience, Dermatology and Generics businesses. These EBITA and Revenue targets are used solely to assess Ms. Lenar’s performance for purposes of her AIP payout and are a component of the overall Company EBITDA and Revenue described above. These targets are set at the same time and endure the same rigorous process in place for setting the Company financial targets. We measure achievement of threshold performance (achievement of 90% of target for a 50% payout), target performance (achievement of target for a 100% payout) and stretch performance (achievement of 120% of target for a 200% payout) the same way that we measure the Company financial objectives under the AIP. There is no payout for achievement below threshold and payments are capped at 200%. Based on a review of the combined financial results (EBITA and Revenue) of these lines of business versus the pre-established targets, the Talent and Compensation Committee determined that the actual payout for this component of Ms. Lenar’s total AIP for 2025 was 128% of target.
2025 Strategic Priorities
In the beginning of 2025, the Talent and Compensation Committee reviewed and approved the following strategic priorities, which make up the remaining 25% of our NEOs’ payout:

Strategic Priority	Weighting	Payout
Drive culture of accountability and be results oriented	20%	120%
Deliver on commitments of Revenue, EBITDA and Cash	20%	140%
Execute with operational excellence and cost mindset	20%	130%
Intensify R&D focus and business development	20%	125%
Focus on progressing value creation	20%	160%
	Total	135%

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Payout levels for each strategic priority range from 0-200% based on achievement of the relevant initiative, as determined by the Talent and Compensation Committee based on results against each initiative, including the following:
Drive culture of accountability and be results oriented
•	Demonstrated business ownership and accountability through consistent delivery of top- and bottom-line commitments, achieving 11 consecutive quarters of growth.
•
Launched a new global intranet for employee development, recruiting and performance. Developed online tools and training to enhance leadership capabilities. Enhanced leadership training for compensation, performance management and interviewing skills.

•	Successfully managed the transfer, onboarding, training and integration of employees from our acquisition of Shibo Zhenmei’s full-service aesthetics distribution business in China.
Deliver on commitments of Revenue, EBITDA and Cash
•	Our Revenue and Adjusted EBITDA, excluding B+L, grew by 7% and 10%, respectively. We achieved our 11th consecutive quarter of Revenue and Adjusted EBITDA growth.
•	Salix segment Revenue and EBITA grew by 11% and 20%, respectively, and Solta Medical segment Revenue and EBITA grew by 18% and 9%, respectively.
•	Continued to build out AI-enabled HCP targeting and deployment for Xifaxan®, Relistor® and the Dermatology segment, providing a lift in productivity and accelerated new patient starts.
Execute with operational excellence and cost mindset
•	Procurement exceeded cost savings targets, reduced raw material standard costs, and delivered savings for indirect spending with a new Category Sourcing operating model.
•	Designed and implemented a new Chemistry Manufacturing and Control (“CMC”) operating model restructuring, proactively and preventatively mitigating CMC risks to supply continuity.
•	Achieved continuity of supply effectively supporting growth of sales with no disruptions and no back orders.
Intensify R&D focus and business development
•
Successfully executed the acquisition of DURECT Corporation, adding Larsucosterol into our hepatology pipeline for treatment of severe alcohol-associated hepatitis, and as a platform for other indications.

•	Successfully executed the acquisition of Shibo Zhenmei’s full-service aesthetics distribution business in China, strengthening our direct commercial presence in this key market.
•	Launched Fraxel FTX® in the U.S., the next generation Fraxel®, a fractionated laser device for skin resurfacing and rejuvenation.
Focus on progressing value creation
•	Refinanced $9,600M of debt maturities through a series of transactions, providing flexibility for the potential monetization of our Bausch + Lomb equity stake.
•	Settled all remaining U.S. Securities Litigation Opt-Out cases.
•	Adopted a Shareholder Rights Plan.

Bausch Health Companies Inc.	45	2026 Proxy Statement

2025 Annual Incentive Program Payouts
Based on the achievement of the applicable financial performance metrics and the strategic priorities for 2025, the total payouts approved by the Talent and Compensation Committee for Messrs. Appio and Charhon and Mses. Carson and Lenar under the 2025 AIP were as follows:

NEO	Incentive Target	Bonus Payout	Bonus Payout as Percentage of Target
Thomas J. Appio	$1,854,000	$2,336,000	126%
Jean-Jacques Charhon	$525,000	$661,500	126%
Seana Carson	$487,500	$614,250	126%
Aimee J. Lenar	$487,500	$628,880	129%

Long-Term Incentive Program
The Talent and Compensation Committee believes that our executive compensation program should emphasize pay-for-performance and deliver a significant portion of our NEOs’ compensation in the form of long-term equity incentive awards that align our NEOs’ interests with company performance and shareholder value creation.
2025 Equity Awards
For 2025 the Talent and Compensation Committee approved the 2025 annual equity awards to our NEOs with the following approximate values.

NEO	Approved Value(1)
Thomas J. Appio	$11,000,000
Jean-Jacques Charhon	$3,000,000
Seana Carson	$2,500,000
Aimee Lenar	$1,700,000(2)

(1)	The approved value shown here may differ from the grant date fair value shown in the applicable compensation tables because of the accounting methodology required in those tables.
(2)	Includes an award of RSUs with a grant date fair market value of $200,0000, which was awarded in July 2025 when Ms. Lenar assumed leadership of the Company’s Dermatology business.
For 2025, Mr. Appio received an annual equity award granted 60% in the form of PSUs and 40% in the form of time-based RSUs. All other NEOs received their annual equity award 50% in the form of PSUs and 50% in the form of time-based RSUs. The PSUs granted in 2025 are eligible to be earned based on achievement of an Adjusted Operating Cash Flow metric and a Relative Total Shareholder Return (“rTSR”) modifier performance metric.
2025 PSUs
PSUs provide senior executives, including our NEOs, with the right to receive Common Shares at a future date, assuming performance against pre-determined metrics is achieved. For 2025, PSUs were granted subject to the achievement of an Adjusted Operating Cash Flow metric and rTSR modifier performance metric. The Talent and Compensation Committee determined that Adjusted Operating Cash Flow aligns with our priorities of creating flexibility to service debt, manage working capital and improve profitability, and rTSR aligns the program with the interest of shareholders.

Bausch Health Companies Inc.	46	2026 Proxy Statement

The 2025 PSU measures Adjusted Operating Cash Flow over three years, from 2025 through 2027. The final payout will be calculated based on the average annual achievement of three one-year metrics with a three-year rTSR modifier applied. The following Adjusted Operating Cash Flow metric and corresponding payouts were set for the 2025 PSUs, with award payouts capped at 200%.

	Below Threshold	Threshold	Target	Stretch
Achievement	<90%	90%	100%	110%
Payout	0%	50%	100%	200%
Adjusted Operating Cash Flow	$<977M	$977M	$1,085M	$1,194M

The Company’s rTSR performance period will be measured for the three years from January 1, 2025 through December 31, 2027, and is measured as compared to the companies in the R1000 Pharmaceutical and Biotechnology and the NYSE ARCA Pharmaceutical Index (the “rTSR Peer Group”). Relative TSR is calculated as the stock price appreciation for the 20 days preceding the beginning of the performance period as compared to the 20 days preceding the end of the performance period, plus dividends and distributions made or declared (assuming such dividends or distributions are reinvested in the Common Shares of the Company) during the performance period.
For 2025 PSUs, the rTSR modifier was as follows:

	rTSR	Modifier
Threshold	<=25th	-25%
Target	50th	100%
Maximum	>=75th	+25%

For each one percentile increase between the 50th and 75th percentiles the modifier is increased by 1% and for each one percentile decrease between the 50th and 25th percentile the modifier is decreased by 1%. Final award achievement with modifier applied is capped at 200%.
2025 RSUs
RSUs provide senior executives with the right to receive Common Shares at a future date. The value ultimately received is based on the growth of our Common Share price over time. RSUs vest on each of the first three anniversaries of the grant date, subject to continued employment through such date.
2023 Performance Shares Unit Vesting
On March 2, 2026, the PSUs granted in 2023 to Mr. Appio and Ms. Carson vested based on their continued employment through such vesting date. Mr. Charhon and Ms. Lenar did not receive a 2023 PSU award.
The Adjusted Operating Cash Flow (OCF) was measured for each year over three years, from 2023 through 2025. 2023 OCF was achieved at 131%, 2024 OCF was achieved at 200%, and 2025 OCF was achieved at 200%. The average of these three years resulted in a Final OCF achievement of 177%. The Company’s rTSR performance period was measured for the three-year period of January 1, 2023 through December 31, 2025, compared to the companies in the rTSR Peer Group. The Company’s rTSR was at the 31.7 percentile. Accordingly, the Talent and Compensation Committee applied the rTSR modifier to reduce the Final OCF achievement by 18% for a Final 2023 PSU Achievement of 145% resulting in the earnout of 1,137,862 PSUs for Mr. Appio and 137,922 PSUs for Ms. Carson. As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 2, 2026, the Talent and Compensation Committee took actions to provide that such earned PSUs would be paid in cash rather than stock upon vesting based on the closing price of the Company common stock on the vesting date, which was $5.95 per share.

Bausch Health Companies Inc.	47	2026 Proxy Statement

In determining the 2023 and 2025 OCF results, the Talent and Compensation Committee reviewed and approved certain equitable adjustments to the OCF results for certain factors outside of management’s control. The adjustments were the same for all similarly situated participants, including our NEOs. The Talent and Compensation Committee made the following adjustments: (i) the 2023 OCF was adjusted for a one-time revenue recognition adjustment, and (ii) 2025 OCF was adjusted for unplanned interest due to debt financing. No adjustments were made to the 2024 OCF.

	Actual	Payout Factor	Adjustments	Adjusted Actual	Adjusted Payout Factor
2023	$708M	189%	($38M)	$670M	131%
2024	$1,308M	200%	$—	$1,308M	200%
2025	$1,191M	197%	$179M	$1,370M	200%
Average Achievement		195%			177%

These adjustments resulted in an 18% decrease on the three-year average achievement of OCF and a 15% decrease on the Final 2023 PSU Achievement. The Compensation Committee believes that these equitable adjustments are consistent with our compensation philosophy and were appropriate to equitably account for these unforeseen factors outside management’s control.
2026 Long-Term Incentive Program
The Talent and Compensation Committee once again decided to grant our CEO’s annual equity compensation awards 60% in the form of PSUs and 40% in the form of RSUs, and for other NEOs annual equity compensation awards 50% in the form of PSUs and 50% in the form of RSUs. The Talent and Compensation Committee believes this aligns the shareholder interests and the long-term compensation program for our NEOs. For the 2026 PSUs the Talent and Compensation Committee determined to change the PSU metric from Adjusted Operating Cash Flow to Adjusted Unlevered Free Cash Flow1. The Talent and Compensation Committee determined that Adjusted Unlevered Free Cash Flow aligns with our priorities of creating flexibility to service debt, manage working capital and improve profitability while removing the volatility associated with interest expense. The Talent and Compensation Committee continues measuring PSUs using a balanced approach, measuring performance based on the achievement of an Adjusted Unlevered Free Cash Flow metric and a rTSR modifier performance metric.
B+L Separation Bonus Opportunity
As previously disclosed, in October 2020, the Talent and Compensation Committee approved Mr. Appio’s and Ms. Carson’s eligibility for a performance-based separation bonus (“Separation Bonus”), which requires the achievement of pre-determined milestones related to the B+L separation transaction. Payment is made in cash, with 50% conditioned upon meeting internal readiness criteria for the separation of the two companies and the remaining 50% conditioned upon the successful close of the B+L separation. The first 50% was paid in October 2021.
On October 17, 2025, the Talent and Compensation Committee approved an update to the Separation Bonus. Given that it had been 5 years since the Separation Bonuses were awarded and the full separation of B+L had not yet occurred, the Talent and Compensation Committee approved the payment of the second 50% of the Separation Bonus for current employees of the Company or one of its subsidiaries, including $250,000 for Mr. Appio and $50,000 for Ms. Carson, and current employees of Bausch and Lomb or one of its subsidiaries.
Matching Share Program
Senior Leaders, including our NEOs, are eligible to participate in the Matching Share Program. Under this program, Common Shares purchased on the open market are matched with one Matching RSU issued under the 2014 Plan. The Company suspended the program, effective December 7, 2023 and reinstated the program on February 23, 2026.
[1]	“Adjusted Unlevered Free Cash Flow” is a non-GAAP financial measure and may not be comparable to similar measures used by other companies.

Bausch Health Companies Inc.	48	2026 Proxy Statement

Retirement and Welfare Benefits
The retirement and welfare benefit programs are a necessary element of the total compensation package to ensure a competitive position in attracting and maintaining a committed workforce. Participation in these programs is not tied to performance.
Our specific contribution levels to these programs are adjusted annually to maintain a competitive position while considering costs.
•
U.S. Retirement Savings Plan — All employees in the United States, including our NEOs in the U.S., are eligible to participate in a tax-qualified retirement savings plan (the “Retirement Savings Plan”) under Section 401(k) of the Code. Eligible employees are able to contribute to the Retirement Savings Plan, on a before-tax basis, up to 75% of their eligible compensation, subject to the limit prescribed by the Code. In 2025, we matched 100% of the first 3% of pay and 50% on the next 3% of pay that is contributed to the Retirement Savings Plan. All employee contributions to the Retirement Savings Plan are fully vested upon contribution; matching contributions vest ratably over three years.

•
Canadian Retirement Savings Plan — All employees in Canada, including Ms. Carson, are eligible to participate in a tax-qualified retirement savings plan under the Canada Revenue Agency (the “Canadian Retirement Savings Plan”). Eligible employees are able to contribute to the Canadian Retirement Savings Plan, on a before-tax basis, their eligible compensation subject to the limits prescribed by the Canada Revenue Agency. In 2025, the Company made a base contribution of 3% of base salary and bonus and we could match 100% of the employee’s contribution up to a maximum of 2% of base salary and bonus that is contributed to the Canadian Retirement Savings Plan. All employee contributions to the Canadian Retirement Savings Plan are fully vested upon contribution.

•
Welfare Plans — Our executives are also eligible to participate in our broad-based welfare benefits plans (including medical, dental, vision, life insurance and disability plans) on the same terms and conditions as other employees.

Executive Benefits and Perquisites
We provide our NEOs with limited perquisites and other personal benefits that the Talent and Compensation Committee believes are reasonable and consistent with our overall compensation program to better attract and retain superior employees for key positions. The Talent and Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. The Talent and Compensation Committee intends to maintain only those perquisites and other benefits that it determines to be necessary components of total compensation and that are not inconsistent with shareholder interests.
Arrangements with Our NEOS
Mr. Appio’s Employment Agreement
In March 2017, we entered into an employment agreement with Mr. Appio, which was amended in connection with his appointment to CEO effective as of the B+L IPO (the “Appio Agreement”). The initial three-year term of the Appio Agreement commenced on September 1, 2021. The term will continue to automatically renew for successive one-year periods unless either party gives notice of non-renewal.
Pursuant to the Appio Agreement, Mr. Appio receives an annual base salary. Ongoing equity grants are recommended to the Board at the discretion of the Talent and Compensation Committee.
The consequences of Mr. Appio’s termination of employment, whether or not in connection with a “change in control,” are described in “Potential Payments Upon Termination or Change in Control,” beginning on page 59.
Mr. Appio is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during his employment and for two years following a termination of employment for any reason.

Bausch Health Companies Inc.	49	2026 Proxy Statement

Mr. Charhon’s Employment Agreement
In July 2024, we entered into an employment agreement with Mr. Charhon (the “Charhon Agreement”). The initial three-year term of the Charhon Agreement commenced on August 19, 2024. The term will automatically renew for successive one-year periods unless either party gives notice of non-renewal.
Pursuant to the Charhon Agreement, Mr. Charhon receives an annual base salary and a target annual incentive opportunity. Ongoing equity grants are at the sole discretion of the Talent and Compensation Committee.
The consequences of Mr. Charhon’s termination of employment, whether or not in connection with a “change in control,” are described in “Potential Payments Upon Termination or Change in Control,” beginning on page 59.
Mr. Charhon is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during his employment and for one year following a termination of employment for any reason.
Ms. Carson’s Employment Agreement
In December 2021, we entered into an employment agreement with Ms. Carson in connection with her appointment as the General Counsel of the Company effective as of the B+L IPO (the “Carson Agreement”).
Pursuant to the Carson Agreement, Ms. Carson receives an annual base salary and a target annual incentive opportunity. Ongoing equity grants are at the sole discretion of the Talent and Compensation Committee.
The consequences of Ms. Carson’s termination of employment, whether or not in connection with a “change in control,” are described in “Potential Payments Upon Termination or Change in Control,” beginning on page 59.
Ms. Carson is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during her employment and for one year following termination of employment for any reason.
Ms. Lenar’s Employment Agreement
In June 2024, we entered into an employment agreement with Ms. Lenar (the “Lenar Agreement”). The initial three-year term of the Lenar Agreement commenced on July 15, 2024. The term will automatically renew for successive one-year periods unless either party gives notice of non-renewal.
Pursuant to the Lenar Agreement, Ms. Lenar receives an annual base salary and a target annual incentive opportunity. Ongoing equity grants are at the sole discretion of the Talent and Compensation Committee.
The consequences of Ms. Lenar’s termination of employment, whether or not in connection with a “change in control,” are described in “Potential Payments Upon Termination or Change in Control,” beginning on page 59.
Ms. Lenar is subject to customary restrictive covenants, including non-competition and non-solicitation covenants during his employment and for one year following a termination of employment for any reason.
Other Compensation Governance Practices
Share Ownership Guidelines
The Talent and Compensation Committee has established minimum share ownership requirements for our NEOs. Our CEO is required to hold Common Shares with a value equivalent to 6 times his base salary, Mr. Charhon and Mses. Carson and Lenar are required to hold Common Shares with a value equivalent to 3 times their base salary. Common Shares and unvested RSUs are included in the calculation of share ownership. Unvested PSUs and stock options are not included in the calculation of share ownership. NEOs have five years to achieve these guidelines and must retain 50% of their net shares vesting until this requirement is met. Messrs. Appio and Charhon and Ms. Carson have satisfied this requirement. Ms. Lenar has five years from the date of her appointment to satisfy this requirement.

Bausch Health Companies Inc.	50	2026 Proxy Statement

Anti-Pledging, Anti-Hedging and Clawback Policies
In 2023, the Board of Directors adopted the Company’s Compensation Recoupment Policy (the “Recoupment Clawback Policy”) in accordance with Rule 10D-1 under the Exchange Act. Under the Company’s Recoupment Clawback Policy, our Talent and Compensation Committee will, to the extent permitted by law, recoup any excess incentive compensation (cash and equity) received by the Company’s executive officers in the event of a restatement of financial-based measures (regardless of whether detrimental conduct has occurred). In the case of a restatement of financial-based measures, the Board will reasonably promptly recover the amount by which the incentive compensation received within the three years preceding the date on which the Board determines that the financial measure contains a material error exceeds the amount that would have been received if the error had not been made. For further disclosure of the Recoupment Clawback Policy, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
In addition, we maintain a separate misconduct clawback policy (the “Misconduct Clawback Policy”) which provides that the Board may exercise its discretion to require any employee who receives equity-based compensation to reimburse bonus, incentive or equity-based compensation (including any cash incentive or time- and/or performance-based equity compensation) awarded to such employees beginning in 2017 in the event of:
•	A material restatement or adjustment to our financial statements as a result of such employee’s knowing or intentional fraudulent or illegal misconduct; or
•
Such employee’s detrimental conduct that has caused material financial, operational or reputational harm to us, including (i) acts of fraud or dishonesty during the course of employment; (ii) improper conduct that causes material harm to us or our affiliates; (iii) improper disclosure of confidential material that causes material harm to us or our affiliates; (iv) the commission of a felony or crime of comparable magnitude that subjects us to material reputational harm; (v) commission of an act or omission that causes a violation of federal or other applicable securities law; or (vi) gross negligence in exercising supervisory authority.

Following a material restatement or adjustment of our financial statements, the compensation subject to clawback is the amount in excess of what would have been awarded based on the corrected performance measures, calculated on a pre-tax basis. If the financial reporting measure applicable to the incentive or equity-based compensation is a stock price or TSR measure, the Board has broad authority to estimate the effect of the financial restatement on our share price in calculating recoverable compensation.
In the case of detrimental conduct, the Board has the ability to recover all incentive compensation. We may not indemnify any covered employee, directly or indirectly, for any losses incurred in connection with the recovery of any compensation under the Misconduct Clawback Policy, including through the payment of insurance premiums, gross-up payments or supplemental payments. The Misconduct Clawback Policy will continue to apply to covered employees even after they cease to be employed by us.
Anti-Pledging and Anti-Hedging Policies
We have adopted Anti-Hedging and Anti-Pledging Policies. The Anti-Hedging Policy generally prohibits officers, directors and designated employees from engaging in new hedging or monetization transactions with Common Shares. This prohibition prevents officers, directors and designated employees from owning securities without the full risks and rewards of ownership and preserves the common interests and objectives of the Company and its officers, directors and Designated Employees. The Anti-Pledging Policy generally prohibits officers, directors and Designated Employees from holding our securities in a margin account where the securities are subject to margin sales or pledging our securities as loan collateral.

Bausch Health Companies Inc.	51	2026 Proxy Statement

Equity Grant Practices
We have the following practices regarding equity compensation grants:
•
It is the Talent and Compensation Committee’s policy to grant ordinary course annual equity awards on the day of the Talent and Compensation Committee’s regularly scheduled meeting held in February of each year, which is scheduled approximately a year in advance. At the Talent and Compensation Committee meeting, the Talent and Compensation Committee approves each NEO’s equity award, and, with respect to the CEO’s equity award, recommends approval to the full Board.

•
The Company does not schedule its equity grants in anticipation of the release of material, non-public information (“MNPI”), nor does the Company time the release of MNPI based upon grant dates of equity. In the event MNPI becomes known to the Talent and Compensation Committee prior to granting an equity award, the Talent and Compensation Committee will take the existence of such information into consideration and use its business judgment to determine whether to delay the grant of equity to avoid any impropriety.

•	Equity award accounting complies with GAAP in the United States and is transparently disclosed in our SEC filings.
Compensation Risk Determination
The Talent and Compensation Committee assesses the potential risks relating to our compensation policies and practices for our employees, including those related to our executive compensation programs. Periodically, the Talent and Compensation Committee reviews and discusses with management the relationship between the Company’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for the Company, to ensure that such policies and practices support not only economic performance, but also compliance with our risk management objectives, and to ensure that they do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company. For our 2025 compensation programs, the Talent and Compensation Committee determined that its compensation policies and practices appropriately comply with our risk management objectives and do not encourage excessive or unnecessary risk-taking.
Tax and Accounting Implications
Tax Considerations of Our Executive Compensation
Section 162(m) of the Internal Revenue Code generally limits the tax deductibility of annual compensation paid by public companies for certain executive officers to $1 million.
The Talent and Compensation Committee may continue to approve compensation that will not be fully-deductible in order to ensure competitive levels of total compensation for its executive officers.
Accounting for Our Stock-Based Compensation
We account for stock-based payments, including grants under each of our equity compensation plans in accordance with the requirements of FASB ASC Topic 718.

Bausch Health Companies Inc.	52	2026 Proxy Statement

COMPENSATION COMMITTEE REPORT
The Report of the Talent and Compensation Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
The Talent and Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Talent and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Talent and Compensation Committee
Robert N. Power, Chairperson
Michael Goettler
Frank D. Lee
Amy B. Wechsler, M.D.

Bausch Health Companies Inc.	53	2026 Proxy Statement

2025 SUMMARY COMPENSATION TABLE
The following table sets forth the annual and long-term compensation awarded to or paid to the NEOs for services rendered to Bausch Health in all capacities during the years ended December 31, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Thomas J. Appio Chief Executive Officer	2025	1,236,000	250,000	13,032,562	—	2,336,000	22,764	16,877,326
	2024	1,226,308	—	13,141,574	—	1,854,000	17,251	16,239,133
	2023	1,169,231	—	13,133,812	—	1,545,000	30,535	15,878,578
Jean-Jacques Charhon Executive Vice President, Chief Financial Officer	2025	700,000		3,517,941	—	661,500	25,634	4,905,075
	2024	255,769	300,000	3,526,288	—	185,030	—	4,267,087
Seana Carson(6) Executive Vice President, General Counsel	2025	642,222	50,000	2,931,613		614,250	23,522	4,261,607
	2024	579,670	—	2,950,720	—	433,150	8,939	3,972,479
	2023	527,624	—	1,885,259	399,910	333,341	11,683	3,157,817
Aimee J. Lenar Executive Vice President, US Pharma	2025	650,000	—	1,958,861	—	628,880	26,750	3,264,491
	2024	300,000	400,000	1,056,657	—	227,530	2,250	1,986,437

(1)
This column represents the payout of 50% of the B+L separation bonus for Mr. Appio & Ms. Carson, as further described under “B+L Separation Bonus Opportunity” on page 48. The amounts included in the column for 2024 for Mr. Charhon and Ms. Lenar reflect the sign-on bonuses paid to them in 2024 in connection with the commencement of their employment with the Company.

(2)
This column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for all stock awards granted in 2025. The grant date fair value shown here may differ from the approved value shown in the CD&A because of the accounting methodology required in this table. The grant date fair value of the PSUs granted to the NEOs during 2025 was calculated based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Subtopic 718-10, excluding the effect of estimated forfeitures. The grant date value of the PSUs granted to these NEOs in 2025 and reported in the table above, assuming the highest level of performance conditions will be achieved (200% of target levels), is $16,279,580 for Mr. Appio, $3,699,905 for Mr. Charhon, $3,083,248 for Ms. Carson and $1,849,951 for Ms. Lenar. Information regarding the assumptions used to value these awards is set forth in “Note 2 — Significant Accounting Policies” and “Note 13 — Share Based Compensation” to the audited consolidated financial statements included in the Company’s 2025 Annual Report on Form 10-K.

(3)
The amounts reflected in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, using Black-Scholes, excluding the effect of estimated forfeitures for all Stock Option awards granted in 2023. Information regarding the assumptions used to value these awards is set forth in “Note 2 — Significant Accounting Policies” and Note 13 — Share Based Compensation to the audited consolidated financial statements included in the Company’s 2023 Annual Report on Form 10-K. The Company did not grant any Stock Options in 2024 or 2025.

(4)
This column represents the 2025 AIP payouts for Messrs. Appio and Charhon and Mses. Carson and Lenar. For additional details regarding the 2025 AIP, see page 42 under “Key Components of Executive Compensation-Annual Incentive Program”.

Bausch Health Companies Inc.	54	2026 Proxy Statement

(5)	For 2025, amounts in this column include:

NEO	Retirement Plan Contributions ($)(A)	Tax Planning ($)(B)	Tax Reimbursement ($)(C)	Executive Physical(D)
Appio	15,750	3,500	3,514	—
Charhon	14,384	—	—	11,250
Carson	12,522	—	—	11,000
Lenar	15,750	—	—	11,000

(A)	Amounts shown for Ms. Carson represent Company contributions under the Canadian Retirement Savings Plan and amounts for all other NEOs represent company contributions to the Retirement Savings Plan.
(B)
This amount represents the tax preparation fees paid on Mr. Appio’s behalf and related to Mr. Appio’s prior benefits under the Company’s Expat Program Benefits and pursuant to the Company’s standard policy.

(C)	This amount represents reimbursement related to the taxes on the imputed income from the tax preparation fees paid on Mr. Appio’s behalf.
(D)	This amount represents the value of the executive physical benefit provided to the Company’s executives.
(6)
Ms. Carson is located in Canada, and, while the amounts shown in this table are expressed in U.S. dollars, all of her cash compensation is converted from U.S. dollars and paid to Ms. Carson in Canadian dollars using the spot exchange rates prior to each applicable payment date.

Bausch Health Companies Inc.	55	2026 Proxy Statement

2025 Grants of Plan-Based Awards
The following table provides information on the grants of plan-based awards to the NEOs during the year ended December 31, 2025.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value(4) ($)
Name	Grant Date	Committee Action Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas J. Appio
2025 AIP	2/10/2025	2/10/2025	927,000	1,854,000	3,708,000
2025 RSU	2/26/2025	2/10/2025							635,425			4,892,773
2025 PSU	2/26/2025	2/10/2025				357,426	953,137	1,906,274				8,139,789
Jean-Jacques Charhon
2025 AIP	2/10/2025	2/10/2025	262,500	525,000	1,050,000
2025 RSU	2/26/2025	2/10/2025							216,622			1,667,989
2025 PSU	2/26/2025	2/10/2025				81,233	216,622	433,244				1,849,952
Seana Carson
2025 AIP	2/10/2025	2/10/2025	243,750	487,500	975,000
2025 RSU	2/26/2025	2/10/2025							180,518			1,389,989
2025 PSU	2/26/2025	2/10/2025				67,694	180,518	361,036				1,541,624
Aimee J. Lenar
2025 AIP	2/10/2025	2/10/2025	243,750	487,500	975,000
2025 RSU	2/26/2025	2/10/2025							108,311			833,995
2025 PSU	2/26/2025	2/10/2025				40,617	108,311	216,622				924,977
2025 July RSU	7/17/2025	7/17/2025							30,847			199,889

(1)
The 2025 AIP represents the threshold, target, and maximum awards provided for under the 2025 AIP. The actual amount paid for 2025 is included in the Summary Compensation Table on page 54 under the column titled “Non-Equity Incentive Plan Compensation”.

(2)
Amounts shown are the threshold, target and maximum number of units that can be distributed under the 2025 PSUs awarded, based on the extent to which the financial metrics (Adjusted Operating Cash Flow and rTSR) are achieved under these awards as further described beginning on page 46. Earned PSUs, if any, can range from 0% to 200% of target.

(3)
This column shows the number of RSUs granted in 2025. The 2025 RSUs vest in three equal installments on the first, second and third anniversaries of the grant date assuming continued employment through the applicable vesting dates.

(4)
The amounts reflected in this column represent the aggregate grant date fair value of the Company equity awards granted to the NEOs in 2025, computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). For PSUs, the grant date fair value is based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Subtopic 718-10. The grant date fair values reflected in this column may differ from the approved values reflected in the CD&A because of the accounting methodology used to report the PSUs in this column, as required by SEC rules.

Bausch Health Companies Inc.	56	2026 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End 2025
The following table provides information on outstanding Equity Awards held by the NEOs as of December 31, 2025. The market value of the equity awards, other than for Mr. Appio’s May 5, 2022 B+L Founders’ RSU, is based on the closing market price of our Common Shares on December 31, 2025 which was $6.95. The market value for Mr. Appio’s B+L Founders’ RSU is based on the closing price of B+L’s Common Shares on December 31, 2025 which was $17.08.

		Option Awards				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thomas J. Appio	3/1/2017	30,174(1)		14.38	3/1/2027
	3/7/2018	65,923(1)		15.32	3/7/2028
	2/27/2019	62,004(1)		23.16	2/27/2029
	2/26/2020	81,873(1)		24.77	2/26/2030
	3/3/2021	47,151(1)		32.56	3/3/2031
	3/2/2022	565,330(1)		24.17	3/2/2032
	5/5/2022					55,555(2)	948,879
	3/2/2023					174,385(3)	1,211,976
	3/2/2023							1,137,863(4)	7,908,147
	2/29/2024					346,219(3)	2,406,222
	2/29/2024							1,557,980(5)	10,827,962
	2/26/2025					635,425(3)	4,416,204
	2/26/2025							1,906,274(6)	13,248,604
Jean-Jacques Charhon	8/19/2024					199,225(3)	1,384,614
	8/19/2024							597,676 (5)	4,153,848
	2/26/2025					216,622(3)	1,505,523
	2/26/2025							433,244(6)	3,011,046
Seana Carson	6/9/2016	3,996(1)		23.92	6/9/2026
	2/27/2019	4,246(1)		23.16	2/27/2029
	2/26/2020	18,115(1)		24.77	2/26/2030
	3/3/2021	11,360(1)		32.56	3/3/2031
	3/2/2022	124,372(1)		24.17	3/2/2032
	3/2/2023	54,744(1)	27,373(1)	9.25	3/2/2033
	3/2/2023					31,707(3)	220,364
	3/2/2023							137,923(4)	958,562
	2/29/2024					98,358(3)	683,588
	2/29/2024							295,072(5)	2,050,750
	2/26/2025					180,518(3)	1,254,600
	2/26/2025							361,036(6)	2,509,200
Aimee J. Lenar	7/15/2024					96,235(3)	668,833
	2/26/2025					108,311(3)	752,761
	2/26/2025							216,622(6)	1,505,522
	7/17/2025					30,847(3)	214,387

(1)
Stock Options vest in three equal installments on the first, second and third anniversaries of the grant date, subject to continued employment through the applicable vesting date. Each Stock Option will remain exercisable until the ten-year anniversary of the grant date.

Bausch Health Companies Inc.	57	2026 Proxy Statement

(2)
This B+L Founders’ RSU will vest 50% on each of the second and third anniversaries of the grant date or, if later, the earlier of the full separation of B+L, or a change in control of B+L, subject to Mr. Appio’s continued employment. If the full separation of B+L does not occur before May 5, 2026, the B+L Founders’ RSU will vest 100% on such date.

(3)	RSUs vest in three equal installments on the first, second and third anniversaries of the grant date assuming continued employment through the applicable vesting date.
(4)	The amount reported is shown at actual achievement of 145% of target for the PSUs granted in 2023. The PSUs time vested and were distributed on March 2, 2026.
(5)
PSUs granted in 2024 are earned and vest based on (i) the average annual achievement of the Adjusted Operating Cash Flow performance goal measured over three individual one-year periods, from 2024 through 2026 and then averaged together, and (ii) an rTSR modifier determined based on the Company’s TSR relative to that of the rTSR Peer Group over the cumulative three-year period from 2024 through 2026. The amounts included in the table above reflect assumed maximum achievement of the Adjusted Operating Cash Flow performance goal and the rTSR modifier goal.

(6)
PSUs granted in 2025 are earned and vest based on (i) the average annual achievement of the Adjusted Operating Cash Flow performance goal measured over three individual one-year periods, from 2025 through 2027 and then averaged together, and (ii) an rTSR modifier determined based on the Company’s TSR relative to that of the rTSR Peer Group over the cumulative three-year from period 2025 through 2027. The amounts included in the table above reflect assumed maximum achievement of the Adjusted Operating Cash Flow performance goal and the rTSR modifier goal.

2025 Option Exercises and Stock Vested
The following table provides information regarding option exercises by the NEOs during 2025, and Common Shares acquired on the vesting of RSUs held by the NEOs during 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Thomas J. Appio	—	—	398,391	2,964,029
Jean-Jacques Charhon	—	—	99,613	775,985
Seana Carson	—	—	187,984	1,389,970
Aimee J. Lenar	—	—	48,117	308,911

(1)	The amounts reflected in this column represent the market value of the underlying Common Shares as of the vesting date.

Bausch Health Companies Inc.	58	2026 Proxy Statement

2025 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the expected benefits to be received by each of our NEOs in each of the following termination scenarios. This table assumes a termination date of December 31, 2025. The value attributed to equity awards is based on the closing market price on December 31, 2025, which was $6.95.

	Termination without Cause or for Good Reason ($)	Termination within 12 months of a Change in Control ($)	Termination due to Death or Disability ($)	Termination due to Retirement ($)
Thomas J. Appio
Cash(1)	8,034,000	8,034,000	—	—
RSUs(2)	3,618,198	8,034,402	8,034,402	3,618,198
PSUs(3)	15,126,788	11,267,279	19,534,916	15,126,788
B+L Founder’s RSU(4)	948,879	948,879	948,879	—
Other Benefits(1)	28,570	28,570	—	—
Total Estimated Incremental Value	27,756,435	28,313,130	28,518,197	18,744,986
Jean-Jaques Charhon
Cash(5)	2,362,500	2,975,000	525,000	—
RSUs(2)	1,384,614	2,890,137	2,890,137	—
PSUs(3)	2,769,232	1,885,540	3,771,079	—
Other Benefits(5)	21,428	21,428	—	—
Total Estimated Incremental Value	6,537,774	7,772,105	7,186,216	—
Seana Carson
Cash(6)	2,193,750	2,762,500	—	—
RSUs(2)	756,626	2,158,552	2,158,552	—
PSUs(3)	2,325,729	1,762,096	3,160,600	—
Stock Options(7)	—	—	—	—
Other Benefits(6)	2,832	2,832	—	—
Total Estimated Incremental Value	5,278,937	6,685,980	5,319,152	—
Aimee J. Lenar
Cash(8)	2,193,750	2,762,500	487,500	—
RSUs(2)	309,679	1,635,981	1,635,981	—
PSUs(3)	—	250,462	500,923	—
Other Benefits(8)	64,293	64,293	—	—
Total Estimated Incremental Value	2,567,722	4,713,236	2,624,404	—

(1)
If Mr. Appio’s employment is terminated by us without “cause”, or by Mr. Appio for “good reason” (in each case as defined in the Appio Agreement), including within 12 months of a change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), or upon the expiration of his employment term, Mr. Appio will be entitled to receive a cash severance payment equal to the sum of two times the sum of his annual base salary and annual target incentive payable in a lump sum, and a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive, provided that if such termination occurs in contemplation of a change in control or within twelve months following a change in control then the amount will be based on Mr. Appio’s annual target incentive, as shown above in “Cash” under “Termination without Cause or for Good Reason” and “Termination within 12 months of a Change in Control”. Mr. Appio will also be entitled to receive continued health benefits for two years at active employee rates, as shown above in “Other Benefits” under “Termination without Cause or for Good Reason” and “Termination within 12 months of a Change in Control”.

(2)
Pursuant to the terms of the equity award agreements governing Mr. Appio’s and Ms. Carson’s 2023, 2024 and 2025 RSUs, and Mr. Charhon’s 2025 RSUs and Ms. Lenar’s 2024 and 2025 RSUs, if Messrs. Appio’s or Charhon’s, or Mses. Carson’s or Lenar’s employment is terminated by the Company without “cause” or by the NEO for “good reason” (in each case as defined under the Appio Agreement, Charhon Agreement, Carson Agreement or Lenar Agreement, respectively), unvested RSUs will vest pro-rata as shown under “Termination without Cause or Good Reason” and if their employment is terminated due to death or disability, all unvested RSUs will vest as shown under “Termination due to Death or Disability”. Under these agreements, if they are terminated without cause or resign for good reason within 12 months of a change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), all unvested RSUs will vest as shown under “Termination within 12 months of a Change in Control”. This vesting treatment applies beginning after the first anniversary of the grant date if they experience a termination of employment by the Company without cause or by the NEO for good reason. Therefore, amounts set forth herein reflect RSUs granted in 2023 and 2024; no value is attributable for the 2025 RSUs under “Termination without Cause or for Good Reason”. Pursuant to the terms of the equity award agreement governing Mr. Charhon’s 2024 RSU, if Mr. Charhon’s employment is terminated by the Company without

Bausch Health Companies Inc.	59	2026 Proxy Statement

“cause” or by Mr. Charhon for “good reason” (as defined under the Charhon Agreement), all unvested RSUs will vest as shown under “Termination without Cause or for Good Reason” and if his employment is terminated due to death or disability, all unvested RSUs will vest as shown under “Termination due to Death or Disability”. Under this agreement, if he is terminated without cause or resigns for good reason within 12 months of a change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), all unvested RSUs will vest as shown under “Termination within 12 months of a Change in Control”. For Mr. Appio’s and Ms. Carson’s 2023, 2024 and 2025 RSUs, and Mr. Charhon’s and Ms. Lenar’s 2024 and 2025 RSUs, if Messrs. Appio or Charhon, or Mses. Carson or Lenar terminates his or her service with us on or after age 55, and each NEO’s age plus years of service total at least 65, all unvested RSUs will vest. No values are shown for RSUs for Mr. Charhon, Ms. Carson or Ms. Lenar under “Termination due to Retirement” because they were not retirement eligible as of December 31, 2025. Further, because vesting upon a retirement requires the employee to be employed through the first anniversary of the grant date, no value is shown for the 2025 RSUs above for “Termination due to Retirement” for Mr. Appio.
(3)
Pursuant to the terms of the equity award agreements governing Mr. Appio’s and Ms. Carson’s 2023, 2024 and 2025 PSUs, and Mr. Charhon’s 2024 and 2025 PSUs and Ms. Lenar’s 2025 PSUs, if Messrs. Appio’s or Charhon’s, or Mses. Carson’s or Lenar’s employment is terminated by us without cause, by Messrs. Appio or Charhon, or Mses. Carson or Lenar for good reason, or upon death or disability, they will be entitled to prorated vesting of unvested PSUs at actual performance as shown above under “Termination without Cause or for Good Reason” and “Termination due to Death or Disability”. This vesting treatment applies beginning after the first anniversary of the grant date if they experience a termination of employment without cause or by the NEO for good reason. If their employment is terminated by us without cause, or by the NEO for good reason, in each case within 12 months of a change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), unvested PSUs will vest pro-rata based on target performance through the termination date (or, if later, the date of the change in control). In the event the PSUs are not assumed or substituted in connection with the change in control, unvested PSUs will vest pro-rata based on target performance on the date of such change in control as shown under “Termination within 12 months of a Change in Control”. For Mr. Appio’s and Ms. Carson’s 2023, 2024 and 2025 PSUs, and Mr. Charhon’s 2024 and 2025 PSUs and Ms. Lenar’s 2025 PSUs, beginning after the first anniversary of the grant date, if Messrs. Appio or Charhon, or Mses. Carson or Lenar terminate his or her service with us on or after age 55, and each NEO’s age plus years of service total at least 65, any unvested portion of the PSU will vest pro-rata based on actual results. No values are shown for RSUs for Mr. Charhon, Ms. Carson or Ms. Lenar under “Termination due to Retirement” because they were not retirement eligible as of December 31, 2025. Further, because vesting upon a retirement requires the employee to be employed through the first anniversary of the grant date, no value is shown for the 2025 RSUs above for “Termination due to Retirement” for Mr. Appio.

(4)
Pursuant to the terms of the equity award agreements governing Mr. Appio’s B+L Founder RSUs, if Mr. Appio’s employment is terminated by us without cause or by him for good reason, any unvested RSUs will vest pro-rata, and if Mr. Appio’s employment is terminated due to death or disability, all unvested B+L Founder RSUs will vest. Under this agreement, if Mr. Appio is terminated without cause or Mr. Appio resigns for good reason within 12 months of a change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), all unvested B+L Founder RSUs will vest. This vesting treatment applies beginning after the first anniversary of the grant date if Mr. Appio is terminated without cause or for good reason.

(5)
If Mr. Charhon’s employment is terminated by us without “cause” or by Mr. Charhon for “good reason” (in each case as defined in the Charhon Agreement) on or before December 31, 2025, Mr. Charhon will be entitled to receive a cash severance payment equal to the sum of one and a half times the sum of his annual base salary and annual target incentive, payable in a lump sum, and a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive and continued health benefits at active employee rates for eighteen months, as shown above under “Termination without Cause or for Good Reason”. If Mr. Charhon’s employment is terminated by us without “cause” or by Mr. Charhon for “good reason”, or if his term of employment is not renewed, in each case following December 31, 2025, Mr. Charhon will be entitled to receive a cash severance payment equal to the sum of one times the sum of his annual base salary and annual target incentive, payable in a lump sum, and a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive and continued health benefits at active employee rates for twelve months. If such termination occurs in contemplation of a change in control or within twelve months following a change in control, then Mr. Charhon will be entitled to receive a cash severance payment equal to two times the sum of annual base salary and annual target incentive payable in a lump sum, a prorated annual target incentive for the year of termination, as shown above in “Cash” under “Termination within 12 months of a Change in Control”. Mr. Charhon will also be entitled to receive continued health benefits for eighteen months at active employee rates, as shown above in “Other Benefits” under “Termination within 12 months of a Change in Control”. Upon his death or disability, Mr. Charhon (or his beneficiaries) will be entitled to receive a prorated bonus, measured at target, for the year of termination as shown “Termination due to Death or Disability” above.

(6)
If Ms. Carson’s employment is terminated by us without “cause”, or by Ms. Carson for “good reason” (in each case as defined in the Carson Agreement) on or before December 31, 2025, Ms. Carson will be entitled to receive a cash severance payment equal to the sum of one and a half times annual base salary and annual target incentive payable in a lump sum, a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive and continued health benefits at active employee rates for one year, as shown above under “Termination without Cause or for Good Reason”. If Ms. Carson’s employment is terminated by us without “cause” or by Ms. Carson for “good reason”, or if her term of employment is not renewed, in each case following December 31, 2025, Ms. Carson will be entitled to receive a cash severance payment equal to the sum of one times the sum of her annual base salary and annual target incentive, payable in a lump sum, and a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive and continued health benefits at active employee rates for twelve months. If such termination occurs in contemplation of a change in control or within 12 months following a change in control, Ms. Carson will be entitled to receive a cash severance payment equal to two times the sum of annual base salary and annual target incentive payable in a lump sum, a prorated annual target incentive for the year of termination and continued health benefits for twelve months at active employee rates, as shown above under “Termination within 12 months of a Change in Control”. With respect to any termination of employment, Ms. Carson remains eligible to (i) receive payments and/or benefits under the Canadian Employment Standards Act 2000 (the “ESA”) or other applicable law and (ii) any payments and/or benefits Ms. Carson receives under the ESA or other applicable law will offset any payments she would receive under the Carson Agreement and, if the payments and/or benefits provided by the ESA or other applicable law are greater than those set forth in the Carson Agreement, then Ms. Carson will not receive any payments under the Carson Agreement or other severance plan or policy.

(7)
Pursuant to the terms of the equity award agreements governing Ms. Carson’ s 2023 Stock Options, if Ms. Carson’s employment is terminated by us without cause, or terminated by her for good reason, in either case within 12 months of a change in control (or during the six-month period prior to a change in control if such termination was in contemplation of, and directly related to, the change in control), or in the case of death or disability, unvested options will vest in full. For

Bausch Health Companies Inc.	60	2026 Proxy Statement

Ms. Carson’s 2023 Stock Options, beginning after the first anniversary of the grant date, if Ms. Carson terminates her service with us on or after age 55, and her age plus years of service total at least 65, all unvested options will vest. Ms. Carson was not retirement eligible as of December 31, 2025 and as of December 31, 2025 her outstanding Stock Options were not currently in-the-money, so no value is shown above.
(8)
If Ms. Lenar’s employment is terminated by us without “cause”, or by Ms. Lenar for “good reason” (in each case as defined in the Lenar Agreement) on or before December 31, 2025, Ms. Lenar will be entitled to receive a cash severance payment equal to the sum of one and a half times annual the sum of her annual base salary and annual target incentive payable in a lump sum, and a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive and continued health benefits at active employee rates for eighteen months, as shown above under “Termination without Cause or for Good Reason”. If Ms. Lenar’s employment is terminated by us without “cause” or by Ms. Lenar for “good reason”, or if her term of employment is not renewed, in each case following December 31, 2025, Ms. Lenar will be entitled to receive a cash severance payment equal to the sum of one times the sum of her annual base salary and annual target incentive, payable in a lump sum, and a prorated annual incentive for the year of termination equal to the lesser of the annual incentive based on our actual performance and annual target incentive and continued health benefits at active employee rates for twelve months. If such termination occurs in contemplation of a change in control or within twelve months following a change in control then Ms. Lenar will be entitled to receive a cash severance payment equal to two times the sum of annual base salary and annual target incentive payable in a lump sum, a prorated annual target incentive for the year of termination, as shown above in “Cash” under “Termination within 12 months of a Change in Control”. Ms. Lenar will also be entitled to receive continued health benefits for eighteen months at active employee rates, as shown above in “Other Benefits” under “Termination within 12 months of a Change in Control”. Upon her death or disability, Ms. Lenar (or her beneficiaries) will be entitled to receive a prorated bonus, measured at target, for the year of termination as shown above under “Termination due to Death or Disability” above.

Bausch Health Companies Inc.	61	2026 Proxy Statement

2025 Pay Ratio Disclosure
Pay Ratio
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2025:
•	the median of the annual total compensation of all our employees (excluding our CEO) was $42,062
•	the annual total compensation of our CEO was $16,877,326; and
•	the ratio of these two amounts was 401 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.
Methodology for Identifying Our Median Employee
Employee Population
To identify the median of the annual total compensation of all of our employees (other than our CEO), we first identified our total employee population from which we determined our median employee. We determined that, as of December 31, 2025, our employee population consisted of approximately 20,500 individuals (of which 13,250 were B+L employees and of which approximately 33% were located in the United States and 67% were located in jurisdictions outside the United States).
Determining our Median Employee
To identify our median employee from our employee population, we compared the amount of base salary of our employees as reflected in our payroll records and converted to U.S. Dollars. In making this determination, we annualized the compensation of our full-time employees, including those who were hired in 2025 (but did not work for us for the entire fiscal year) and permanent part-time employees (reflecting what they would have earned if they had worked the entire year at their part-time schedule). We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.
Determination of Annual Total Compensation of our Median Employee and our CEO
Once we identified our median employee, we then calculated such employee’s annual total compensation for 2025 by using the same methodology we used for purposes of determining the annual total compensation of our NEOs for 2025 as set forth in the 2025 Summary Compensation Table on page 54.
Our CEO’s annual total compensation for 2025 for purposes of the Pay Ratio Rule is equal to the amount reported in the “Total” column in the 2025 Summary.
Please note that SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

Bausch Health Companies Inc.	62	2026 Proxy Statement

PAY VERSUS PERFORMANCE
The following table sets forth the compensation for our Principal Executive Officers (the “PEOs”) and the average compensation for our Non-PEO NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2025, 2024, 2023, 2022, and 2021. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income and Adjusted EBITDA as used for our 2025, 2024, 2023, 2022, and 2021 AIP.

							Value of Initial Fixed $100 Investment Based On:
	Thomas J. Appio		Joseph C. Papa		Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2) ($)	Total Shareholder Return(3) ($)	Peer Group Total Shareholder Return(3) ($)	Net Income (in Millions)(4) ($)	Adjusted EBITDA for AIP (in Millions)(5) ($)
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)
2025	16,877,326	13,689,877			4,143,724	3,730,724	33	128	157	2,860
2024	16,239,133	19,173,285			3,021,798	3,681,657	39	93	(46)	2,616
2023	15,878,578	14,834,961	—	—	2,843,374	1,029,672	39	94	(592)	2,367
2022	13,171,461	821,019	19,781,761	(3,950,168)	5,683,018	2,050,535	30	90	(225)	2,236
2021	—	—	22,889,137	37,122,606	5,972,466	7,337,740	33	100	(948)	3,501

(1)
Compensation for our PEOs reflects the amounts reported in the “Summary Compensation Table” for the respective years. Our PEOs were (i) in 2025, 2024 and 2023, Thomas J. Appio; (ii) in 2022, Thomas J. Appio and Joseph C. Papa and (ii) in 2021 Joseph C. Papa. Average compensation for Non-PEO NEOs includes the following named executive officers: (i) in 2025 Jean-Jacques Charhon, Seana Carson, and Aimee J. Lenar, (ii) in 2024 Jean-Jacques Charhon, Seana Carson, Aimee J. Lenar and John S. Barresi, (iii) in 2023, John S. Barresi, Seana Carson and Tom G. Vadaketh, (iv) in 2022 Tom G. Vadaketh, Seana Carson, Robert A. Spurr, Sam A. Eldessouky and Christina Ackermann, and (v) in 2021, Thomas J. Appio, Robert A. Spurr, Sam A. Eldessouky, Christina M. Ackermann, and Paul S. Herendeen.

(2)
Compensation “actually paid” for the PEO and average compensation “actually paid” for our Non-PEO NEOs in 2025 reflects adjustments to the amounts in the “Summary Compensation Table” as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEOs and our Non-PEO NEOs during the applicable year. A significant portion of the compensation “actually paid” to our Non-PEO NEOs is comprised of equity awards whose value is directly tied to the value of our Common Shares. For information regarding the decisions made by the Talent and Compensation Committee for the PEO’s and our Non-PEO NEOs’ compensation for fiscal year 2025, see the Compensation Discussion and Analysis beginning on page 37. Fair values set forth in the table below are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest or forfeit in the covered year, which are valued as of the applicable vesting dates and fair values as of the end of the preceding fiscal year, respectively. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant other than the expected term and the related expected volatilities and risk-free rates that have been adjusted to reflect the passage of time.

	Thomas J. Appio 2025 ($)	Non-PEO NEOs 2025 ($)
Summary Compensation Table Total	16,877,326	4,143,724
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	13,032,562	2,802,804
Plus Fair Value for Awards Granted in the Covered Year	13,388,398	2,828,413
Plus Change in Fair Value of Outstanding Unvested Awards from Prior Years	(3,296,282)	(345,061)
Plus Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	(247,003)	(93,548)
Less Fair Value of Awards Forfeited during the Covered Year	—	—
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	—	—
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	—	—
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	—
Compensation Actually Paid	13,689,877	3,730,724

Bausch Health Companies Inc.	63	2026 Proxy Statement

(3)
TSR is cumulative for the measurement periods beginning on December 31, 2020 and ending on December 31 of each of 2025, 2024, 2023, 2022 and 2021, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is the Nasdaq Biotechnology Index, which is the same peer group we use for purposes of the Shareholder Return Performance Presentation of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(4)
Reflects “Net Income” attributable to Bausch Health Companies Inc., as reported in the Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 (including net income attributable to noncontrolling interests).

(5)
Reflects Adjusted EBITDA as used for our AIP in 2025, 2024, 2023, 2022 and 2021. Adjusted EBITDA as used for (i) the AIP in 2021 was calculated on a consolidated basis, (ii) the AIP in 2022 AIP does not include Adjusted EBITDA attributable to B+L or our Solta Medical business, and (iii) the 2025, 2024 and 2023 AIP does not include Adjusted EBITDA attributable to B+L.

The following table sets forth an unranked list of the performance measures that, for 2025, we view as the “most important” measures for linking our NEOs’ compensation “actually paid” to performance. Revenue and Adjusted EBITDA were metrics used for our AIP in each of the years covered by the above table, as well as Adjusted Operating Cash Flow performance goal and Relative Total Shareholder Return which are used under our PSU award program.

Performance Measure
Revenue
Adjusted EBITDA
Adjusted Operating Cash Flow
rTSR (Relative Total Shareholder Return)

Compensation Actually Paid and Cumulative TSR of the Company and Cumulative TSR of the Peer Group
The graph below shows how the amount of compensation actually paid to our PEOs and the average amount of compensation actually paid to our Non-PEO NEOs compared with the Company’s TSR over the covered fiscal years. The following performance graph also compares the cumulative total return on a $100 investment on December 31, 2020, assuming reinvestment of all dividends, in (i) our Common Shares and (ii) the NASDAQ Biotechnology Index.

Compensation Actually Paid (in USD MM) vs. Total Shareholder Return and Peer TSR
Compensation Actually Paid ($)
Total Shareholder Return (%)
60
40
20
0
-20
50%
10%
(30%)
(70%)
(110%)
(150%)
33%
0%
$37
$7
(70%)
(10%)
$1
$2
($4)
$15
(6%)
(61%)
$1
$19
(7%)
(61%)
$4
$14
28%
(67%)
$4
2021
2022
2023
2024
2025
PEO Appio CAP
PEO Papa CAP
NEO CAP
BHC TSR
Nasdaq Biotech TSR

Bausch Health Companies Inc.	64	2026 Proxy Statement

Compensation Actually Paid and Net Income
The graph below reflects a comparison of compensation actually paid to our PEOs and the average amount of compensation actually paid to our Non-PEO NEOs with our net income from continuing operations.

Compensation Actually Paid (in USD MM) VS. Net Income (in USD MM)
Compensation Actually Paid ($)
Net Income ($)
60
40
20
0
-20
$200
$0
$(200)
$(400)
$(600)
$(800)
$(1000)
$37
$7
($948)
$1
($4)
$2
($225)
$15
$1
($592)
$19
$4
($46)
$14
$4
$157
2021
2022
2023
2024
2025
PEO Appio CAP
PEO Papa CAP
NEO CAP
Net Income

Compensation Actually Paid and Adjusted EBITDA
The graph below shows how the amount of compensation actually paid to our PEOs and the average amount of compensation actually paid to our Non-PEO NEOs compare with our Adjusted EBITDA as used for our AIP in 2025, 2024, 2023, 2022 and 2021.

Compensation Actually Paid (in USD MM) VS. Adj. EBITDA (in USD MM)
Compensation Actually Paid ($)
Adj. EBITDA ($)
60
40
20
0
-20
$4000
$3000
$2000
$1000
$0
$3,501
$2,236
$2,367
$2,616
$2,860
$37
$7
$1
($4)
$2
$15
$1
$19
$4
$14
$4
2021
2022
2023
2024
2025
PEO Appio CAP
PEO Papa CAP
NEO CAP
Adj. EBITDA

Bausch Health Companies Inc.	65	2026 Proxy Statement

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)(3)
Christian A. Garcia	125,000	250,000	—	375,000
Michael Goettler	56,676	204,110	—	260,786
Brett M. Icahn(4)	62,192	562,312	—	624,504
Sarah B. Kavanagh	239,991(3)	489,988	—	729,979
Frank D. Lee	136,147	250,000	—	386,147
Sandra Leung	—	259,677	—	259,677
Steven D. Miller(4)	77,829	250,000	—	327,829
Richard C. Mulligan, Ph.D.	123,844	250,000	—	373,844
John A. Paulson	21,875	783,730	—	805,605
Robert N. Power	142,680	250,000	—	392,680
Amy B. Wechsler, M.D.	100,000	277,500	—	377,500

(1)
The amounts in this column reflect the aggregate grant date fair values of the annual equity awards granted in the form of RSUs to each of our non- employee directors in 2025 for their service on our Board under our Omnibus Plan, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Fair value is calculated using the closing price of our Common Shares on the date of grant for purposes of determining the individual grant amounts. The actual value, if any, realized by our non-employee directors for these awards is a function of the value of the shares if and when they vest. For additional information on how we account for equity-based compensation, see Note 13 to our consolidated financial statements in our Annual Report. In 2025, we granted each of our non-employee directors serving on our Board an annual equity award of 54,347 RSUs, which will vest on the date immediately preceding the date of the Annual Meeting of Shareholders. Mr. Garcia, Mr. Goettler, Ms. Kavanagh, Ms. Leung, Mr. Paulson, and Mr. Power each elected to defer the settlement of such annual equity award; accordingly, our Common Shares underlying the RSUs awarded to them in 2025 that vest will not be settled until their “separation from service”.

(2)
Directors had aggregate outstanding BHC RSUs at 2025 fiscal year-end as follows: Mr. Garcia, 89,707; Mr. Goettler, 30,109; Mr. Icahn, 0; Ms. Kavanagh, 236,359; Mr. Lee, 54,347; Ms. Leung, 38,408; Mr. Miller, 0; Dr. Mulligan, 54,347; Mr. Paulson, 360,120; Mr. Power, 248,122; and Dr. Wechsler, 158,855.

(3)
Ms. Kavanagh’s fees earned were paid, on a quarterly basis, in Canadian Dollars (CAN). The amounts were converted from U.S. Dollars (USD) to CAN by using the average Bank of Canada exchange rates for the applicable periods, as follows: (i) 1.4347, for the period of March 19-25, 2025; (ii) 1.3731,for the period of June 19-25, 2025; (iii) 1.3814, for the period of September 17-24, 2025; and (iv) 1.3998, for the period of November 26 to December 3, 2025.

(4)	Messrs. Icahn and Miller retired from our Board effective August 14, 2025.
(5)
Each of Messrs. Icahn, Paulson and Ms. Kavanagh also served as non-employee directors of Bausch + Lomb during 2025. Accordingly, the amounts reflected in the table above also reflect the following amounts of compensation these directors received from Bausch + Lomb during 2025 for their service as non-employee directors of the Bausch + Lomb Board:

Name	Fees Earned or Paid in Cash ($)(A)	Stock Awards ($)(A)(B)(C)	All Other Compensation ($)	Total ($)
Brett M. Icahn(D)	49,863	239,988		289,851
Sarah B. Kavanagh	112,500(F)	239,988		352,488
John A. Paulson(E)	21,875	283,730		305,605

(A)	Numbers rounded to the nearest dollar.

Bausch Health Companies Inc.	66	2026 Proxy Statement

(B)
The amounts in this column reflect the aggregate grant date fair values of the annual equity awards granted in the form of RSUs to each of B+L’s non-employee directors in 2025 for their service on the B+L Board under our Omnibus Plan, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Fair value is calculated using the closing price of B+L Common Shares on the date of grant for purposes of determining the individual grant amounts. The actual value, if any, realized by the B+L’s non-employee directors for these awards is a function of the value of the shares if and when they vest. In 2025, B+L granted each of their non-employee directors serving on the B+L Board an annual equity award of 20,338 RSUs, which will vest on the date immediately preceding the date of the B+L Annual Meeting of Shareholders. Ms. Kavanagh and Mr. Paulson each elected to defer the settlement of such annual equity award; accordingly, the B+L Common Shares underlying the RSUs awarded to them in 2025 that vest will not be settled until their “separation from service”

(C)	Directors had aggregate outstanding B+L RSUs at 2025 fiscal year-end as follows: Mr. Icahn, 0; Ms. Kavanagh, 47,891; and Mr. Paulson, 46,010.
(D)	Mr. Icahn resigned from the B+L Board effective August 14, 2025.
(E)
Mr. Paulson received 100% of his Board and committee retainers for the first, third and fourth quarter of 2025 in the form of RSUs in lieu of cash pursuant to an election made by such director, the settlement of which is deferred until his “separation from service”. The number of RSUs was determined by dividing the aggregate value of the portion of the director’s annual cash retainer covered by such election by the closing price of B+L Common Shares on the date of grant. Mr. Paulson received cash payments in lieu of deferred RSU awards for the second quarter of 2025.

(F)
Ms. Kavanagh’s fees earned were paid, on a quarterly basis, in Canadian Dollars (CAN). The amounts were converted from U.S. Dollars (USD) to CAN by using the following exchange rates: (i) 1.4347 which was in effect on March 20, 2025; (ii) 1.3673, which was in effect on June 18, 2025; (iii) 1.3797, which was in effect on September 18, 2025; and (iv) 1.3748, which was in effect on December 16, 2025.

Director Compensation
In 2025, our directors’ fees consisted of the following:

Annual Cash Compensation
Board Retainer	$100,000
Additional Fee — Non-Executive Chairperson	$150,000
Additional Retainers — Committee Chairpersons
Audit and Risk Committee Chairperson	$25,000
Talent and Compensation Committee Chairperson	$25,000
Nominating and Corporate Governance Committee Chairperson	$20,000
Science and Technology Committee Chairperson	$20,000
Finance and Transactions Committee Chairperson	$20,000
Additional Retainers — Committee Members not serving as Chairpersons
Audit and Risk Committee Member	$15,000
Talent and Compensation Committee Member	$15,000
Nominating and Corporate Governance Committee Member	$12,500
Science and Technology Committee Member	$12,500
Finance and Transactions Committee Member	$12,500
Annual Equity Compensation
Annual RSU Grant	$250,000

Our Nominating and Corporate Governance Committee is required by its charter to periodically review, and make recommendations to the full Board regarding, the compensation of our non-employee directors. The Nominating and Corporate Governance Committee has sole authority under its charter to retain and/or terminate compensation consultants or compensation consulting firms as the Nominating and Corporate Governance Committee may deem appropriate in recommending non-employee director compensation.

Bausch Health Companies Inc.	67	2026 Proxy Statement

Our directors may elect to receive their fees in cash, in RSUs, or in a combination of cash and RSUs. RSUs received pursuant to this election are paid in a lump sum of Common Shares at the end of such director’s service with the Company. All fees, whether payable in cash or RSUs, are delivered in quarterly installments. In addition to the above fees, directors are also reimbursed for their out-of-pocket expenses in attending in-person meetings.
The Company also grants each non-employee director, on the third business day following each Annual Meeting of Shareholders, a number of RSUs with a fair market value equal to $250,000. These annual grants of RSUs vest and are deliverable prior to the next Annual Meeting of Shareholders, unless the director elects to defer issuance until the director’s separation from the Company.
Our non-employee directors are also subject to minimum share ownership requirements. For further detail regarding the share ownership requirement for non-employee directors, see the discussion in the section titled “Statement of Corporate Governance Practices — Directors’ Share Ownership” on page 23.

Bausch Health Companies Inc.	68	2026 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved By Shareholders	27,855,000(1)	$21.96	30,890,000(2)
Equity Compensation Plans Not Approved By Shareholders	—	—	—
Total	27,855,000(1)	$21.96	30,890,000(2)

(1)
Included in this amount is the maximum number of Common Shares that may be issued under each of the PSUs and annual RSUs outstanding as of December 31, 2025. As of December 31, 2025, the weighted average remaining contractual term of outstanding options was 4.3 years.

(2)	Included in this number is 5,000,000 shares available for issuance under the Bausch Health Companies Inc. 2025 Employee Stock Purchase Plan.
Amended and Restated 2014 Omnibus Incentive Plan Summary
The Company’s 2014 Omnibus Incentive Plan was adopted and approved by the Board and the shareholders of the Company effective as of May 20, 2014 (the “2014 Plan”). The 2014 Plan reserved approximately 18 million Common Shares for the issuance of Awards. On April 30, 2018, the shareholders approved an amendment to the 2014 Plan to increase the number of Common Shares authorized under the 2014 Plan by an additional 11,900,000 Common Shares. On April 28, 2020, the shareholders approved an amendment and restatement of the 2014 Plan to increase the number of authorized Common Shares by an additional 13,500,000 Common Shares. On June 21, 2022, the shareholders approved an amendment and restatement of the 2014 Plan to increase the number of authorized Common Shares by an additional 11,500,000 Common Shares. On May 16, 2023, the shareholders approved an amendment and restatement of the 2014 Plan to increase the number of authorized Common Shares by an additional 7,500,000 Common Shares. On May 14, 2024, the shareholders approved an amendment and restatement of the 2014 Plan to increase the number of authorized Common Shares by an additional 20,000,000 Common Shares.
Awards Under the Plan
Under the 2014 Plan, the Company may grant options (including both incentive stock options and nonqualified stock options), share appreciation rights (“SARs”), share awards (including restricted shares, deferred shares and share units that may be settled either in Common Shares or cash), unrestricted Common Shares or cash awards (collectively, the “Awards”). Awards may be granted singly, in combination or in tandem as determined by the Talent and Compensation Committee, in its sole discretion. A maximum of 27,855,000 Common Shares (less than 8% of the issued and outstanding Common Shares as of December 31, 2025) may be issued pursuant to the exercise of options or in connection with the vesting of other Awards under the terms of the 2014 Plan.
All Awards under the 2014 Plan are subject to the Company’s Misconduct Clawback Policy, which was adopted on February 21, 2017 and is available on the Company’s website and the Company’s Recoupment Clawback Policy adopted on July 20, 2023 which is also available on the Company’s website.

Bausch Health Companies Inc.	69	2026 Proxy Statement

Eligibility
Persons eligible to receive Awards include employees (including any officer), Directors or individuals performing services for the Company or its subsidiaries in the capacity of a consultant, agent or otherwise, as determined by the Talent and Compensation Committee in its sole discretion. Unless otherwise determined by the Talent and Compensation Committee, members of the Board shall generally not be eligible to receive SARs or options.
Participation Limits
Subject to adjustments made to reflect a change in the Company’s capital structure, including as a result of a stock dividend, stock split, reverse stock split, merger, consolidation, recapitalization, reorganization or divestiture or other similar event (“Capital Structure Adjustments”), (i) the number of Common Shares issuable to persons who are reporting insiders (as defined in National Instrument 55-104 — Insider Reporting Requirements and Exemptions of the Canadian Securities Administrators), at any time, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding Common Shares of the Company; (ii) the number of Common Shares issued to such insiders, within any one-year period, under all security-based compensation arrangements of the Company, cannot exceed 10% of issued and outstanding securities; (iii) the number of Common Shares issuable to non-employee members of the Board, at any time, under all security-based compensation arrangements of the Company, cannot exceed 1% of issued and outstanding Common Shares of the Company; (iv) the aggregate number of Common Shares that may be granted prior to November 2, 2017 to any employee covered by Section 162(m) of the Internal Revenue Code during a calendar year in the form of options, share appreciation rights, and/or share awards and intended to qualify as “performance-based compensation” thereunder was not permitted to exceed the number of Common Shares initially authorized for grant and (v) in any calendar year, no participant who is a non-employee Director of the Company shall be granted Awards, in either equity, cash or other compensation, with an aggregate fair market value as of the grant date or payment date, as applicable, in excess of $750,000.
If any Common Shares subject to an Award are forfeited, canceled, exchanged or surrendered, or if an Award terminates or expires without a distribution of Common Shares to the participant, the Common Shares with respect to the Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the 2014 Plan; however, the Common Shares surrendered or withheld as payment of either the exercise price of an option or SAR that are retained by the Company to account for the exercise price and/or withholding taxes in respect of an Award will no longer be available for Awards under the 2014 Plan.
Expiration of Options and SARs
Generally options and SARs are granted for a term determined by the Talent and Compensation Committee but not to exceed 10 years (the “Original Term”). For options granted as incentive stock options to certain participants, the Original Term shall not exceed five years. If the Original Term of an option and SAR held by a participant expires during a Company blackout period applicable to the participant which prohibits the participant from trading in Company securities, the term of such option shall be extended until the tenth business day following the end of the Company blackout period.
Exercise Price of Options and SARs
The exercise price per Common Share for each option and SAR is not less than 100% of the closing price of the Common Shares on the trading day immediately preceding the date of grant. Additionally, for options granted as incentive stock options to certain participants, the exercise price per Common Share cannot be less than 110% of the closing price of the Common Shares on the trading day immediately preceding the date of grant.

Bausch Health Companies Inc.	70	2026 Proxy Statement

Vesting
Awards under the 2014 Plan are subject to such vesting provisions as the Talent and Compensation Committee may determine. Options currently outstanding generally vest in equal installments over a period of three or four years after the date of grant. Share units currently outstanding generally vest in equal installments over a period of three years after the date of grant or 100% on the third anniversary of the date of grant, subject to the achievement of performance criteria where applicable.
Dividends and Dividend Equivalents
The Talent and Compensation Committee may provide that share awards earn dividends or dividend equivalents in the form of additional share awards, subject to such terms, conditions, restrictions and limitations as it may establish from time to time. Notwithstanding the foregoing, dividends or dividend equivalents (i) shall have the same vesting dates and shall be paid in accordance with the same terms as the Award to which they relate and (ii) may not be paid with respect to any Award subject to the achievement of performance criteria, unless and until the relevant performance criteria have been satisfied.
Termination of Employment and Change of Control
Unless the applicable award agreement provides otherwise or the Talent and Compensation Committee determines otherwise, vesting with respect to an Award will cease upon termination of a participant’s employment or service with the Company, and unvested Awards shall be forfeited upon such termination. In the case of termination for cause, vested Awards shall also be forfeited.
Unless otherwise set forth in a participant’s award agreement, all Awards that are assumed or substituted in connection with a change of control transaction will become fully vested, exercisable and free of restrictions, and any performance conditions on those Awards will be deemed to be achieved at target if the participant’s employment or service is terminated by the Company without cause or by the participant for good reason within 12 months following a change of control. In addition, unless otherwise set forth in a participant’s award agreement, all Awards that are not assumed or substituted in connection with the change of control transaction will become fully vested (on a pro rata basis), exercisable and free of restrictions and any performance conditions on those Awards will be deemed to be achieved at target (on a pro rata basis) immediately upon the occurrence of the change of control transaction.
In addition, in the event of a change of control transaction, the Talent and Compensation Committee may, in its discretion, (i) provide that each option and each SAR which may, by its terms, only be settled in Common Shares, will, immediately upon the occurrence of a change in control, be deemed to have been exercised on a “net exercise” basis, and (ii) may, in its discretion, except as would otherwise result in adverse tax consequences under Section 409A of the Code, provide that each Award, other than options and SARs will, immediately upon the occurrence of the change of control, be cancelled in exchange for a payment in an amount equal to the excess of the consideration paid per Common Share in the change of control over the purchase price (if any) per Common Share subject to the Award, multiplied by the number of Common Shares subject to the Award.
Nontransferability
Except in specific circumstances described in the 2014 Plan, Awards granted under the 2014 Plan and, during any period of restriction on transferability, Common Shares issued in connection with the exercise of an option or a SAR, may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred in any manner other than by will or the laws of descent and distribution, unless and until the Common Shares underlying such award have been issued, and all restrictions applicable to such Common Shares have lapsed or have been waived by the Talent and Compensation Committee. Notwithstanding the foregoing, the Talent and Compensation Committee may, in its sole discretion, permit (on such terms, conditions and limitations as it may establish) nonqualified stock options and/or Common Shares issued in connection with an option or a SAR exercise to be transferred to a member of a participant’s immediate family or to a trust or similar vehicle for the benefit of a participant’s immediate family members.

Bausch Health Companies Inc.	71	2026 Proxy Statement

Amendment and Termination
The 2014 Plan and any award may be amended, suspended or terminated at any time by the Board, provided that no amendment shall be made without shareholder approval if such shareholder approval is required in order to comply with applicable law or the rules of the NYSE, the rules of the Toronto Stock Exchange (“TSX”), or any other securities exchange on which the Common Shares are traded or quoted. Under the 2014 Plan, the Company shall obtain shareholder approval for: (i) a reduction in the exercise price or purchase price of an award (or the cancellation and re-grant of an award resulting in a lower exercise price or purchase price), except where the reduction is made to reflect a change in the Company’s capital structure, including as a result of a Capital Structure Adjustment; (ii) the extension of the Original Term of an option; (iii) any amendment to remove or to exceed the participation limits described above; (iv) an increase to the maximum number of Common Shares issuable under the 2014 Plan (other than adjustments made to reflect a change in the Company’s capital structure, including as a result of a Capital Structure Adjustment); (v) amendments to the amendment provision of the 2014 Plan other than amendments of a clerical nature; and (vi) any amendment that permits Awards to be transferable or assignable other than for normal estate settlement purposes or for other purposes not involving the receipt of monetary consideration.
Without shareholder approval, the Board has the discretion to make certain amendments to the 2014 Plan, including: (i) amend the vesting provisions of an Award, (ii) amend the payment provisions of an Award, (iii) cancel or modify outstanding Awards, (iv) waive any restrictions imposed with respect to Awards or the Common Shares issued pursuant to Awards, (v) make amendments to the 2014 Plan to ensure compliance with applicable securities and tax law as well as the TSX and NYSE rules, (vi) make any amendment of a clerical nature as well as any amendment clarifying any provision of the 2014 Plan, (vii) make any adjustment to reflect a change in the Company’s capital structure, including as a result of Capital Structure Adjustments, and (viii) suspend or terminate the 2014 Plan unless shareholder approval is required in order to comply with applicable law or the TSX or NYSE rules.
Except for adjustments to awards made in connection with a change of control of the Company, no termination, suspension or amendment of the 2014 Plan or any award shall adversely affect the right of any participant with respect to any award theretofore granted, as determined by the Talent and Compensation Committee, without such participant’s written consent.

Bausch Health Companies Inc.	72	2026 Proxy Statement

AUDIT COMMITTEE REPORT
The Report of the Audit and Risk Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
The Audit and Risk Committee, comprised of independent directors, is delegated by the Board to monitor the integrity of our financial statements, the auditor’s qualifications and independence, the performance of the auditor and our internal auditor, and the Company’s compliance with legal and regulatory requirements.
Management has primary responsibility for our financial statements and the overall reporting process as well as establishing and maintaining our internal controls. PricewaterhouseCoopers LLP, our auditor for fiscal year ended December 31, 2025, had the responsibility for expressing an opinion as to whether the audited financial statements have been prepared in accordance with generally accepted accounting principles in the United States in all material respects and on the effectiveness of our internal controls over financial reporting.
The Audit and Risk Committee met with management and the auditor to review and discuss the audited financial statements for the year ended December 31, 2025, as well as management’s assessment of the effectiveness of our internal controls over financial reporting and the auditor’s assessment of our internal controls over financial reporting. The auditor, as well as the internal auditor, had full access to the Audit and Risk Committee, including regular meetings without management present.
The Audit and Risk Committee received from and discussed with the auditor the written report and the letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor’s communications with the Audit and Risk Committee concerning independence and has discussed with the auditor the auditor’s independence. Additionally, the committee discussed with the auditor the matters required by the Public Company Accounting Oversight Board and the SEC.
The Audit and Risk Committee acts only in an oversight capacity and must rely on the information provided to it and on the representations made by management and the auditor. Based on the aforementioned reviews and discussions, and the report of the auditor, the Audit and Risk Committee recommended to the Board that the audited financial statements for the year ended December 31, 2025, be included in the Company’s Annual Report filed with the SEC.
Audit and Risk Committee
Christian A. Garcia, Chairperson
Sarah B. Kavanagh
Sandra Leung

Bausch Health Companies Inc.	73	2026 Proxy Statement

CERTAIN TRANSACTIONS
Certain Related-Party Transactions
As described in the section titled “Statement of Corporate Governance Practices — Ethical Business Conduct” beginning on page 23, the Board has adopted the Code of Conduct, which sets out the Company’s expectations for the conduct of our employees and directors in their dealings on behalf of the Company. The Conflict of Interest Policy set forth in our Code of Conduct requires that our employees and directors avoid situations in which they have a potential or actual conflict of interest with the Company. In accordance with our Conflict of Interest Policy, any employee, including our officers, involved in any type of relationship described in the Conflict of Interest Policy is required to immediately and fully disclose the relevant circumstances to his or her immediate supervisor, the General Counsel or the Chief Compliance & Ethics Officer, and in accordance with the process set out in the Company’s Conflicts of Interest Standard Operating Procedures. Non-employee directors are required to report their involvement in any type of relationship described in the Conflict of Interest Policy to the Audit and Risk Committee. In addition to reviewing cases where the conflict, or potential conflict, involves a member of the Board, the Audit and Risk Committee reviews transactions or proposed transactions in which an executive officer has an interest that conflicts with the Company’s interests and makes recommendations to the Board regarding any such transaction. Under our Conflict of Interest Policy, examples of outside activities that can create conflicts include:
•
Ownership by a director or employee, or any member of the director’s or employee’s family, of a substantial interest in any concern that does business with the Company, whether as a supplier, dealer or customer, or are a competitor (except in the case of a publicly owned corporation whose securities are traded on the open market).

•
Serving as a director, officer, employee, consultant, advisor, or in any other capacity for any business or other organization with which the Company currently (or potentially) has a business relationship or which is, or can expect to become, a competitor of the Company.

•
Engaging in an outside activity with an individual, business or organization which currently (or potentially) has a competitive or business relationship with the Company where such activity is likely to decrease the impartiality, judgment, effectiveness or productivity expected from an employee.

•	Performance by a director or employee or a member of the director’s or employee’s family of services for any outside concern or individual that does business with the Company.
•	Outside employment which conflicts or might be reasonably expected to conflict with the normal duties of the director or employee.

Bausch Health Companies Inc.	74	2026 Proxy Statement

Since January 1, 2025, the Company was involved in the following related-party transactions, which have been approved or ratified by either the Audit and Risk Committee or the Board:
Director Appointment and Nomination Agreement
On February 24, 2021, the Company entered into a Director Appointment and Nomination Agreement (“Nomination Agreement”) with Carl C. Icahn, Brett M. Icahn, Steven D. Miller, Icahn Partners, Icahn Master, Icahn Enterprises GP, Icahn Enterprises Holdings, IPH, Icahn Capital, Icahn Onshore, Icahn Offshore, and Beckton (collectively, the “Icahn Group”). Pursuant to the Nomination Agreement, effective as of March 17, 2021, the Board (i) increased its size to thirteen directors; (ii) appointed Brett Icahn and Steven Miller (collectively, the “Icahn Designees”) to the Board to fill the resulting vacancies; (iii) appointed the Icahn Designees to serve on the Finance and Transactions Committee and the Special Transactions Committees(1); and (iv) nominated the Icahn Designees for election at the Annual Meeting. On August 14, 2025, the Nomination Agreement was terminated and the Icahn Designees resigned from the Board.
None of the directors or executive officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or executive officers of the Company at any time since the beginning of the Company’s last financial year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the election of directors or the amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan.
(1)	On October 25, 2022, the Board dissolved the Special Transactions Committee, the duties of which committee were assumed by the Board.

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PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
At our 2023 Annual Meeting of Shareholders, our Board recommended, and shareholders approved, in a non-binding advisory vote, that a non-binding advisory vote on executive compensation (“say-on-pay”) be held every year. The Board determined that our shareholders should vote on a say-on-pay proposal every year, consistent with the preference expressed by our shareholders at the 2023 Annual Meeting of Shareholders. At our 2025 Annual Meeting, approximately 94% of the votes cast were in favor of our executive compensation program. Proposal No. 2 provides the Company’s shareholders with an opportunity to provide an advisory vote related to compensation of the Company’s named executive officers.
The Company has a “pay-for-performance” philosophy that forms the foundation of the executive compensation program for our Company’s named executive officers. This philosophy and the executive compensation program approved by the Talent and Compensation Committee have been central to the Company’s ability to attract, retain, and motivate talented executives, including our NEOs, who champion our purpose of enriching lives through our relentless drive to improve healthcare outcomes for our patients and customers. Our compensation program is designed to retain our critical leaders, link executive compensation to long-term business performance, and provide compensation opportunities that are competitive as compared to our peers and align the interests of our executives with those of our shareholders. Our programs also balance appropriate risk-taking and incorporate shareholder feedback. Please refer to “Executive Compensation — Compensation Discussion and Analysis” starting on page 37 for detailed information regarding our executive compensation program for the Company’s named executive officers.
Pursuant to Schedule 14A of the Exchange Act, we are asking for shareholder approval, in an advisory resolution, of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. This disclosure is provided in the section titled “Executive Compensation — Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation program of our named executive officers and the executive compensation policies and practices described in this Proxy Statement. The Board requests that shareholders endorse the compensation of our named executive officers through the following resolution:
Resolved, that the shareholders approve, in an advisory resolution, the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and other narrative executive compensation disclosures, contained in this Proxy Statement.
This vote is advisory and therefore not binding on the Company, the Talent and Compensation Committee, or the Board. The Board and the Talent and Compensation Committee value the opinions of our shareholders and will take the outcome of the vote into consideration in the design of our executive compensation program going forward.
The Board recommends that the shareholders vote FOR Proposal No. 2.

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PROPOSAL NO. 3
APPOINTMENT OF AUDITOR
The Audit and Risk Committee recommended to the Board that PwC be put before the shareholders at the Meeting for appointment as our auditor to serve until the close of the 2027 Annual Meeting of Shareholders. The Board has accepted and endorsed this recommendation.
Under the BCBCA, at each annual meeting of shareholders, shareholders of a corporation appoint, by a majority of votes cast in respect of that proposal, an auditor to hold office until the close of the next annual meeting of shareholders. Notwithstanding the foregoing, if an auditor is not appointed at a meeting of shareholders, the incumbent auditor continues in office until a successor is appointed. PwC currently serves as auditor of the Company and, therefore, shall continue to serve as the Company’s auditor in the event that this proposal is not adopted by the shareholders.
Representatives of PwC will be present at the Meeting and will have an opportunity to make a statement if desired. Further, the representatives will be available to respond to appropriate shareholder questions submitted in the manner described under “Attending the Meeting — How do I ask a question at the Meeting?” on page 83.
A simple majority of votes cast at the Annual Meeting, whether virtually, or by proxy or otherwise, will be required to appoint PwC. You may either vote “For” the appointment of PwC or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of PwC, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of PwC, your vote will not be counted as a vote cast for the purposes of appointing PwC.
As a shareholder of the Company, you are invited to vote with respect to the appointment of PwC as the auditor for the Company to hold office until the close of the 2027 Annual Meeting of Shareholders and to authorize the Board to fix the auditor’s remuneration through the following resolution:
Resolved, that the shareholders hereby appoint PwC as auditor for the Company to hold office until the close of the 2027 Annual Meeting of Shareholders and the Board of Directors of the Company is hereby authorized to fix the auditor’s remuneration.
The Board recommends that the shareholders vote FOR Proposal No. 3

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AUDITOR FEES
For fiscal years ended December 31, 2025 and December 31, 2024, PwC was our appointed auditor. Auditor fees include fees paid to PwC and affiliated PwC network firms throughout the world. The table below summarizes the fees (expressed in thousands of U.S. Dollars) paid by the Company and its consolidated subsidiaries to PwC during 2025 and 2024.

	2025		2024
	($)	(%)	($)	(%)
Audit Fees	21,780	74	20,497	87
Audit-Related Fees(1)	4,853	17	1,038	4
Tax Fees(2)	2,700	9	2,108	9
All Other Fees(3)	2	*	2	*
Total	29,335	100	23,645	100

*	Less than 1%.
(1)
Audit-related services are generally related to audits of financial statements prepared for special purposes, assignments relating to due diligence investigations, ESG, pre-implementation review procedures and employee benefit plan audits.

(2)	Tax services were incurred for professional services rendered by our auditor for tax compliance and tax consulting primarily related to international transfer pricing.
(3)	All other fees are amounts paid for miscellaneous permissible products and services.
Audit Fees
The aggregate fees for professional services rendered by PwC for the fiscal years ended December 31, 2025 and December 31, 2024 for the audit of our consolidated annual financial statements in our Form 10-K and the reviews of the financial statements included in our Form 10-K and Forms 10-Q, the audits of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects, and the audits that are normally provided by PwC in connection with statutory and regulatory filings as well as for services billed related to our financing activities, such as comfort letters and consents, were approximately $21.8 million and $20.5 million, respectively.
Audit-Related Fees
The Audit and Risk Committee believes that the provision of the non-audit services referenced above is compatible with maintaining PwC’s independence. Audit-related services are generally related to audits of financial statements prepared for special purposes, ESG, employee benefit plan audits, pre-implementation review procedures and assignments relating to due diligence investigations and procedures. The aggregate fees billed for audit-related services rendered by PwC during the fiscal years ended December 31, 2025 and December 31, 2024 that are traditionally performed by the principal accountant and are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included in “Audit Fees” above were approximately $4.9 million and $1.0 million, respectively.
Tax Fees
Tax services are professional services rendered by our auditor for tax compliance and tax consulting primarily related to international transfer pricing. The aggregate fees billed for tax services rendered by PwC during the fiscal years ended December 31, 2025 and December 31, 2024 were approximately $2.7 million and $2.1 million, respectively.

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All Other Fees
There were insignificant amounts billed for miscellaneous permissible products and services as reported above to PwC during the fiscal years ended December 31, 2025 and December 31, 2024. PwC did not provide any financial information systems design or implementation services to the Company during 2025 or 2024.
All fees described above were approved by the Audit and Risk Committee of our Board under its pre-approval policy.
Audit and Risk Committee’s Pre-Approval of Non-Audit Services
The Audit and Risk Committee chooses and appoints (through nomination to the Company’s shareholders) the Company’s auditor to audit our financial statements. The Audit and Risk Committee pre-approves non-audit services that may be provided to the Company and its subsidiaries by its auditor. The Audit and Risk Committee is not permitted to approve any engagement of the Company’s auditor if the services to be performed either fall into a category of services that are not permitted by applicable law or the services would be inconsistent with maintaining the auditor’s independence.

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VOTING & OTHER INFORMATION
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING OF SHAREHOLDERS
A shareholder who is entitled to vote at the 2027 Annual Meeting of Shareholders may raise a proposal for consideration at such Annual Meeting of Shareholders. We will consider such proposal for inclusion in the proxy materials for the 2026 Annual Meeting only if our Corporate Secretary receives such proposal (at 2150 Saint Elzéar Blvd. West, Laval, Québec, H7L 4A8, Canada): (i) submitted pursuant to Rule 14a-8 of the Exchange Act, on or before December 9, 2026, or (ii) submitted pursuant to Part 5, Division 7 of the BCBCA on or before February 19, 2027. The use of certified mail, return receipt, is advised. In addition, a proposal submitted pursuant to Rule 14a-8 can be submitted by sending an e-mail to ir@bauschhealth.com.
If the date of the 2027 Annual Meeting of Shareholders is advanced or delayed more than 30 days from the date of the Annual Meeting, shareholder proposals intended to be included in the proxy statement for the 2027 Annual Meeting of Shareholders must be received by us within a reasonable time before we begin to print and mail the proxy statement, or provide a notice to you with respect to accessing such proxy statement on the internet, for the 2027 Annual Meeting of Shareholders.
The Company’s Articles provide that shareholders seeking to nominate candidates for election as directors must provide timely notice in writing to the Company’s secretary by personal delivery or facsimile transmission at the number shown on the Company’s issuer profile on SEDAR+ at www.sedarplus.ca. The purpose of this advance notice requirement is to: (i) inform the Company of nominees for election at a shareholder meeting proposed by a shareholder sufficiently in advance of such meeting; (ii) provide an opportunity to inform all shareholders of any potential proxy contest and proposed director nominees sufficiently in advance of the applicable meeting; and (iii) enable the Board to make informed recommendations or present alternatives to shareholders.
To be timely, a shareholder’s notice must be received by the Company: (i) in the case of an annual general meeting, not later than the close of business on the 50th day before the meeting date or, if the first public announcement of the date of such meeting is less than 60 days prior to the meeting date, the close of business on the 10th day following the day on which public announcement of the date of such annual general meeting was first made by the Company; and (ii) in the case of a special meeting called for the purpose of electing directors, not later than the close of business on the 15th day following the day on which public announcement of the date of the special meeting is first made by the Company. The Company’s Articles also prescribe the proper written form for a shareholder’s notice as well as additional requirements in connection with nominations. Shareholders who failed to comply with the advance notice requirements would not be entitled to make nominations for directors at the Annual General or Special Meeting of Shareholders.
In addition to satisfying the foregoing requirements under the Company's Articles, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees for the 2027 Annual Meeting of Shareholders must provide notice that complies with all applicable requirements of Rule 14a-19 under the Exchange Act no later than March 22, 2027.
COMMUNICATION WITH THE BOARD OF DIRECTORS
Shareholders and other interested parties may contact the Company’s directors or independent directors in writing, as a group or individually, by directing their correspondence to the attention of Bausch Health Investor Relations, Bausch Health Companies Inc., 2150 Saint Elzéar Blvd. West, Laval, Québec, H7L 4A8, Canada or via email to ir@bauschhealth.com. Shareholders and other interested parties may also contact the Company’s directors by calling the Company’s helpline in the United States and Canada at 877-281-6642.

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Additional international telephone numbers are included in our Business Ethics Reporting Policy, which is available on our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance — Governance Documents”). The Corporate Secretary will log incoming information and forward appropriate messages promptly to the director(s). Communications are distributed to the Board or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication.
Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee director upon request.
Communications that include information better addressed by the Audit and Risk Committee will be addressed directly by that Committee. The Company has specifically consulted with its stakeholders in recent years on matters including executive compensation. See “Compensation Discussion & Analysis — Shareholder-Friendly Compensation Practices — 2025 Shareholder Engagement” beginning on page 40 for additional information.
ANNUAL REPORT AND ADDITIONAL INFORMATION
Our financial information is contained in the Company’s consolidated annual financial statements and related MD&A for the fiscal year ended December 31, 2025. Our Annual Report is available on the internet at our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Annual Reports Archive”) or on SEDAR+ at www.sedarplus.ca or through the SEC’s electronic data system, EDGAR, at www.sec.gov. To request a printed copy of our Annual Report or consolidated financial statements and related MD&A as of and for the year ended December 31, 2025, which we will provide to you without charge, either write to Bausch Health Investor Relations at Bausch Health Companies Inc., 2150 Saint Elzéar Blvd. West, Laval, Québec H7L 4A8, Canada, or send an email to Bausch Health Investor Relations at ir@bauschhealth.com. Neither the Annual Report nor the consolidated financial statements and related MD&A as of and for the year ended December 31, 2025 form part of the material for the solicitation of proxies. Additional information relating to the Company may be found on SEDAR+ at www.sedarplus.ca or on EDGAR at www.sec.gov.
PROXY SOLICITATION
We will bear the entire cost of solicitation, including the preparation, assembly, internet hosting, maintaining a dedicated call line and printing and mailing the Proxy Materials, including the management proxy circular and proxy statement and form of proxy card. In addition to soliciting proxies by telephone, internet and mail, directors, officers or employees of the Company may, without special compensation, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. The Company has retained Kingsdale Advisors to provide a broad array of strategic advisory, governance, strategic communications, digital and investor campaign services on a global retainer basis in addition to certain fees accrued during the life of the engagement upon the discretion and direction of the Company. We will pay those entities holding Common Shares in the names of their beneficial owners, such as brokers, nominees, fiduciaries and other custodians for their reasonable fees and expenses in forwarding solicitation material to their beneficial owners and for obtaining their instructions. Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-855-682-9437 (toll-free in North America) or 1-437-561-5036 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com.
HOUSEHOLDING OF PROXY MATERIALS
Companies and intermediaries (e.g., brokers) are permitted under the SEC’s rules to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more shareholders sharing the same address by delivering a single management proxy circular and proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

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A number of brokers with account holders who are our shareholders “household” our proxy materials. A single management proxy circular and proxy statement or Notice Regarding Internet Availability of Proxy Materials, as applicable, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the separate management proxy circular and proxy statement, as applicable, at the same address for the Meeting or for any future Annual Meetings of Shareholders, additional copies will be provided promptly upon written or oral request to your broker, or by contacting us at Bausch Health Companies Inc., Attn: Investor Relations, 2150 Saint Elzéar Blvd. West, Laval, Québec H7L 4A8, Canada, telephone 514-856-3855 or toll-free at 877-281-6642. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.
ELECTRONIC DELIVERY OF BAUSCH HEALTH SHAREHOLDER COMMUNICATIONS
We are pleased to offer to our shareholders the benefits and convenience of electronic delivery of Meeting materials, including:
•	email delivery of the Proxy Statement, Annual Report and any related materials;
•	shareholder voting online;
•	reduction of the number of bulky documents shareholders receive; and
•	reduction of our printing and mailing costs associated with more traditional methods.
Electronic delivery has become a convenient way to make distribution of materials more efficient and is an environmentally responsible alternative by eliminating the use of printed paper and the carbon footprint of the associated mail delivery process. We encourage you to conserve natural resources and to reduce printing and mailing costs by signing up for electronic delivery of Bausch Health shareholder communications.
If you are a registered shareholder or a beneficial owner of common shares, no par value, of the Company (“Common Shares”), or if a broker or other intermediary holds your Common Shares, and you would like to sign up for electronic delivery, please visit www.proxyvote.com and enter the information requested to enroll. Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please call Bausch Health Investor Relations at 877-281-6642 or send an email to ir@bauschhealth.com.
Having registered for electronic delivery, going forward you will receive your Meeting materials by email and will be able to vote on your device by simply following a link in the email sent by your financial intermediary, provided your intermediary supports this service.
ATTENDING THE MEETING
The Meeting will be conducted exclusively via live internet webcast. The Board, certain members of management, and representatives of PricewaterhouseCoopers, our auditor, will dial into the webcast from remote locations.
What do I need to do if I wish to attend the Meeting?
The Meeting will be conducted in an exclusively virtual format via live internet webcast available at www.virtualshareholdermeeting.com/BHC2026. You will be able to access the Meeting using an internet connected device such as a laptop, computer, tablet or mobile phone, and the meeting platform will be supported across browsers and devices that are running the most updated version of the applicable software plugins. You will need your 16-digit control number located on the Notice, proxy card or voting instruction form to enter the virtual Meeting as a shareholder.
Shareholders as of the record date can access and vote at the Meeting during the live webcast as follows:
1.	Log into www.virtualshareholdermeeting.com/BHC2026 at least 15 minutes before the Meeting starts. You should allow ample time to check into the virtual Meeting and to complete the related procedures.

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2.	Enter your 16-digit control number into the Shareholder Login section (your control number is located on your proxy card, voting instruction form or Notice) and click on “Enter Here”.
3.	Follow the instructions to access the Meeting and vote when prompted.
Even if you currently plan to participate in the virtual Meeting, you should consider voting your shares in advance so that your vote will be counted in the event that you later decide not to attend, or are unable to access, the virtual Meeting. If you access and vote on any matter at the Meeting during the live webcast, then you will revoke any previously submitted proxy.
Those accessing and voting at the virtual Meeting must remain connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure internet connectivity for the duration of the Meeting. There will be technical support phone numbers available on the virtual meeting website at www.virtualshareholdermeeting.com/BHC2026.
If you have any questions or need help with voting, please contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-855-682-9437 (toll-free in North America) or 1-437-561-5036 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com.
How do I ask a question at the Meeting?
We believe that the ability to allow for shareholders or their proxyholders to participate in the Meeting in a meaningful way, including asking questions, remains important regardless of the virtual format of the Meeting. At the Meeting, shareholders and proxyholders will have an opportunity to ask questions at the meeting in writing by sending a message to the chair of the Meeting online through the virtual meeting platform. Questions received from shareholders or proxyholders which relate to the business of the Meeting are expected to be addressed in the question-and-answer session that will follow the Meeting. Such questions will be read by the chair of the Meeting or a designee of the chair and responded to by a representative of the Company as they would be at a shareholders meeting that was being held in person. As at an in-person meeting, to ensure fairness for all attendees, the chair of the Meeting will decide on the amount of time allocated to each question and will have the right to limit or consolidate questions and to reject questions that do not relate to the business of the Meeting or which are determined to be inappropriate or otherwise out of order. It is anticipated that shareholders and proxyholders will have substantially the same opportunity to ask questions on matters of business at the meeting as in past years when the annual meeting of shareholders was held in person.
QUESTIONS ABOUT VOTING
What decisions will the shareholders be making at the Meeting?
You will be asked to vote on each of the following proposals:
•
to elect ten directors to serve on the Company’s board of directors (the “Board”) until the close of the 2027 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal (“Proposal No. 1”);

•	to approve, in an advisory vote, the compensation of our named executive officers (“Proposal No. 2”);
•
to appoint PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s auditor until the close of the 2027 Annual Meeting of Shareholders, and the authorization of the Board to fix the auditor’s remuneration (“Proposal No. 3”).

The Board unanimously recommends that you vote: (i) FOR each of the director nominees proposed by the Board in this Proxy Statement, to serve on the Board until the close of the 2027 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal; (ii) FOR the approval, in an advisory vote, of the compensation of our named executive officers; and (iii) FOR the appointment of PwC as our auditor until the close of the 2027 Annual Meeting of Shareholders and the authorization of the Board to fix the auditor’s remuneration.
In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

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A simple majority of votes cast at the Meeting, whether virtually, by proxy or otherwise, in favor of Proposal No. 2, and Proposal No. 3, will constitute approval of any such proposal submitted to a vote. With respect to Proposal No. 1, the election of directors will be subject to the Company’s majority vote policy described in “Proposal No. 1 — Election of Directors — Background” on page 4.
What impact does a Withhold or Abstain vote have?
•
Proposal No. 1: With respect to each director nominee, you may either vote “For” the election of such nominee or “Withhold” your vote with respect to the election of such nominee. If you vote “For” the election of a nominee, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the majority vote policy described in “Proposal No. 1 — Election of Directors — Background” on page 4.

•
Proposal No. 2: Proposal No. 2 is a non-binding advisory vote. You may select “For,” “Against” or “Abstain” with respect to such proposal. Abstentions will have no effect and will not be counted as votes cast on Proposal No. 2.

•
Proposal No. 3: With respect to the appointment of the proposed auditor, you may either vote “For” such appointment or “Withhold” your vote with respect to such appointment. If you vote “For” the appointment of the proposed auditor, your Common Shares will be voted accordingly. If you select “Withhold” with respect to the appointment of the proposed auditor, your vote will not be counted as a vote cast for the purposes of appointing the proposed auditor.

What is the effect if I do not cast my vote?
If a record shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Meeting. If a non-record shareholder does not instruct its intermediary on how to vote on any of the items of business at the Meeting and the intermediary does not have discretionary authority to vote the non-record shareholder’s Common Shares on the matter, or elects not to vote in the absence of instructions from the non-record shareholder, no votes will be cast on behalf of such non-record shareholder with respect to such item (a “broker non-vote”). If you are a beneficial owner whose Common Shares are held of record by a broker authorized to trade on the NYSE, NYSE rules permit your broker to exercise discretionary voting authority to vote your Common Shares on Proposal No. 3, the appointment of PwC as our auditor, even if the broker does not receive voting instructions from you. However, NYSE rules do not permit your broker to exercise discretionary authority to vote on Proposal No. 1, the election of directors, or Proposal No. 2, the advisory vote to approve the compensation of our named executive officers. If you have further questions on this issue, please contact your intermediary bank or broker or Bausch Health Investor Relations at ir@bauschhealth.com.
What constitutes a quorum for the Meeting?
A minimum of two persons who either are, or represent by proxy, shareholders holding, in the aggregate, at least 25% of the outstanding Common Shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. Votes withheld, abstentions, and broker non-votes will be counted for purposes of determining the presence of a quorum.
Who is entitled to vote?
Each shareholder is entitled to one vote for each Common Share registered in his or her name as of the close of business on March 20, 2026, the record date for the purpose of determining holders of Common Shares entitled to receive notice of and to vote at the Annual Meeting.
As of March 20, 2026, 373,463,589 Common Shares were issued and outstanding and entitled to be voted at the Meeting.
How do I vote?
The voting process is different depending on whether you are a record (registered) or non-record shareholder:
•
You are a non-record shareholder if your Common Shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the Common Shares are registered in your intermediary’s name, and you are the beneficial owner. Most shareholders are non-record shareholders.

•	You are a record shareholder if your name appears in our share register.

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Non-record shareholders
If you are a non-record shareholder, you should receive voting instructions from your broker or other intermediary holding your shares. You should carefully follow the instructions provided by the broker or intermediary in order to instruct them how to vote your Common Shares. The availability of voting by telephone or internet, and the deadline for providing your broker or nominee with your voting instructions, will depend on the voting process of your broker or intermediary.
Your intermediary must receive your voting instructions in sufficient time for your intermediary to act on them prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) on Monday, May 18, 2026, or, in the case of any postponement or adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled or reconvened Meeting.
If you wish to vote your Common Shares online during the Meeting, you may do so by following the instructions provided during the webcast of the Meeting. Even if you plan to attend the virtual Meeting, we recommend that you vote before the Meeting by following the instructions provided by your broker or intermediary, so that your vote will be counted if you later decide not to, or are unable to, attend the Meeting.
Beneficial owners who do not object to their name being made known to the Company may be contacted by our proxy solicitors to assist in conveniently voting their Company Shares directly by telephone. The Company may also utilize the Broadridge QuickVoteTM service to assist such shareholders with voting their Company Shares.
Record shareholders
If you are a record shareholder, there are several ways for you to vote your Common Shares or submit your proxy:
Via the internet: Go to www.proxyvote.com and follow the instructions on the website. You will be prompted to provide the 16-digit control number printed on your proxy card. The internet voting service will be available until 11:59 p.m. (Eastern Daylight Time) on Monday, May 18, 2026.
By telephone: You may vote via telephone by calling toll free 1-800-690-6903. You will be prompted to provide the 16-digit control number printed on your proxy card). The telephone voting service will be available until 11:59 p.m. (Eastern Daylight Time) on Monday, May 18, 2026.
By mail: Complete, sign and date each proxy card you received, and return it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States. Broadridge must receive your proxy card not later than 11:59 p.m. (Eastern Daylight Time) on Monday, May 18, 2026 in order for your vote to be counted if sent in by mail. If the Meeting is adjourned or postponed, Broadridge must receive your proxy card at least 48 hours, excluding Saturdays, Sundays and applicable holidays, before the rescheduled or reconvened Meeting.
During the Meeting: You may vote your Common Shares online during the Meeting by following the instructions provided during the webcast of the Meeting. Even if you plan to attend the virtual Meeting, we recommend that you submit your proxy card or vote by telephone or internet by the above deadlines so that your vote will be counted if you later decide not to, or are unable to, attend the Meeting.
We provide internet proxy voting to allow you to vote your Common Shares via the internet, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
The Board, or the Chairperson of the Meeting may, at their discretion, accept late proxies or waive the time limit for deposit of proxies, but are under no obligation to accept or reject any late proxy.

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If you receive more than one set of proxy materials, your Common Shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice and/or proxy card to ensure that all of your Common Shares are voted. If you have any questions or need help with voting, please contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-855-682-9437 (toll-free in North America) or 1-437-561-5036 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com.
How do I appoint a proxyholder?
Your proxyholder is the person you appoint to cast your votes on your behalf at the Meeting. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated on your proxy card or voting instruction form, nor does it have to be a shareholder. Please ensure that the person you have appointed will be attending the virtual Meeting and has your Control Number and other information required in order to vote your Common Shares. Since the Meeting will take place virtually, the process for appointing another person as your proxyholder other than the persons we have designated, is different than it would be for an in person meeting.
If you wish to appoint such a person as your proxyholder and you are a record shareholder, you must follow the instructions on your proxy card. Non-record shareholders wishing to appoint such a person as their proxyholder must contact their intermediary for instructions.
How will my Common Shares be voted if I give my proxy?
If you sign and return a proxy card or voting instruction form and do not appoint a third-party proxyholder, or if you vote via the internet or by telephone in advance of the Meeting, you appoint Mr. Appio and Ms. Carson as your proxyholders (with full power of substitution), either of whom will be authorized to vote and otherwise act for you at the Meeting, including any if the Meeting is rescheduled or reconvened following a postponement or adjournment. Unless you specify voting instructions, Mr. Appio and Ms. Carson, as your proxyholders, will vote your Common Shares as follows:
•
FOR each of the director nominees proposed by the Board in this Proxy Statement, to serve on the Board until the close of the 2027 Annual Meeting of Shareholders, their successors are duly elected or appointed, or such director’s earlier resignation or removal;

•	FOR the approval, in an advisory vote, of the compensation of our named executive officers; and
•
FOR the appointment of PwC as the auditor for the Company to hold office until the close of the 2027 Annual Meeting of Shareholders and the authorization of the Board to fix the auditor’s remuneration.

If I change my mind, can I revoke my proxy once I have given it?
If you are a non-record shareholder, you can revoke your prior voting instructions by contacting your broker to revoke your proxy or change your voting instructions, by providing new instructions to your broker or intermediary on a later date (if you provide your voting instructions by mail) or at a later time (if you provide your voting instructions by telephone or via the internet), or by voting at the Meeting.. Any new voting instructions given to brokers or other intermediaries in connection with the revocation of proxies must be received in sufficient time to allow them to act on such instructions prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) on Monday, May 18, 2026, or at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the time of the Meeting if it is rescheduled or reconvened. If you choose to provide voting instructions multiple times, only the latest one which is not revoked and is received prior to such deadline will be counted.
If you are a record shareholder, you may revoke any proxy that you have given until the time of the Meeting by voting again by telephone or via the internet as instructed above, by signing and dating a new proxy card and submitting it as instructed above, or by voting at the Meeting. If you choose to submit a proxy multiple times before the Meeting via the internet or by telephone or mail, or a combination thereof, only your latest vote, which is not revoked and is received prior to 11:59 p.m. (Eastern Daylight Time) on Monday, May 18, 2026 (or 48 hours, excluding Saturdays, Sundays and applicable holidays, before the Meeting if it is rescheduled or reconvened) will be counted. A record shareholder who votes during the Meeting will automatically revoke any proxy previously given by that

Bausch Health Companies Inc.	86	2026 Proxy Statement

shareholder regarding business considered by that vote. However, mere attendance at the Meeting by a record shareholder who has voted by proxy does not revoke such proxy. If your proxy is delivered following the proxy cut-off time it will revoke your previous proxy; however, it will not be valid for voting except at the discretion of the Board or the chairperson of the Meeting, who are under no obligation to accept or reject any late proxy.
What if amendments are made to these proposals or if other matters are brought before the Meeting?
The proxy card also gives discretionary authority to proxyholders to vote as the proxyholders see fit with respect to amendments or variations to the proposals identified in the Notice of Meeting or other matters that may come before the Meeting whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested.
As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders, and in accordance with the rules of the SEC.
Whom should I contact if I have questions concerning the Proxy Statement or the proxy card?
If you have questions concerning the information contained in this Proxy Statement or require assistance in completing the proxy card, you may contact Bausch Health Investor Relations as provided above.
How can I contact the Company’s transfer agent?
You may contact the Company’s transfer agent by mail or by telephone (within Canada and the United States):
TSX Trust Company
301-100 Adelaide St West
Toronto, ON M5H 4H1
Canada
Email: shareholderinquiries@tmx.com
Fax: 888-249-6189
Phone (for all security transfer inquiries): 1-800-387-0825 or 416-682-3860
Website: www.tsxtrust.com
MISCELLANEOUS
If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the Common Shares represented by the Proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.
As of the date this Proxy Statement, the Board knows of no other matters which are likely to come before the Meeting.

By Order of the Board of Directors, John A. Paulson Chairperson of the Board
Laval, Québec April 8, 2026

WE WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, BAUSCH HEALTH COMPANIES INC., 2150 SAINT ELZÉAR BLVD. WEST, LAVAL, QUÉBEC H7L 4A8, CANADA. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.BAUSCHHEALTH.COM.

Bausch Health Companies Inc.	87	2026 Proxy Statement

EXHIBIT A
BAUSCH HEALTH COMPANIES INC.
CHARTER OF THE BOARD OF DIRECTORS
The board of directors (the “Board”) of Bausch Health Companies Inc. (the “Company”) is elected by shareholders and is responsible for supervising the management of the business and affairs of the Company, which includes responsibility for stewardship of the Company. The Board seeks to discharge such responsibility by reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to oversee that the strategic planning and organizational structure preserve and enhance the business of the Company and the Company’s underlying value.
DUTIES OF DIRECTORS
The Board discharges its responsibility for overseeing the management of the Company’s business by delegating to the Company’s senior officers the responsibility for day-to-day management of the Company. The Board discharges its responsibilities both directly and by delegation through its committees. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature.
The Board’s primary roles are overseeing the Company’s performance and the quality, depth and continuity of management needed to meet the Company’s strategic objectives.
Other principal duties, which may be carried out directly or via one or more committees, include, but are not limited to the following categories:
1.	Appointment of Management
(a)
The Board is responsible for approving the appointment of the chief executive officer (the “CEO”) and all other officers, as such term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act” and each such officer, a “Section 16 Officer”).

(b)
In approving the appointment of the CEO and all other Section 16 Officers, the Board will, to the extent feasible, satisfy itself as to the integrity of these individuals and that they create a culture of integrity throughout the Company.

(c)
The Board from time to time delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits, and material transactions outside the ordinary course of business are reviewed by and are subject to the prior approval of the Board.

(d)	The Board, through the Talent and Compensation Committee, oversees that succession planning programs are in place, including programs to train and develop management.
(e)
The Board, through the Talent and Compensation Committee, oversees the Company’s executive compensation philosophy to, among other things, better align management’s interests with those of the shareholders. This includes establishing minimum shareholding requirements for senior management. The Board shall, based on the recommendation of the Talent and Compensation Committee, approve revisions to the position description for the CEO, including defining the limits of management’s responsibilities.

(f)
The Board, through the Talent and Compensation Committee, oversees the overall corporate goals and objectives that the CEO is responsible for meeting, taking into consideration goals and objectives relevant to CEO compensation, and long-term development goals specific to the CEO.

Bausch Health Companies Inc.	A-1	2026 Proxy Statement

2.	Board Organization
(a)
The Board will receive recommendations from the Nominating and Corporate Governance Committee (the “NCG Committee”), but retains responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the Chairperson of the Board, the selection of the Lead Independent Director of the Board, if applicable, candidates nominated for election to the Board, committee and committee chairperson appointments, committee charters and director compensation.

(b)
The Board may establish committees of the Board, where required or prudent, and define their mandate. The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

(c)	The Board, through the NCG Committee, will oversee orientation and education program for new directors and ongoing educational opportunities for continuing directors.
3.	Strategic Planning
(a)	The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of the Company and its objectives and goals.
(b)
The Board is responsible for participating in the development of, and reviewing and approving, the business, financial and strategic plans by which it is proposed that the Company may reach those goals.

4.	Monitoring of Financial Performance and Other Financial Reporting Matters
(a)	The Board is responsible for enhancing congruence between shareholder expectations, the Company’s plans and management performance.
(b)
The Board is responsible for adopting processes for monitoring the Company’s progress toward its strategic and operational goals, and to revise and alter its direction to management changing circumstances affecting the Company.

(c)	The Board is responsible for approving the audited financial statements, management’s discussion and analysis accompanying such financial statements.
(d)
The Board, through the Audit and Risk Committee, oversees the quarterly financial statements, management’s discussion and analysis accompanying such financial statements and the annual and quarterly earnings press release.

(e)
The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the Articles, including the payment of dividends, purchase and redemptions of securities, acquisitions and dispositions.

5.	Risk Management
(a)
The Board is responsible for overseeing the identification of the principal risks of the Company’s business, including cybersecurity risks and risks and opportunities relating to environmental, social and governance matters, including climate change and related risks and opportunities, and the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of the Company and achieving a proper balance between the risks incurred and the potential return to the Company’s shareholders.

Bausch Health Companies Inc.	A-2	2026 Proxy Statement

6.	Policies and Procedures
(a)	The Board is responsible for:
(i)	periodically approving and assessing compliance with all significant policies and procedures by which the Company is operated;
(ii)	periodically approving policies and procedures designed to help ensure that the Company operates at all times within applicable laws and regulations; and
(iii)	supporting a corporate culture of integrity and responsible stewardship.
(b)	The Board shall enforce its policy respecting confidential treatment of the Company’s proprietary information and the confidentiality of Board deliberations.
7.	Communications and Reporting
(a)	The Board is responsible for:
(i)	overseeing the accurate reporting of the financial performance and condition of the Company to shareholders, other securityholders and regulators on a timely and regular basis;
(ii)	encouraging effective and adequate communication with shareholders, other stakeholders and the public; and
(iii)	ensuring the integrity and adequacy of internal controls and management information systems.
8.	Certain Individual Responsibilities of the Members of the Board
(a)	Each member of the Board is expected to attend all meetings of the Board, unless adequate notification of absence is provided.
(b)	Each member of the Board is expected to have reviewed all materials provided in connection with a meeting in advance of such meeting and be prepared to discuss such materials at the meeting.
9.	RELIANCE ON MANAGEMENT AND OTHERS
(a)
Each Director is entitled to rely in good faith on, among other things, a statement of fact represented to the Director by an officer of the Company to be correct, financial statements of the Company represented by an officer of the Company or in a written report of the Company’s auditor to fairly reflect the Company’s financial position, and a written report of a lawyer, accountant, or other person whose profession lends credibility to a statement made by that person.

10.	REVIEW AND DISCLOSURE
(a)
The Board shall review and reassess the adequacy of this Charter for the Board of Directors (the “Charter”) periodically and otherwise as it deems appropriate and amend it accordingly. The performance of the Board shall be evaluated with reference to this Charter.

(b)
The Board shall ensure that this Charter is disclosed on the Company’s website and that this Charter or a summary of it which has been approved by the NCG Committee is disclosed in accordance with all applicable securities laws or regulatory requirements.

Dated: March 27, 2025

Bausch Health Companies Inc.	A-3	2026 Proxy Statement

APPENDIX 1
Bausch Health Companies Inc.
Non-GAAP Information
Use of Adjusted EBITDA (non-GAAP) and Adjusted EBITDA Excluding Bausch + Lomb (non-GAAP), Adjusted Cash Flow from Operations (non-GAAP) and Adjusted Cash Flow from Operations Excluding Bausch + Lomb (non-GAAP)
To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), in this Proxy Statement, the Company uses certain non-GAAP financial measures, including, Adjusted EBITDA (non-GAAP) and Adjusted EBITDA excluding Bausch + Lomb (non-GAAP), which do not have any standardized meaning under GAAP. Management uses these non-GAAP measures as key metrics in the evaluation of our Company’s performance and consolidated financial results and to forecast results as part of its guidance. Adjusted EBITDA (non-GAAP) and Adjusted EBITDA excluding Bausch + Lomb (non-GAAP) are intended to show our unleveraged, pre-tax operating results and therefore reflect our financial performance based on operational factors. In addition, cash bonuses for the Company’s executive officers and other key employees are based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) and Adjusted EBITDA targets. The Company believes these non-GAAP measures are useful to investors in their assessment of our operating performance and the valuation of our Company. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures and accordingly, our calculation of Adjusted EBITDA (non-GAAP) and Adjusted EBITDA excluding Bausch + Lomb (non-GAAP) may not be comparable to such similarly titled non-GAAP measures.
The reconciliation of Net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP to Adjusted EBITDA (non-GAAP), is shown in the table below. Readers are encouraged to review this reconciliation and should consider this non-GAAP measure as a supplement to, not a substitute for, or superior to, the corresponding measure calculated in accordance with GAAP.
Adjusted EBITDA (non-GAAP) is Net income (loss) (its most directly comparable GAAP financial measure) adjusted for interest, income taxes, depreciation and amortization and the following items:
•
Restructuring, integration and transformation costs: The Company has incurred restructuring costs as it implemented certain strategies, which involved, among other things, improvements to its infrastructure and operations, internal reorganizations and impacts from the divestiture of assets and businesses. With regard to infrastructure and operational improvements which the Company has taken to improve efficiencies in the businesses and facilities, these tend to be costs intended to right size the business or organization that fluctuate significantly between periods in amount, size and timing, depending on the improvement project, reorganization or transaction. Additionally, the Company is launching certain transformation initiatives that will result in certain changes to and investment in its organizational structure and operations. These transformation initiatives arise outside of the ordinary course of continuing operations and, as is the case with the Company’s restructuring efforts, costs associated with these transformation initiatives are expected to fluctuate between periods in amount, size and timing. These out-of-the-ordinary-course charges include third-party advisory costs, as well as certain severance-related costs. Investors should understand that the outcome of these transformation initiatives may result in future restructuring actions and certain of these charges could recur. The Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company’s operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.

•
Asset impairments: The Company has excluded the impact of impairments of finite-lived and indefinite-lived intangible assets, as well as impairments of assets held for sale, as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The Company believes that the adjustments of these items correlate with the sustainability of the Company’s operating performance. Although the Company excludes impairments of intangible assets and assets held for sale from measuring the performance of the Company and the business, the Company believes that it is important for investors to understand that intangible assets contribute to revenue generation.

Bausch Health Companies Inc.	C-1	2026 Proxy Statement

•
Goodwill impairments: The Company excludes the impact of goodwill impairments. When the Company has made acquisitions where the consideration paid was in excess of the fair value of the net assets acquired, the remaining purchase price is recorded as goodwill. For assets that we developed ourselves, no goodwill is recorded. Goodwill is not amortized but is tested for impairment. The amount of goodwill impairment is measured as the excess of a reporting unit’s carrying value over its fair value. Management excludes these charges in measuring the performance of the Company and the business.

•
Share-based compensation: The Company has excluded costs relating to share-based compensation. The Company believes that the exclusion of share-based compensation expense assists investors in the comparisons of operating results to peer companies. Share-based compensation expense can vary significantly based on the timing, size and nature of awards granted.

•
Acquisition-related costs and adjustments (excluding amortization of intangible assets): The Company has excluded the impact of acquisition-related costs and fair value inventory step-up resulting from acquisitions as the amounts and frequency of such costs and adjustments are not consistent and are significantly impacted by the timing and size of its acquisitions. In addition, the company excludes acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments are not consistent and are significantly impacted by the timing and size of the Company’s acquisitions, as well as the nature of the agreed-upon consideration.

•
Gain on extinguishment of debt: The Company has excluded gain on extinguishment of debt as this represents a gain from refinancing our existing debt and is not a reflection of our operations for the period. Further, the amount and frequency of such amounts are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market out of management’s control.

•
Separation costs and separation-related costs: The Company has excluded certain costs incurred in connection with activities regarding the separation of the eye-health business. Separation costs are incremental costs directly related to effectuating the separation of the eye-health business, and include, but are not limited to, legal, audit and advisory fees. Separation-related costs are incremental costs indirectly related to the separation of the eye-health business and include, but are not limited to, rebranding costs and costs associated with facility relocation and/or modification. As these costs arise from events outside of the ordinary course of continuing operations, the Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company’s operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.

•
Other adjustments: The Company has excluded certain other amounts, including legal and other professional fees incurred in connection with legal and governmental proceedings, investigations and information requests regarding certain of our legacy distribution, marketing, pricing, disclosure and accounting practices, litigation and other matters, and net (gain) loss on sale of assets or other disposition of assets. Given the unique nature of the matters relating to these costs, the Company believes these items are not normal operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the Company believes the costs associated with legal settlements and judgments are not normal operating expenses. In addition, as opposed to more ordinary course matters, the Company considers that each of the recent proceedings, investigations and information requests, given their nature and frequency, are outside of the ordinary course and relate to unique circumstances. The Company has also excluded IT infrastructure investments that are the result of other, non-comparable events to measure operating performance. These events arise outside of the ordinary course of continuing operations. The Company has also excluded certain other costs, including professional fees associated with contemplated, but not completed, strategic transactions. The Company excluded these costs as the consideration of such matters are outside of the ordinary course of continuing operations and are infrequent in nature. The Company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the Company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in our industry often face litigation.

Bausch Health Companies Inc.	C-2	2026 Proxy Statement

Adjusted EBITDA excluding Bausch + Lomb
Adjusted EBITDA excluding Bausch + Lomb (non-GAAP) is Adjusted EBITDA (non-GAAP) adjusted to remove Adjusted EBITDA attributable to Bausch + Lomb (non-GAAP), as shown in the table below.
Adjusted EBITDA excluding Bausch + Lomb is not intended to be, and may not be, representative of income from continuing operations (for Bausch Health excluding Bausch + Lomb) or from discontinued operations (for B+L) in accordance with GAAP, as: (i) the criteria for that accounting has not been met and (ii) certain cost allocations to BHC excluding B+L and B+L are not in accordance with the criteria for that accounting. As such, Adjusted EBITDA excluding Bausch + Lomb (non-GAAP) as included herein may not be indicative of the results of the operations or Adjusted EBITDA attributable to Bausch Health (non-GAAP) in the future, or if Bausch + Lomb met the criteria to be treated as a discontinued operation during any of the periods presented.
Adjusted Cash Flow from Operations
Adjusted cash flow from operations (non-GAAP) is Cash generated from operations (its most directly comparable GAAP financial measure) adjusted for: (i) payments of legacy legal settlements, net of insurance proceeds, (ii) payments of transformation costs, (iii) payments for separation costs and separation-related costs, (iv) interest payments charged against premium, (v) fees paid in connection with the debt refinancing transactions and (vi) payments of acquired IPR&D.
As these payments arise from events outside of the ordinary course of continuing operations as discussed above, the Company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the Company’s cash from operations and, as a result, provide useful supplemental information to investors.

Bausch Health Companies Inc.	C-3	2026 Proxy Statement

Adjusted Cash Flow from Operations excluding Bausch + Lomb (non-GAAP)
Adjusted Cash Flow from Operations excluding Bausch + Lomb (non-GAAP) is Adjusted Cash Flow from Operations (non-GAAP) adjusted to remove Adjusted Cash Flow from Operations attributable to Bausch + Lomb (non-GAAP). Adjusted Cash Flow from Operations attributable to Bausch + Lomb (non-GAAP) is Cash Flow from Operations of our Bausch + Lomb segment (its most directly comparable GAAP financial measure) adjusted for the portion of the Company’s payment of the adjustments described above, allocated or attributable to Bausch + Lomb.
Adjusted Cash Flow from Operations excluding Bausch + Lomb is not intended to be, and may not be, representative of Cash Flow from Operations (for Bausch Health excluding Bausch + Lomb) or from discontinued operations (for B+L) in accordance with GAAP, as: (i) the criteria for that accounting has not been met and (ii) certain cost allocations to BHC excluding B+L and B+L are not in accordance with the criteria for that accounting. As such, Adjusted Cash Flow from Operations excluding Bausch + Lomb (non-GAAP) as included herein may not be indicative of the cash flow or Adjusted Cash Flow from Operations attributable to Bausch Health (non-GAAP) in the future, or if Bausch + Lomb met the criteria to be treated as a discontinued operation during any of the periods presented.
Management believes that Adjusted EBITDA excluding Bausch + Lomb (non-GAAP), Adjusted Cash Flow from Operations (non-GAAP), and Adjusted Cash Flow from Operations excluding Bausch + Lomb (non-GAAP), along with the GAAP and non-GAAP measures used by management, most appropriately reflect how the Company measures the business and sets operational goals and incentives. In particular, the Company believes that these metrics focus management on the Company's underlying operational results and business performance. As a result, the Company uses these metrics to assess the actual financial performance of the Company and to forecast future results as part of its guidance. Management believes these metrics are a useful measure to evaluate current performance. These metrics are intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors. In addition, cash bonuses for the Company's executive officers and other key employees are based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) and Adjusted Cash Flow (non-GAAP) targets.

Bausch Health Companies Inc.	C-4	2026 Proxy Statement

Bausch Health Companies Inc. (unaudited)
Reconciliation of Reported Net Income (Loss) to Adjusted EBITDA(1)

	Year Ended December 31, 2025		Bausch Health Excluding B+L	Year Ended December 31, 2024		Bausch Health Excluding B+L
(in millions)	Bausch Health Companies Inc.	B+L		Bausch Health Companies Inc.	B+L
Net income (loss)	$120	$(352)	$472	$(72)	$(305)	$233
Interest expense, net	1,556	409	1,147	1,355	384	971
Provision for income taxes	247	35	212	239	71	168
Depreciation and amortization	1,208	421	787	1,267	436	831
EBITDA (non-GAAP)(1)	3,131	513	2,618	2,789	586	2,203
Adjustments:
Goodwill impairments	145	—	145	—	—	—
Asset impairments	8	—	8	29	5	24
Restructuring, integration and transformation costs	142	117	25	66	56	10
Acquisition related costs and adjustments (excluding amortization of intangible assets)	37	42	(5)	101	77	24
Gain on extinguishment of debt	(162)	6	(168)	(23)	—	(23)
Share based compensation	216	149	67	150	92	58
Separation costs and Separation-related costs	7	2	5	24	12	12
Other adjustments:
Litigation and other matters, net of insurance recoveries and restitutions	61	10	51	220	5	215
IT infrastructure investment	20	20	—	35	35	—
Legal and other professional fees	22	11	11	25	6	19
Gain on sale of assets, net	(6)	(6)	—	(10)	(5)	(5)
Other	43	2	41	19	3	16
Adjusted EBITDA (non-GAAP)(1)(2)	$3,664	$866	$2,798	$3,425	$872	$2,553
Impact of Acquired IPR&D	$114	$33	$81	$18	$18	—

(1)
This is a non-GAAP measure. Management considers the presentation of Adjusted EBITDA for Bausch Health Excluding B+L (non-GAAP) to be meaningful information and utilizes it in decision making and for compensation purposes. Adjusted EBITDA for Bausch Health Excluding B+L (non-GAAP) is not intended to be representative of GAAP continuing operations and Adjusted EBITDA for B+L is not intended to be representative of discontinued operations as the criteria for that accounting has not been met. As such, Adjusted EBITDA excluding B+L (non-GAAP) as included herein may not be indicative of the results of the operations or Adjusted EBITDA attributable to Bausch Health (non-GAAP) in the future, or if B+L met the criteria to be treated as a discontinued operation during any of the periods presented.

(2)
Adjusted EBITDA (non-GAAP) above includes Adjusted EBITDA attributable to non-controlling interests. For Bausch Health Companies Inc., this amounted to $123 million and $118 million for 2025 and 2024, which includes $8 million and $12 million, respectively related to B+L. Adjusted EBITDA attributable to Bausch Health (non-GAAP) was $3,541 million and $3,307 million for 2025 and 2024, respectively.

Bausch Health Companies Inc.	C-5	2026 Proxy Statement

Bausch Health Companies Inc. (unaudited)
Reconciliation of Reported Cash Provided by Operating Activities to Adjusted Cash Flow from Operations (Non-GAAP)1

	Twelve Months Ended December 31, 2025
(in millions)	Bausch Health Companies Inc.	B+L	Bausch Health Excluding B+L(3)
Cash provided by operating activities	$1,400	$283	$1,118
Net cash impact of legacy legal matters(2)	194	—	194
Payments of transformation costs	60	55	4
Payments of separation costs and separation-related costs	15	10	5
Interest payments charged against premium	(276)	—	(276)
Fees paid in connection with debt refinancing	101	33	68
Payments of Acquired IPR&D	109	31	78
Adjusted cash flow from operations (non-GAAP)(1)	$1,603	$412	$1,191

(1)
This is a non-GAAP measure. Management considers the presentation of Adjusted cash flow from operations excluding Bausch + Lomb (non-GAAP) to be meaningful information and utilizes it in decision making and for compensation purposes. Adjusted cash flow from operations for Bausch Health (excl. B+L) (non-GAAP) is not intended to be representative of GAAP operating activities and Adjusted cash flow from operating activities for B+L is not intended to be representative of discontinued operations as the criteria for that accounting has not been met. As such, Adjusted cash flow from operations excluding B+L (non-GAAP) as included herein may not be indicative of the results of the operations or Adjusted cash flow from operations attributable to Bausch Health (non-GAAP) in the future, or if B+L met the criteria to be treated as a discontinued operation during any of the periods presented.

(2)	Payments of legacy legal settlements, net of insurance recoveries and restitutions.
(3)	Amounts may not cross foot due to rounding.

Bausch Health Companies Inc.	C-6	2026 Proxy Statement

QUESTIONS?
NEED HELP VOTING?

Contact us:

North American Toll Free Phone Number:
1.855.682.9437
E-mail: contactus@kingsdaleadvisors.com
Fax Number: 1.416.867.2339
Toll- Free Fax Number: 1.866.545.5580
Outside North America, Banks and Brokers
Call Collect Phone Number: 1.437.561.5036

2150 St. Elzear Blvd. West
Laval, Quebec H7L 4A8
Canada

(800) 361 - 1448

BAUSCH Health

BAUSCH Health

BAUSCH HEALTH COMPANIES INC.
ATTN: SEANA CARSON
2150 SAINT ELZEAR BLVD. WEST
LAVAL, QUEBEC H7L 4A8
CANADA

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (Eastern Daylight Time) on May 18, 2026. Have your proxy card in hand when you access the website and then follow the instructions. When voting online, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BHC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your instructions up until 11:59 p.m. (Eastern Daylight Time) on May 18, 2026. Have your proxy card in hand when you call and then follow the instructions. When voting by telephone, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States. To be effective, your proxy card must be received by Broadridge not later than 11:59 p.m. (Eastern Daylight Time) on May 18, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92164-P41702 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BAUSCH HEALTH COMPANIES INC.

The Board of Directors recommends you vote FOR proposals 1, 2, and 3.

1. Election of Directors	For	Withhold
1a. Thomas J. Appio	☐	☐
1b. Christian A. Garcia	☐	☐
1c. Michael Goettler	☐	☐
1d. Sarah B. Kavanagh	☐	☐
1e. Frank D. Lee	☐	☐
1f. Sandra Leung	☐	☐
1g. John A. Paulson	☐	☐
1h. Robert N. Power	☐	☐
1i. Eiry W. Roberts, M.D.	☐	☐
1j. Amy B. Wechsler, M.D.	☐	☐

	For	Against	Abstain
2. The approval, in an advisory vote, of the compensation of our Named Executive Officers.	☐	☐	☐

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote or withhold from voting the Common Shares represented by this proxy in the manner set forth above.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, WHERE THE SHAREHOLDER HAS GIVEN A CHOICE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR EACH OF 1, 2, AND 3. THE PERSON OR PERSONS APPOINTED UNDER THIS PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THIS PROXY AND THE NOTICE OF MEETING AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER IS OR IS NOT ROUTINE OR CONTESTED. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT.

The undersigned hereby revokes any prior proxies.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on May 19, 2026:
The Notice of Annual Meeting of Shareholders and Management Proxy Circular, Proxy Statement and Annual Report are available at www.proxyvote.com.

V92165-P41702

BAUSCH HEALTH COMPANIES INC.
INSTRUMENT OF PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 19, 2026

The undersigned hereby appoints Thomas J. Appio and Seana Carson, or each of them, or instead of either of the foregoing, ___________________, as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the Annual Meeting (the virtual "**Meeting**") of the Shareholders (the "**Shareholders**") of Bausch Health Companies Inc. (the "**Company**") to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/BHC2026 on May 19, 2026, at 9:00 a.m. (Eastern Daylight Time) and at any adjournment or postponement of the virtual Meeting, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the virtual Meeting, with authority to vote at the proxyholder's discretion except as otherwise specified on the reverse side.

NOTES:

1. **A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON ITS, HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH PERSON'S NAME IN THE SPACE PROVIDED ABOVE AND SIGNING AND RETURNING THIS FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED BELOW. YOU SHOULD ENSURE THAT THE PERSON YOU HAVE APPOINTED WILL BE ATTENDING THE VIRTUAL MEETING AND HAS YOUR CONTROL NUMBER AND OTHER INFORMATION REQUIRED IN ORDER TO VOTE YOUR COMMON SHARES.**

2. This form of proxy must be dated and executed by the Shareholder (using exactly the same name in which the shares are registered) or by his or her attorney authorized in writing or, if the Shareholder is a corporate body, by a duly authorized officer or attorney thereof. A copy of any such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the Common Shares are registered in the name of more than one owner, then all these registered owners should sign this form of proxy. If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Shareholder by the Company.

3. In order for this form of proxy to be effective, it must be signed and deposited with Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States, so that it arrives prior to 11:59 p.m. (Eastern Daylight Time) on May 18, 2026, or, in the case of any adjournment or postponement of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled Meeting.

Continued and to be signed on reverse side